UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices)     (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Alger Funds

Shareholders’ Letter (Unaudited)	October 31, 2021

Dear Shareholders,

Instant Gratification Gives Way to Fundamentals

Pity poor Ralph. After an evening of gluttony, he suffered from major digestive issues while repeating, “I can’t believe I ate the whole thing.” Ralph appeared in a 1970s commercial, during which Alka-Seltzer miraculously cured his stomach woes. One can hardly blame Ralph: Overeating is common and one of many examples of instant gratification, such as conspicuous consumption, gambling and a wide range of other vices. Indeed, researchers say instant gratification floods our brains with short-term mood-enhancing blasts of dopamine, yet like Ralph’s stomach issues, comes at a high cost.

We believe the fiscal 12-month period ended October 31, 2021, illustrates many investors’ preference for short-term gratification. Despite growth equities exhibiting strong and durable fundamentals, investors favored lower-quality cyclical “value” stocks in the past year based on the reopening of the U.S. and other economies post the peak of the COVID-19 pandemic that occurred in late 2020. These kinds of companies benefited disproportionately during the reporting period from the “easy” growth occurring after they experienced massive revenue and earnings declines triggered by forced closures as the COVID-19 pandemic struck in 2020. In our view, the current high growth in revenues and profits reported by many cyclicals that dominate value indices is deceptive. As societies worldwide return to “normal” life as COVID-19 recedes – thanks to the amazing medical advances in vaccines and treatment we’ve seen these past nearly two years—we believe that these companies, and value stocks generally, will be faced with the reality that their long-term, “true” growth and fundamentals are, in many cases, quite poor and deteriorating. As that happens, we believe the longer-term fundamental outperformance of growth companies, innovative leaders in many sectors, will re-assert themselves, and that growth stocks will outperform value stocks again.

Investors Flock to Lower-Quality Cyclicals

Value equities rallied for most of the reporting period. Yet a strong rotation into growth equities that started in early June resulted in the 44.97% return of the Russell 3000 Value Index only modestly outperforming the 42.81% return of the Russell 3000 Growth Index during the fiscal 12-month period. Within the broad Russell 3000 Index, Energy led as investors anticipated that economic growth would support demand for oil, natural gas and other energy commodities, while Financials was the second-best performing sector, a result of increasing interest rates. The Real Estate sector also outperformed with particular strength in cyclical residential real estate investment trusts (REITs) and specialty REITs, such as timber and billboard companies. One interesting fact: small cap growth underperformed small cap value by a very large amount in the past year. In addition, small cap stocks generally are cheap on a historical basis relative to large cap stocks. We think this presents an interesting starting point for small cap growth stocks to potentially outperform in future periods.

Economic Outlook Becomes Less Clear

As the reporting period progressed, investors watched for signs of inflation due to deficit spending, strong labor demand, rising input costs and accelerating economic growth. These concerns appeared to be realized when the May Consumer Price Index climbed 5% year over year, its highest reading since August 2008. The Federal Reserve also helped dampen enthusiasm in June when it adopted a less dovish approach to inflation, signaling that it may raise interest rates in 2023 and discussing tapering its bond buying. Supply chain issues, including a shortage of semiconductors, also surfaced, with AutoForecast Solutions estimating that the problem caused Ford to cut production by some 566,000 vehicles. A muddled view of Washington negotiations on President Biden’s proposed $3.5 trillion stimulus plan also weighed upon sentiment.

We believe the reporting period illustrates that outperformance of value equities can be short lived and occurs within longer periods of growth equities outperforming. Even with the strong performance of value equities prior to June, the Russell 3000 Growth Index has generated an annualized return of 19.09%, outpacing the 12.79% return of the Russell 3000 Value Index during the 10-year period ended October 31, 2021.

Market Rally Extends Beyond the U.S.

Global markets as measured by the MSCI ACWI Index were also strong during the reporting period, with the index generating a 37.86% return, while the MSCI Emerging Markets Index generated a 17.33% return. Within the global benchmark, France, Hong Kong, Germany, the United States, the Netherlands and Switzerland were among the top performing countries.

The Appeal of Growth Equity Fundamentals

The aforementioned rotation to value equities occurred despite growth equities exhibiting the following characteristics at the start of the reporting period and to a similar degree throughout the 12 months:

•
Long-term earnings per share growth based on consensus estimates for the Russell 1000 Growth Index was approximately 17.6% at the start of the re- porting period compared to only 7.8% for the Russell 1000 Value Index.

•	Return on equity, or the ratio of net income to shareholders' equity, for the Russell 1000 Growth Index was approximately 29.7% compared to only 8.7% for the Russell 1000 Value Index.

•
Risk as determined by the ratio of net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) for the Russell 1000 Growth Index was only 0.7X compared to a substantially higher rate of 2.9X for the Russell 1000 Value Index.

The rotation into value equities, furthermore, appears to have overlooked another metric— the price to earnings growth ratio (PEG), which measures the cost per unit of future earnings growth. At the start of the reporting period, the S&P 500 Growth Index PEG ratio was 1.76 compared to the 2.6 ratio of the S&P 500 Value Index.

Comparing Drivers of Performance

The drivers of cyclical companies’ performance in the Energy and Financials sectors illustrate why rotations to value equities can be short lived unlike the potential for long-term gains of secular growth leaders with durable fundamentals.

•
Energy: During the second quarter of calendar year 2021, S&P 500 Energy sector earnings soared to $13.9 billion as commodity prices climbed, while during the same period last year the sector recorded a loss of $10.6 billion as the recession dramatically curtailed demand. We believe the long-term fu- ture performance of traditional oil and gas companies, however, faces many challenges. With the accelerated adoption of electric vehicles, as well as solar, wind and other renewable energy sources, we think the long-term outlook for oil and gas presents a difficult environment for these companies’ stocks to outperform. In comparison, companies that are squarely involved with the growth opportunities in electric vehicles, renewable power, battery storage and technology, etc. will be, we believe, much better opportunities for long- term appreciation for investors. Tesla, of course, is the leading example of both a company and stock that has benefitted from its innovation and leader- ship, and handsomely rewarded its long-term shareholders.

•
Financials: This sector is one of the most traditional and conservative, and thus lacking in innovation within its dominant companies (in terms of cur- rent size and brand). However, the major banks, credit card companies and other financial institutions are all, we believe, now faced with challenges from innovative, technology enabled, “fintech” companies that are upsetting the long-held status quo. Upstart Holdings, for example, has developed big data techniques, powered by artificial intelligence (AI), to advance credit scoring of loans. Banking companies using their technology can offer loans at much lower interest rates but make the same returns (or better) because of the ability to better price credit risk and reduce loan losses. Loans are a com- modity – as are most financial services in the banking world – so Upstart has seen rapid and massive growth through the adoption of its technology by its banking customers. Similarly, other fintech companies like PayPal and Square are offering merchants and consumers better point-of-sale systems, integrated with financial and cash management systems for businesses or, for consumers, in better electronic wallets and cash “apps” for managing personal finances. The competitive pressures in this sector are enormous, and thus there are also traditional banks that have responded by innovating and developing solutions for emerging new customer profiles. For example, Signature Bank is growing well above the rate of growth of the traditional brick and mortar banking industry with its branchless banking services and apps that, in our view, are superior to most and also by targeting high growth customer segments within the cryptocurrency marketplaces.

Going Forward

At Alger, we will continue to focus on secular growth leaders that we believe have strong long-term fundamentals. We are in a highly innovative period in our society and in the world. The numerous initial public offerings of a new generation of growth companies have attracted tremendous attention. Many, if not most, are disruptors in their industries: changing how we purchase everything and anything, how it is delivered to us, changing what we drive and how we power and live in our homes, changing how we travel and how we engage with both friends and colleagues. Businesses of all sizes are realizing efficiency benefits from “digitizing” their internal processes – from marketing, to contract negotiation, to billing and expense payment. We intend to continue to use our time-tested fundamental research to understand these changes and innovations in business and our society and to find the companies that we think offer strong potential for attractive long-term performance for our portfolios and clients.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 35.41% for the fiscal 12-month period ended October 31, 2021, compared to the 43.21% return of the Russell 1000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Healthcare.

Contributors to Performance

The Financials and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Tesla, Inc.; Apple, Inc.; and NVIDIA Corp. were among the top contributors to absolute performance.

We believe that Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance

The Healthcare and Consumer Discretionary sectors were among the sectors that detracted from relative performance. Regarding individual positions, Alibaba Group Holding Ltd.; Expedia Group, Inc.; Snap, Inc., Cl. A; Discovery, Inc., Cl. A; and General Motors Company were among the top detractors from absolute performance.

The Fund owns Alibaba shares because of the large addressable market opportunities in e-commerce and cloud computing, as well as the company’s potential for exploiting those opportunities due to state-enacted barriers that block meaningful foreign competitors. Unfortunately, the Chinese communist party has exhibited increased regulatory oversight of Alibaba, which precluded the company from consummating a potentially value-creating initial public offering of ANT Financial, its formidable fintech platform. As a result of this near-term regulatory uncertainty, the Alibaba investment detracted from portfolio performance.

Alger 35 Fund

The Alger 35 Fund generated a 44.27% return during the fiscal 12-month period ended October 31, 2021, compared to the 42.91% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The Fund had no exposure to Materials, Utilities or Energy sectors.

The Information Technology and Healthcare sectors provided the greatest contributions to relative performance. Regarding individual positions, Alphabet, Inc., Cl. C; Microsoft Corp.; Applied Materials, Inc.; US Foods Holding Corp.; and Genius Sports Ltd. were among the top contributors to absolute performance. Shares of Microsoft outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Financials sector and the Fund’s lack of Energy holdings detracted from relative performance. Regarding individual positions, Snap, Inc., Cl. A; Shake Shack, Inc., Cl. A; Magnite, Inc.; Quidel Corp.; and Core Laboratories NV were among the top detractors from absolute performance. Quidel develops, manufactures and markets rapid point-of- care diagnostic solutions worldwide that are used for cardiac, toxicology and infectious disease testing. Quidel’s solutions are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories when quality, highly sensitive, low-cost, easy-to-use and fast diagnosis is particularly important. Shares of the company underperformed due to general concern that COVID-19 vaccines could result in decreased demand for Quidel’s COVID-19 testing products. Alger believes the need for testing can potentially last longer than the market is currently assuming. Additionally, Quidel has a significantly enhanced position in rapid point- of-care infectious disease testing, with a significant number of new instrument customers as a result of the pandemic.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 44.12% for the fiscal 12-month period ended October 31, 2021, compared to the 42.91% return of the S&P 500 Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Financials and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Apple, Inc.; JPMorgan Chase & Co.; Morgan Stanley; and Alphabet, Inc., Cl. A were among the contributors to absolute performance. Shares of Microsoft outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Consumer Discretionary and Materials sectors were the most significant detractors from relative performance. Regarding individual positions, Americold Realty Trust; Southern Copper Corp.; General Motors Company; Verizon Communications, Inc.; and Organon & Co. were among the top detractors from absolute performance.

Alger believes that General Motors (GM) leads a small group of legacy automakers that are not only demonstrating effective electric vehicle strategies, but also rethinking the way their businesses work to make for more profitable, less cyclical financial profiles over time. The car will no longer represent a discrete, low-margin hardware sale; instead, like smartphones, cars will become conduits for high-value software, and we believe there is potential for GM to enter new addressable markets like energy storage. GM has been valued as a low-margin cyclical for most of its history, and in recent years, there has been substantial concern that it will be difficult for the company to compete as electric vehicles become more prevalent. Alger believes that GM will not only keep up but build a much more profitable business in the future.

GM’s share price increased during the reporting period due to a cyclical recovery in the automobile industry, but the position detracted from performance as the portfolio holding was underweight during the period in which the share price rose the most.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 44.05% for the fiscal 12-month period ended October 31, 2021, compared to the 39.43% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Communication Services and Financials sectors provided the largest contributions to relative performance. Regarding individual positions, Upstart Holdings, Inc.; Moderna, Inc.; Bio-Techne Corp.; US Foods Holding Corp.; and CrowdStrike Holdings, Inc., Cl. A were among the top contributors to absolute performance.

Upstart Holdings provides an online marketplace lending platform that is powered by artificial intelligence. The platform facilitates the origination of prime and near prime unsecured consumer loans by acting as an intermediary between consumers and lending institutions, which is a capital-light model.

Shares of Upstart outperformed after the company said it delivered strong results for the second quarter and raised full-year 2021 guidance. In our view, the results showed that volume growth in the core personal loan business is strong as Upstart’s marketing funnel is gaining scale benefits while EBITDA margins are expanding and tracking well ahead of guidance. Upstart also continues to gain further traction in bank partnerships and make solid progress with its nascent auto loan product that is available in many states. In our view, the results demonstrate that Upstart has the potential to address a very large market over the coming years in a highly profitable way, and that the company’s investments in growth initiatives are bearing fruit.

Detractors from Performance

The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance.

Regarding individual positions, Quidel Corp.; Forte Biosciences Inc.; Discovery, Inc., Cl. A; DermTech, Inc.; and Cheesecake Factory, Inc. were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Mid Cap Focus Fund

The Alger Mid Cap Focus Fund generated a 57.36% return for the fiscal 12-month period ended October 31, 2021, compared to the 39.43% return of the Russell Midcap Growth Index.

Contributors to Performance

During the quarter, the largest portfolio sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Information Technology. The Industrials and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions, Cloudflare., Inc., Cl. A; Upstart Holdings, Inc.; InMode Ltd.; Roku, Inc., Cl. A; and MicroStrategy, Inc., Cl. A were among the top contributors to absolute performance. Shares of Upstart outperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Energy and Real Estate sectors were among the top detractors from relative performance. Regarding individual positions, Quidel Corp.; EHang Holdings Ltd.; ChargePoint Holdings, Inc., Cl. A; DMC Global, Inc.; and Yalla Group Ltd., Cl. A were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a 49.80% return during the fiscal 12-month period ended October 31, 2021, compared to the 37.12% return of the Russell 2500 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials. The Fund had no exposure to Communication Services, Consumer Staples, Materials or Utilities sectors.

Contributors to Performance

The Financials and Healthcare sectors provided the greatest contributions to relative performance. Regarding individual positions, Upstart Holdings, Inc.; Progyny, Inc.; Signature Bank; Paylocity Holding Corp.; and Natera, Inc. were among top contributors to absolute performance. Shares of Upstart outperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

The Consumer Discretionary sector was the largest detractor from relative performance. Regarding individual positions, ACADIA Pharmaceuticals, Inc.; Eargo, Inc.; Ollie's Bargain Outlet Holdings, Inc.; Nevro Corp.; and Latham Group, Inc. were among the top detractors from absolute performance.

Ollie's Bargain Outlet is a retailer of brand name merchandise such as food, houseware, books and stationery, bed and bath products, floor coverings, electronics and toys. Other products include hardware, personal healthcare items, candy, clothing, sporting equipment, pet and lawn goods, and garden items. Ollie’s faced a challenging comparison to the second quarter of 2020, when it was one of the traditional brick-and-mortar retailers that benefited from the COVID-19 pandemic as food offerings made the company an essential service and the Ollie’s Army brand loyalty program expanded. Ollie’s posted a negative same store sales comparison for the second quarter of this year as expected, but other factors contributed to the stock’s underperformance, including supply chain disruptions and a tight labor market.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 29.27% for the fiscal 12-month period ended October 31, 2021, compared to the 38.45% return of the Russell 2000 Growth Index. During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials.

Contributors to Performance

The Healthcare and Information Technology sectors provided the greatest contributions to relative performance. Regarding individual positions, HubSpot, Inc.; Bio-Techne Corp.; InMode Ltd.; Bill.com Holdings, Inc.; and Magnolia Oil & Gas Corp., Cl. A were among the top contributors to absolute performance.

Bill.com is an emerging growth company that provides software as a solution services for business-to-business (B2B) payments. Its services target small and medium-size businesses (SMB). We believe SMBs are in the very early stages of digitizing their B2B payments and that Bill.com has a strong first-mover advantage to capitalize on secular tailwinds. In our view, Bill.com offers a clear value add to customers, attractive unit economics and an emerging network effect that could drive revenue acceleration. Shares of Bill.com outperformed after the company announced strong results led by a material beat in volume and transaction revenue, well-received fiscal-year 2022 guidance and incremental details on recently acquired Divvy, which is an expense management and smart corporate credit card solutions provider. Details about Bill.com’s invoice2go, which includes mobile device and web-based invoicing, expense tracking and reporting tools, also supported performance. The company’s fiscal fourth quarter results underscored ongoing strength in organic Bill.com trends coupled with incremental revenue and cross-selling potential with Divvy and Invoice2go customers.

Detractors from Performance

The Industrials and Consumer Discretionary sectors were among the sectors that detracted from results. Regarding individual positions, Quidel Corp.; Bandwidth, Inc., Cl. A; Quotient Technology, Inc.; BigCommerce Holdings, Inc.; and Forte Biosciences, Inc. were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 21.05% during the fiscal 12-month period ended October 31, 2021, compared to the 38.45% return of the Russell 2000 Growth Index. During the reporting period, the Healthcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Healthcare. The Fund had no exposure to Financials, Materials, Real Estate or Utilities and insignificant exposure to Energy and Consumer Staples.

Contributors to Performance

The Healthcare sector provided the greatest contribution to relative performance. Regarding individual positions Natera, Inc.; CryoPort, Inc.; Bio-Techne Corp.; Shockwave Medical, Inc.; and Repligen Corp. were among the top contributors to absolute performance.

Repligen is a leading provider of advanced bioprocessing technologies and solutions used in manufacturing biologic drugs. Repligen’s main product areas are in filtration, which involves removing cellular metabolic waste during fermentation; chromatography, which purifies the final biologic drugs; growth factor products, which are used during manufacturing; and process analytics, which is used to analyze the purity of drug substances. The performance of Repligen shares benefited from the company announcing in July that it generated strong second quarter results. Repligen posted impressive organic growth resulting from strong demand for its core products and COVID-19 vaccine manufacturing. In addition, Repligen closed the acquisition of Polymem SA in July to significantly expand its filtration manufacturing capacity and add new technologies. The company also announced the acquisition of Avitidei, which could strengthen its protein and growth factor business.

Detractors from Performance

The Consumer Discretionary sector was the top detractor from relative performance. Regarding individual positions, Quidel Corp.; Berkeley Lights, Inc.; Eargo, Inc.; BigCommerce Holdings, Inc.; and WM Technology, Inc., Cl. A were the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund recorded a 34.87% return for the fiscal 12-month period ended October 31, 2021, compared to the 30.23% return of the MSCI ACWI ex USA Index.

During the quarter, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance

The Industrials and Consumer Discretionary sectors provided the greatest contributions to relative performance. From a country perspective, the Netherlands, Hong Kong, France, Sweden, Italy and China were among the top contributors to relative performance.

Regarding individual positions, ASML Holding NV; EQT AB; Indian Railway Catering & Tourism Corp. Ltd.; Lasertec Corp.; and Samsonite International S.A. were among the top contributors to absolute performance. ASML Holding is a global leader in advanced semiconductor lithography equipment. Increased demand for new semiconductors is increasing demand for ASML’s cutting edge extreme ultraviolet (EUV) lithography, which is a technology that is critical to the newest generation of chip development.

Detractors from Performance

The Financials and Energy sectors were among the sectors that detracted from results. From a country perspective, Brazil, Spain, Australia and the United Kingdom were among the top detractors from relative performance.

Regarding individual positions, Kogan.com Ltd.; Vinci Partners Investments Ltd., Cl. A; Tencent Holdings Ltd.; Trip.com Group Ltd.; and StoneCo Ltd., Cl. A were among the top detractors from absolute performance. Kogan.com is one of Australia’s largest pure-play online retailers of consumer electronics, general merchandise and adjacent services with its own private label and third-party brands. Kogan is benefitting from the structural shift toward e-commerce; however, the company has faced cost pressures and transitory charges related to logistics, personal protective equipment and compensation awards resulting in a deceleration of EBITDA growth. While website data and app downloads have shown continued strong momentum, the stock’s performance took a breather after generating an extremely strong 2020 return.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 29.12% for the fiscal 12-month period ended October 31, 2021, compared to the 42.91% return of the S&P 500 Index and the 30.86% return of the Russell 3000 Healthcare Index. As of July 1, 2021, Dr. Sanjiv Talwar became one of the Fund’s portfolio managers.

Contributors to Performance

Regarding individual positions, Moderna, Inc.; DexCom, Inc.; InMode Ltd.; Bio-Techne Corp.; and UnitedHealth Group, Inc. were among the top contributors to absolute performance.

Bio-Techne develops, manufactures and sells biotechnology reagents, clinical diagnostic products and instruments for medical research and clinical diagnostic applications. With its deep product portfolio and application expertise, Bio-Techne provides life science customers with innovative, high-quality scientific tools to better understand biological processes and drive discovery of diagnostic and therapeutic products. Bio-Techne also sells a portfolio of assays, or clinical molecular diagnostic oncology products, including a test used in the diagnosis of prostate cancer. Bio-Techne has generated strong earnings growth with a faster-than-expected rebound from the pandemic due to demand from academic customers, while demand from biopharmaceutical customers has remained robust.

Detractors from Performance

Forte Biosciences, Inc.; Nevro Corp.; Invitae Corp.; Livongo Health, Inc.; and Novavax, Inc. were among the top detractors from absolute performance. Forte Biosciences is a clinical-stage biotechnology company that was focused on developing FB-401, its lead biotherapeutic drug candidate for treating atopic dermatitis (AD), which is an inflammatory skin condition. In early September, Forte Biosciences provided top-line data from its highly anticipated Phase 2b trial, which evaluated FB-401 versus a placebo for the first time and would have potentially been a big catalyst for the company by providing further scientific validation of the drug; however, the results showed no statistically significant improvement in clinical benefit relative to the placebo, which sparked a selloff of Forte Biosciences shares. The company intends to discontinue further investments in FB-401 and we have sold the position.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above other than the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 35 Fund represents Class Z shares. Performance for the Alger Mid Cap Focus Fund represents Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2021.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Funds’ most recent month-end performance data, visit www.alger. com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Definitions:

•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un- biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 com- panies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 98% of all U.S.-incorporated equity securities. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap represen- tation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's lead- ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell 1000 Value Index measures the performance of the large cap val- ue segment of the U.S. equity universe. It includes those Russell 1000 com- panies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The S&P 500 Growth Index is an unmanaged index considered representa- tive of large-cap growth stocks.

•	The S&P 500 Value Index is an unmanaged index considered representative of large-cap value stocks.

•	The S&P 500 Index is an index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•
The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotech- nology.

FUND PERFORMANCE AS OF 9/30/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	15.79%	20.47%	18.45%	11.11%
Alger Capital Appreciation Class C (Inception 7/31/97)*	20.31%	20.88%	18.21%	10.94%
Alger Capital Appreciation Class Z (Inception 12/29/10)	22.62%	22.18%	19.49%	16.90%
Alger 35 Fund Class Z (Inception 10/31/18)**	32.10%	n/a	n/a	27.82%
Alger Growth & Income Class A (Inception 12/31/96)	24.56%	14.63%	14.40%	9.17%
Alger Growth & Income Class C (Inception 7/31/97)*	29.44%	15.00%	14.16%	8.99%
Alger Growth & Income Class Z (Inception 3/1/12)	31.87%	16.27%	n/a	13.81%
Alger Mid Cap Growth Class A (Inception 12/31/96)	27.61%	22.05%	17.66%	10.65%
Alger Mid Cap Growth Class B (Inception 5/24/93)	29.76%	22.78%	17.66%	10.61%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	32.62%	22.37%	17.32%	9.99%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	35.08%	23.72%	n/a	16.68%
Alger Mid Cap Focus Class A (Inception 7/29/2021)	n/a	n/a	n/a	4.16%
Alger Mid Cap Focus Class C (Inception 7/29/2021)	n/a	n/a	n/a	4.06%
Alger Mid Cap Focus Class I (Inception 6/14/19)	43.90%	n/a	n/a	40.66%
Alger Mid Cap Focus Class Y (Inception 2/26/21)	n/a	n/a	n/a	4.89%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	44.32%	n/a	n/a	40.99%
Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	34.54%	24.38%	18.63%	11.96%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	39.92%	24.78%	18.36%	11.75%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	42.07%	25.75%	19.29%	12.33%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	42.47%	n/a	n/a	27.37%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	42.45%	26.15%	19.67%	16.31%
Alger Small Cap Growth Class A (Inception 12/31/96)	16.17%	22.11%	16.90%	7.46%
Alger Small Cap Growth Class B (Inception 11/11/86)	17.66%	22.74%	16.92%	7.44%
Alger Small Cap Growth Class C (Inception 7/31/97)*	20.72%	22.47%	16.50%	7.30%
Alger Small Cap Growth Class Z (Inception 12/29/10)	23.02%	23.88%	17.86%	14.57%
Alger Small Cap Focus Class A (Inception 3/3/08)	11.37%	20.48%	17.86%	12.38%
Alger Small Cap Focus Class C (Inception 3/3/08)	15.67%	20.89%	17.66%	12.10%
Alger Small Cap Focus Class I (Inception 3/3/08)	17.60%	21.80%	18.63%	12.98%
Alger Small Cap Focus Class Y (Inception 2/28/17)	17.96%	n/a	n/a	23.39%
Alger Small Cap Focus Class Z (Inception 12/29/10)	17.96%	22.20%	18.97%	15.58%
Alger International Focus Class A (Inception 12/31/96)	21.75%	11.99%	9.71%	6.45%
Alger International Focus Class B (Inception 11/11/86)	23.69%	12.62%	9.71%	6.42%
Alger International Focus Class C (Inception 7/31/97)*	26.42%	12.29%	9.41%	6.27%
Alger International Focus Class I (Inception 5/31/13)	28.52%	13.40%	n/a	9.01%
Alger International Focus Class Z (Inception 12/29/10)	28.88%	13.68%	10.76%	8.91%
Alger Health Sciences Fund Class A (Inception 5/1/02)	14.42%	20.16%	17.06%	13.13%
Alger Health Sciences Fund Class C (Inception 5/1/02)	18.87%	20.53%	16.78%	12.91%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	21.17%	21.89%	n/a	13.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, the Alger Small Cap Focus Fund (formerly, Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Before March 28, 2018, the Alger International Focus Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013 the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Previously, the Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies.

From August 30, 2017 to September 30, 2019, the Alger Weatherbie Specialized Growth Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.

Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares of the Fund. Class P-2 Shares of the Alger 35 Fund were converted to Class Z Shares after the close of business on October 29, 2021.

*
Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

**
On May 7, 2021 Class P Shares of the Alger 35 Fund were reclassified as Class Z Shares of the Alger 35 Fund. After the close of business on October 29, 2021, Class P-2 Shares of the Alger 35 Fund converted to Class Z Shares of the Fund. Historical performance prior to May 7, 2021 is that of the Fund's Class P shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/1/1993
Class A (Inception 12/31/96)	28.31%	22.87%	17.98%	11.40%
Class C (Inception 7/31/97)*	33.43%	23.29%	17.73%	11.22%
Russell 1000 Growth Index	43.21%	25.49%	19.42%	10.29%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	35.85%	24.61%	19.01%	17.53%
Russell 1000 Growth Index	43.21%	25.49%	19.42%	18.08%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 35 FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS Z SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class Z shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class Z shares, through October 31, 2021. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund's Class P shares. Figures for the Alger 35 Fund Class Z shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class Z shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/29/2018
Class Z (Inception 3/29/18)	44.27%	n/a	n/a	29.72%
S&P 500 Index	42.91%	n/a	n/a	18.87%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund's Class P shares. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	36.56%	16.54%	14.10%	9.43%
Class C (Inception 7/31/97)*	42.01%	16.91%	13.85%	9.25%
S&P 500 Index	42.91%	18.93%	16.21%	9.66%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	44.54%	18.20%	n/a	14.47%
S&P 500 Index	42.91%	18.93%	n/a	15.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, Alger Growth & Income Fund followed a different investment objective and different strategies under the name "Alger Balanced Fund." Perfor- mance prior to April 1, 2011 does not reflect the Fund's current investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND**
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND**
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	36.48%	24.48%	16.70%	10.84%
Class B (Inception 5/24/93)	39.24%	25.31%	16.68%	10.81%
Class C (Inception 7/31/97)*	41.91%	24.82%	16.35%	10.19%
Russell Midcap Growth Index	39.43%	21.90%	16.86%	10.70%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	44.55%	26.22%	n/a	17.40%
Russell Midcap Growth Index	39.43%	21.90%	n/a	15.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission’s rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

ALGER MID CAP FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through October 31, 2021. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class A, C, Y and Z shares will vary from the results shown above due to differences in the expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 6/14/2019
Class I (Inception 6/14/19)	57.36%	n/a	n/a	43.96%
Class Z (Inception 6/14/19)	57.77%	n/a	n/a	44.32%
Russell Midcap Growth Index	39.43%	n/a	n/a	26.28%

	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Class Y (Inception 2/26/21)	n/a	n/a	n/a	14.09%
Russell Midcap Growth Index	n/a	n/a	n/a	15.71%

	1 YEAR	5 YEARS	10 YEARS	Since 7/29/2021
Class A (Inception 7/29/21)	n/a	n/a	n/a	13.35%
Class C (Inception 7/29/21)	n/a	n/a	n/a	13.16%
Russell Midcap Growth Index	n/a	n/a	n/a	4.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. From August 30, 2017 to September 30, 2019, the Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name "Alger SMid Cap Growth Fund" and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	41.92%	27.54%	17.79%	12.26%
Class C (Inception 5/8/02)	47.68%	27.95%	17.52%	12.05%
Class I (Inception 8/5/07)*	49.81%	28.93%	18.44%	12.62%
Russell 2500 Growth Index	37.12%	20.68%	16.11%	11.33%

	1 YEAR	5 YEARS	10 YEARS	Since 8/30/2017
Class Y (Inception 8/30/17)	50.35%	n/a	n/a	28.63%
Russell 2500 Growth Index	37.12%	n/a	n/a	19.89%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	50.32%	29.34%	18.81%	16.84%
Russell 2500 Growth Index	37.12%	20.68%	16.11%	14.72%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name "Alger SMid Cap Growth Fund" and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND**
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND**
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	22.47%	24.73%	15.68%	7.59%
Class B (Inception 11/11/86)	24.38%	25.44%	15.71%	7.57%
Class C (Inception 7/31/97)*	27.41%	25.13%	15.29%	7.43%
Russell 2000 Growth Index	38.45%	17.90%	14.57%	8.16%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	29.66%	26.53%	16.64%	14.84%
Russell 2000 Growth Index	38.45%	17.90%	14.57%	13.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission's Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	14.71%	22.96%	16.54%	12.50%
Class C (Inception 3/3/08)	19.17%	23.37%	16.34%	12.22%
Class I (Inception 3/3/08)	21.09%	24.33%	17.31%	13.10%
Russell 2000 Growth Index	38.45%	17.90%	14.57%	11.91%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	21.45%	n/a	n/a	23.59%
Russell 2000 Growth Index	38.45%	n/a	n/a	15.76%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	21.45%	24.70%	17.64%	15.73%
Russell 2000 Growth Index	38.45%	17.90%	14.57%	13.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name "Alger Growth Opportunities Fund" and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND**
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named "Alger Large Cap Growth Fund," and from May 31, 2013 to August 15, 2018 the Fund was named "Alger International Growth Fund." Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND**
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	27.82%	13.57%	8.94%	6.61%
Class B (Inception 11/11/86)	30.02%	14.24%	8.96%	6.58%
Class C (Inception 7/31/97)*	32.86%	13.89%	8.65%	6.43%
MSCI AC World Index ex USA	30.23%	10.28%	7.15%	6.02%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	34.94%	15.01%	n/a	9.47%
MSCI AC World Index ex USA	30.23%	10.28%	n/a	6.72%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	35.34%	15.30%	9.99%	9.27%
MSCI AC World Index ex USA	30.23%	10.28%	7.15%	5.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named "Alger Large Cap Growth Fund," and from May 31, 2013 to August 15, 2018 the Fund was named "Alger International Growth Fund." Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund's current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission's Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its  annual return, which is included in Litigation income in the accompanying Statements of Operations.

ALGER HEALTH SCIENCES FUND**
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND**
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	22.34%	23.60%	16.70%	13.22%
Class C (Inception 5/1/02)	27.11%	23.98%	16.44%	13.00%
Russell 3000 Healthcare Index	30.86%	17.68%	17.53%	10.45%
S&P 500 Index	42.91%	18.93%	16.21%	9.86%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	29.53%	25.38%	n/a	14.02%
Russell 3000 Healthcare Index	30.86%	17.68%	n/a	11.67%
S&P 500 Index	42.91%	18.93%	n/a	15.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

**
Pursuant to the U.S. Securities and Exchange Commission's Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

PORTFOLIO SUMMARY†
October 31, 2021 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 35 Fund	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
Communication Services	12.1%	6.1%	12.1%	7.5%
Consumer Discretionary	22.8	8.1	8.1	11.6
Consumer Staples	0.0	0.0	6.4	0.0
Energy	0.1	2.0	3.4	0.9
Financials	3.9	6.1	15.0	6.8
Healthcare	7.8	17.2	12.2	22.6
Industrials	4.7	6.2	5.8	11.8
Information Technology	47.2	48.3	26.4	35.7
Materials	0.4	0.0	1.8	0.5
Real Estate	0.4	3.1	3.7	0.8
Utilities	0.0	0.0	1.1	0.0
Short-Term Investments and Net Other Assets	0.6	2.9	4.0	1.8
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
Communication Services	4.8%	0.0%	6.7%	2.3%
Consumer Discretionary	7.7	11.8	8.2	7.1
Consumer Staples	2.2	0.0	2.5	1.3
Energy	1.8	2.4	1.9	2.0
Financials	6.2	12.7	2.0	0.0
Healthcare	17.1	20.8	35.9	46.6
Industrials	22.0	16.4	5.7	10.3
Information Technology	37.3	24.5	27.6	29.3
Materials	0.0	1.0	2.3	0.0
Real Estate	0.0	5.7	0.7	0.0
Short-Term Investments and Net Other Assets	0.9	4.7	6.5	1.1
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Health Sciences Fund
Consumer Staples	1.7%
Financials	1.4
Healthcare	90.6
Information Technology	6.3
Short-Term Investments and Net Other Assets	0.0
100.0%

PORTFOLIO SUMMARY†
October 31, 2021 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Argentina	1.9%
Australia	5.5
Belgium	1.1
China	6.6
France	10.1
Germany	5.3
Hong Kong	4.9
India	2.2
Ireland	2.1
Italy	9.4
Japan	10.0
Netherlands	11.6
Norway	4.2
Singapore	2.6
South Korea	2.6
Spain	1.4
Sweden	2.7
Switzerland	7.0
Taiwan	1.9
United Kingdom	2.1
United States	2.1
Short-Term Investments, Cash and Net Other Assets	2.7
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS	ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—98.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
HEICO Corp.	77,819	$10,847,191
TransDigm Group, Inc.*	59,727	37,258,897
		48,106,088
AIR FREIGHT & LOGISTICS—0.3%
GXO Logistics, Inc.*	134,738	11,964,734
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Capri Holdings Ltd.*	473,060	25,185,714
Lululemon Athletica, Inc.*	47,253	22,020,371
LVMH Moet Hennessy Louis Vuitton SE	18,139	14,222,568
		61,428,653
APPLICATION SOFTWARE—10.1%
Adobe, Inc.*	212,579	138,252,878
Bill.com Holdings, Inc.*	65,585	19,302,321
Cadence Design Systems, Inc.*	163,614	28,323,219
Five9, Inc.*	29,964	4,734,612
Intuit, Inc.	103,439	64,751,780
salesforce.com, Inc.*	251,282	75,306,703
Unity Software, Inc.*	105,271	15,928,555
		346,600,068
AUTOMOBILE MANUFACTURERS—5.0%
General Motors Co.*	629,329	34,254,378
Tesla, Inc.*	121,759	135,639,526
		169,893,904
AUTOMOTIVE RETAIL—1.1%
Carvana Co., Cl. A*	50,905	15,433,378
Lithia Motors, Inc., Cl. A	73,070	23,325,405
		38,758,783
BIOTECHNOLOGY—1.0%
Horizon Therapeutics PLC*	166,509	19,966,094
Natera, Inc.*	125,393	14,366,276
		34,332,370
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	221,621	10,325,322
Evolution AB	83,770	13,598,670
Flutter Entertainment PLC*	97,413	18,440,126
MGM Resorts International	934,920	44,090,827
		86,454,945
CONSUMER FINANCE—1.1%
Upstart Holdings, Inc.*	117,987	37,996,534
DATA PROCESSING & OUTSOURCED SERVICES—7.3%
Dlocal Ltd., Cl. A*	390,004	18,919,094
PayPal Holdings, Inc.*	296,260	68,907,113
Square, Inc., Cl. A*	186,886	47,562,487
Visa, Inc., Cl. A	535,214	113,342,269
		248,730,963
DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	50,985	22,081,604

THE ALGER FUNDS	ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
AMETEK, Inc.	95,165	$12,599,846
Eaton Corp. PLC	157,234	25,905,874
		38,505,720
FINANCIAL EXCHANGES & DATA—1.1%
CME Group, Inc., Cl. A	8,672	1,912,610
S&P Global, Inc.	77,020	36,519,803
		38,432,413
FOOTWEAR—0.9%
NIKE, Inc., Cl. B	182,956	30,606,709
GENERAL MERCHANDISE STORES—0.6%
Target Corp.	75,298	19,548,867
HEALTHCARE EQUIPMENT—4.1%
Danaher Corp.	257,623	80,319,123
Dexcom, Inc.*	23,887	14,886,617
Intuitive Surgical, Inc.*	120,738	43,602,114
		138,807,854
HEALTHCARE SERVICES—0.2%
Guardant Health, Inc.*	57,246	6,685,760
HEALTHCARE SUPPLIES—0.6%
Align Technology, Inc.*	33,909	21,171,762
HEALTHCARE TECHNOLOGY—0.2%
Doximity, Inc., Cl. A*	119,777	8,322,106
HOME IMPROVEMENT RETAIL—0.8%
Lowe's Cos., Inc.	113,371	26,508,407
HOTELS RESORTS & CRUISE LINES—0.5%
Booking Holdings, Inc.*	5,688	13,769,396
Expedia Group, Inc.*	20,248	3,328,974
		17,098,370
INTERACTIVE HOME ENTERTAINMENT—2.2%
ROBLOX Corp., Cl. A*	131,160	11,020,063
Sea Ltd.#,*	128,483	44,142,905
Take-Two Interactive Software, Inc.*	114,763	20,772,103
		75,935,071
INTERACTIVE MEDIA & SERVICES—7.5%
Alphabet, Inc., Cl. C*	62,659	185,809,625
Meta Platforms, Inc., Cl. A*	176,236	57,024,683
Pinterest, Inc., Cl. A*	97,241	4,340,838
Snap, Inc., Cl. A*	198,938	10,460,160
		257,635,306
INTERNET & DIRECT MARKETING RETAIL—7.3%
Altaba, Inc.*,@,(a)	259,825	1,015,916
Amazon.com, Inc.*	72,356	244,015,545
Global-e Online Ltd.*	92,223	5,336,023
		250,367,484

THE ALGER FUNDS	ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—2.9%
Okta, Inc., Cl. A*	18,605	$4,598,784
Shopify, Inc., Cl. A*	29,807	43,718,821
Snowflake, Inc., Cl. A*	38,631	13,669,193
Twilio, Inc., Cl. A*	125,561	36,583,453
		98,570,251
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	230,509	23,691,715
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	59,641	20,558,849
LIFE SCIENCES TOOLS & SERVICES—0.2%
Thermo Fisher Scientific, Inc.	8,663	5,484,285
MANAGED HEALTHCARE—0.8%
UnitedHealth Group, Inc.	56,179	25,868,744
MOVIES & ENTERTAINMENT—2.4%
Live Nation Entertainment, Inc.*	367,522	37,174,850
Netflix, Inc.*	29,135	20,112,182
Roku, Inc., Cl. A*	84,596	25,793,321
		83,080,353
OIL & GAS EXPLORATION & PRODUCTION—0.1%
Pioneer Natural Resources Co.	13,481	2,520,677
PHARMACEUTICALS—0.7%
Zoetis, Inc., Cl. A	108,430	23,442,566
RAILROADS—0.5%
Union Pacific Corp.	78,500	18,949,900
REGIONAL BANKS—1.0%
Signature Bank	112,637	33,545,551
RESTAURANTS—1.7%
Chipotle Mexican Grill, Inc., Cl. A*	19,023	33,842,488
Starbucks Corp.	216,147	22,926,712
		56,769,200
SEMICONDUCTOR EQUIPMENT—2.4%
Applied Materials, Inc.	90,349	12,346,191
Enphase Energy, Inc.*	48,434	11,218,767
Lam Research Corp.	46,957	26,463,556
SolarEdge Technologies, Inc.*	92,020	32,637,654
		82,666,168
SEMICONDUCTORS—7.3%
Advanced Micro Devices, Inc.*	539,399	64,851,942
Micron Technology, Inc.	158,461	10,949,655
NVIDIA Corp.	362,765	92,748,128
NXP Semiconductors NV	80,074	16,083,664
QUALCOMM, Inc.	375,033	49,894,390
Taiwan Semiconductor Manufacturing Co., Ltd.#	130,465	14,833,870
		249,361,649
SPECIALTY CHEMICALS—0.4%
The Sherwin-Williams Co.	39,692	12,566,884

THE ALGER FUNDS	ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—12.8%
Crowdstrike Holdings, Inc., Cl. A*	104,803	$29,533,485
Microsoft Corp.	1,123,973	372,731,926
SentinelOne, Inc., Cl. A*	174,312	11,574,317
ServiceNow, Inc.*	35,976	25,102,614
		438,942,342
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.2%
Apple, Inc.	954,537	142,989,643
TRUCKING—0.8% Uber Technologies, Inc.*	386,911	16,954,440
XPO Logistics, Inc.*	136,772	11,735,038
		28,689,478
TOTAL COMMON STOCKS
(Cost $1,734,484,854)		3,383,672,730
PREFERRED STOCKS—0.0%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.0%
Chime Financial, Inc., Series G*,@,(a)	27,841	1,922,972
(Cost $1,922,972)		1,922,972
REAL ESTATE INVESTMENT TRUST—0.4%	SHARES	VALUE
RETAIL—0.4%
Simon Property Group, Inc.	89,688	13,146,467
(Cost $9,512,516)		13,146,467
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	111	4,443,108
(Cost $2,775,000)		4,443,108
Total Investments
(Cost $1,748,695,342)	99.4%	$3,403,185,277
Affiliated Securities (Cost $2,775,000)		4,443,108
Unaffiliated Securities (Cost $1,745,920,342)		3,398,742,169
Other Assets in Excess of Liabilities	0.6%	19,536,641
NET ASSETS	100.0%	$3,422,721,918

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

THE ALGER FUNDS	ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2021 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Altaba, Inc.	10/24/18	$507,365	0.02%	$179,148	0.01%
Altaba, Inc.	10/25/18	764,293	0.03%	263,053	0.01%
Altaba, Inc.	10/29/18	610,922	0.02%	266,639	0.01%
Altaba, Inc.	10/30/18	355,909	0.01%	176,517	0.00%
Altaba, Inc.	10/31/18	166,984	0.01%	60,644	0.00%
Altaba, Inc.	11/6/18	221,848	0.01%	69,915	0.00%
Chime Financial, Inc., Series G	8/24/21	1,922,972	0.06%	1,922,972	0.06%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	2,775,000	0.08%	4,443,108	0.13%
Total				$7,381,996	0.22%

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER 35 FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.1%	SHARES	VALUE
AEROSPACE & DEFENSE—4.3%
HEICO Corp.	13,566	$1,890,965
APPLICATION SOFTWARE—9.1%
Adobe, Inc.*	2,043	1,328,686
Datadog, Inc., Cl. A*	8,644	1,443,980
Paycom Software, Inc.*	2,254	1,234,854
		4,007,520
BIOTECHNOLOGY—2.1%
Natera, Inc.*	7,926	908,082
CONSUMER FINANCE—3.1%
Upstart Holdings, Inc.*	4,238	1,364,805
DATA PROCESSING & OUTSOURCED SERVICES—10.9%
Affirm Holdings, Inc., Cl. A*	7,572	1,230,450
Marqeta, Inc., Cl. A*	61,879	1,893,497
PayPal Holdings, Inc.*	4,807	1,118,060
Square, Inc., Cl. A*	2,289	582,551
		4,824,558
FINANCIAL EXCHANGES & DATA—3.0%
S&P Global, Inc.	2,836	1,344,718
HEALTHCARE EQUIPMENT—5.8%
Dexcom, Inc.*	1,885	1,174,751
Intuitive Surgical, Inc.*	3,792	1,369,405
		2,544,156
HEALTHCARE TECHNOLOGY—2.4%
Veeva Systems, Inc., Cl. A*	3,379	1,071,177
INTERACTIVE MEDIA & SERVICES—6.1%
Alphabet, Inc., Cl. C*	464	1,375,950
Genius Sports Ltd.*	70,839	1,313,355
		2,689,305
INTERNET & DIRECT MARKETING RETAIL—8.1%
Amazon.com, Inc.*	943	3,180,202
MercadoLibre, Inc.*	266	393,951
		3,574,153
INTERNET SERVICES & INFRASTRUCTURE—2.9%
Shopify, Inc., Cl. A*	884	1,296,589
LIFE SCIENCES TOOLS & SERVICES—2.7%
Bio-Techne Corp.	2,265	1,186,067
MANAGED HEALTHCARE—2.0%
Progyny, Inc.*	14,193	871,876
OIL & GAS EQUIPMENT & SERVICES—2.0%
Core Laboratories NV	34,213	889,880
PHARMACEUTICALS—2.2%
Catalent, Inc.*	7,047	971,499
REAL ESTATE SERVICES—3.1%
FirstService Corp.	6,792	1,357,857
RESEARCH & CONSULTING SERVICES—1.9%
CoStar Group, Inc.*	9,890	851,034

THE ALGER FUNDS	ALGER 35 FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—97.1% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—8.1% Applied Materials, Inc.	15,622	$2,134,746
SolarEdge Technologies, Inc.*	4,023	1,426,878
		3,561,624
SEMICONDUCTORS—4.9% Advanced Micro Devices, Inc.*	8,017	963,884
QUALCOMM, Inc.	5,633	749,414
Xilinx, Inc.	2,545	458,100
		2,171,398
SYSTEMS SOFTWARE—10.5% Crowdstrike Holdings, Inc., Cl. A*	4,184	1,179,051
Microsoft Corp.	10,427	3,457,802
		4,636,853
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.9% Apple, Inc.	5,726	857,755
TOTAL COMMON STOCKS (Cost $32,095,202)		42,871,871
Total Investments (Cost $32,095,202)	97.1%	$42,871,871
Unaffiliated Securities (Cost $32,095,202)		42,871,871
Other Assets in Excess of Liabilities	2.9%	1,287,101
NET ASSETS	100.0%	$44,158,972

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—91.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
General Dynamics Corp.	4,078	$826,815
Raytheon Technologies Corp.	9,420	837,061
TransDigm Group, Inc.*	1,079	673,102
		2,336,978
ASSET MANAGEMENT & CUSTODY BANKS—4.1%
BlackRock, Inc., Cl. A	3,473	3,276,637
Blackstone, Inc.	18,066	2,500,696
The Carlyle Group, Inc.	15,915	893,627
		6,670,960
AUTOMOBILE MANUFACTURERS—0.3%
General Motors Co.*	8,429	458,790
BIOTECHNOLOGY—2.2%
AbbVie, Inc.	20,716	2,375,504
Amgen, Inc.	2,814	582,413
Gilead Sciences, Inc.	9,368	607,796
		3,565,713
BROADCASTING—0.3%
ViacomCBS, Inc., Cl. B	11,552	418,413
BUILDING PRODUCTS—0.6%
Johnson Controls International PLC	13,534	992,990
CABLE & SATELLITE—1.2%
Comcast Corp., Cl. A	38,547	1,982,472
COMMODITY CHEMICALS—0.3%
Dow, Inc.	8,651	484,196
COMMUNICATIONS EQUIPMENT—1.1%
Cisco Systems, Inc.	32,297	1,807,663
CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	6,386	917,030
COPPER—0.4%
Southern Copper Corp.	11,504	690,125
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Visa, Inc., Cl. A	10,102	2,139,301
DIVERSIFIED BANKS—5.6%
Bank of America Corp.	55,413	2,647,633
JPMorgan Chase & Co.	38,426	6,528,193
		9,175,826
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	13,915	1,187,367
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp. PLC	11,782	1,941,202
FINANCIAL EXCHANGES & DATA—1.2%
CME Group, Inc., Cl. A	8,681	1,914,595
FOOD DISTRIBUTORS—0.5%
Sysco Corp.	11,439	879,659
GENERAL MERCHANDISE STORES—0.5%
Target Corp.	3,174	824,034
HEALTHCARE EQUIPMENT—0.8%
Medtronic PLC	10,791	1,293,409

THE ALGER FUNDS	ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—1.2%
CVS Health Corp.	21,277	$1,899,611
HOME IMPROVEMENT RETAIL—3.0%
The Home Depot, Inc.	13,121	4,877,601
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	17,065	2,440,124
HYPERMARKETS & SUPER CENTERS—0.8%
Walmart, Inc.	8,976	1,341,194
INDUSTRIAL CONGLOMERATES—1.9%
Honeywell International, Inc.	14,404	3,149,002
INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	5,816	1,743,695
INTEGRATED OIL & GAS—2.5%
Chevron Corp.	15,876	1,817,643
Exxon Mobil Corp.	19,175	1,236,212
TotalEnergies SE#	19,580	981,154
		4,035,009
INTEGRATED TELECOMMUNICATION SERVICES—1.7%
AT&T, Inc.	31,054	784,424
Verizon Communications, Inc.	37,786	2,002,280
		2,786,704
INTERACTIVE MEDIA & SERVICES—8.9%
Alphabet, Inc., Cl. A*	2,072	6,135,026
Alphabet, Inc., Cl. C*	1,941	5,755,861
Meta Platforms, Inc., Cl. A*	8,159	2,640,008
		14,530,895
INTERNET & DIRECT MARKETING RETAIL—2.3%
Amazon.com, Inc.*	1,090	3,675,949
INVESTMENT BANKING & BROKERAGE—2.9%
Morgan Stanley	45,840	4,711,435
MANAGED HEALTHCARE—2.4%
UnitedHealth Group, Inc.	8,406	3,870,711
MULTI-LINE INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	9,936	724,632
MULTI-UTILITIES—0.4%
Sempra Energy	5,566	710,389
OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	10,099	642,498
PHARMACEUTICALS—5.6%
AstraZeneca PLC#	14,699	916,923
Bristol-Myers Squibb Co.	13,462	786,181
Eli Lilly & Co.	4,391	1,118,651
GlaxoSmithKline PLC#	19,014	804,862
Johnson & Johnson	16,211	2,640,448
Merck & Co., Inc.	10,553	929,192
Novartis AG#	8,155	674,908
Pfizer, Inc.	28,623	1,251,970
		9,123,135

THE ALGER FUNDS	ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
RAILROADS—0.7%
Union Pacific Corp.	4,822	$1,164,031
RESTAURANTS—1.4%
McDonald's Corp.	4,643	1,140,089
Starbucks Corp.	10,374	1,100,370
		2,240,459
SEMICONDUCTOR EQUIPMENT—2.2%
KLA Corp.	9,756	3,636,647
SEMICONDUCTORS—4.2%
Broadcom, Inc.	6,013	3,196,932
QUALCOMM, Inc.	17,852	2,375,030
Taiwan Semiconductor Manufacturing Co., Ltd.#	11,155	1,268,323
		6,840,285
SOFT DRINKS—2.6%
PepsiCo, Inc.	14,545	2,350,472
The Coca-Cola Co.	32,909	1,855,080
		4,205,552
SYSTEMS SOFTWARE—10.1%
Microsoft Corp.	49,381	16,375,727
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.5%
Apple, Inc.	80,957	12,127,359
TOBACCO—1.0%
Altria Group, Inc.	21,102	930,809
Philip Morris International, Inc.	7,633	721,624
		1,652,433
TOTAL COMMON STOCKS
(Cost $53,779,398)		148,185,800
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP	17,250	759,862
(Cost $584,260)		759,862
REAL ESTATE INVESTMENT TRUST—4.4%	SHARES	VALUE
HEALTHCARE—0.5%
Welltower, Inc.	11,087	891,395
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	33,724	1,109,520
RETAIL—0.8%
Simon Property Group, Inc.	8,950	1,311,891
SPECIALIZED—2.4%
Crown Castle International Corp.	12,162	2,192,808
CyrusOne, Inc.	9,552	783,455
Lamar Advertising Co., Cl. A	7,743	876,508
		3,852,771
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,506,785)		7,165,577

THE ALGER FUNDS	ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2021 (Continued)

		VALUE
Total Investments (Cost $58,870,443)	96.0%	$156,111,239
Unaffiliated Securities (Cost $58,870,443)		156,111,239
Other Assets in Excess of Liabilities	4.0%	6,543,551
NET ASSETS	100.0%	$162,654,790

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—96.5%	SHARES	VALUE
ADVERTISING—0.4%
Magnite, Inc.*	44,396	$1,200,024
AEROSPACE & DEFENSE—4.8%
HEICO Corp.	56,232	7,838,179
TransDigm Group, Inc.*	13,381	8,347,335
		16,185,514
AIR FREIGHT & LOGISTICS—0.4%
GXO Logistics, Inc.*	16,367	1,453,390
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
Capri Holdings Ltd.*	31,216	1,661,940
Lululemon Athletica, Inc.*	10,368	4,831,592
Moncler SpA	38,383	2,762,090
		9,255,622
APPLICATION SOFTWARE—16.8%
ANSYS, Inc.*	8,916	3,384,335
Avalara, Inc.*	16,615	2,984,719
Bill.com Holdings, Inc.*	15,475	4,554,447
Cadence Design Systems, Inc.*	15,647	2,708,652
Confluent, Inc., Cl. A*	23,872	1,622,102
Coupa Software, Inc.*	10,931	2,488,989
Datadog, Inc., Cl. A*	24,084	4,023,232
DocuSign, Inc., Cl. A*	17,973	5,001,706
HubSpot, Inc.*	6,622	5,365,343
Manhattan Associates, Inc.*	29,091	5,281,180
Paycom Software, Inc.*	15,588	8,539,886
PTC, Inc.*	13,768	1,753,355
Sprout Social, Inc., Cl. A*	44,285	5,654,309
The Trade Desk, Inc., Cl. A*	21,988	1,647,121
Unity Software, Inc.*	12,292	1,859,903
		56,869,279
AUTOMOTIVE RETAIL—0.9%
Advance Auto Parts, Inc.	7,210	1,625,999
Carvana Co., Cl. A*	5,279	1,600,487
		3,226,486
BIOTECHNOLOGY—3.3%
Celldex Therapeutics, Inc.*	34,085	1,449,976
DermTech, Inc.*	72,252	1,976,092
Morphic Holding, Inc.*	20,201	1,161,557
Natera, Inc.*	56,436	6,465,873
		11,053,498
CASINOS & GAMING—2.4%
Evolution AB	20,158	3,272,317
MGM Resorts International	99,827	4,707,841
		7,980,158
COMMUNICATIONS EQUIPMENT—0.8%
F5 Networks, Inc.*	12,203	2,576,664
CONSUMER FINANCE—3.9%
Upstart Holdings, Inc.*	41,306	13,302,184

THE ALGER FUNDS	ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—96.5% (CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—3.1%
Affirm Holdings, Inc., Cl. A*	21,195	$3,444,187
Dlocal Ltd., Cl. A*	84,609	4,104,383
Marqeta, Inc., Cl. A*	102,543	3,137,816
		10,686,386
DIVERSIFIED SUPPORT SERVICES—1.3%
Cintas Corp.	4,191	1,815,122
Copart, Inc.*	16,848	2,616,326
		4,431,448
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	13,020	1,723,848
Generac Holdings, Inc.*	3,646	1,817,750
Sunrun, Inc.*	30,141	1,738,533
		5,280,131
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
908 Devices, Inc.*	52,844	1,738,568
Teledyne Technologies, Inc.*	5,620	2,524,616
Trimble, Inc.*	27,208	2,377,163
		6,640,347
HEALTHCARE DISTRIBUTORS—0.5%
McKesson Corp.	8,219	1,708,566
HEALTHCARE EQUIPMENT—5.0%
CryoPort, Inc.*	38,528	3,141,573
Dexcom, Inc.*	6,787	4,229,726
IDEXX Laboratories, Inc.*	2,474	1,648,030
Inmode Ltd.*	47,193	4,471,065
Insulet Corp.*	10,835	3,359,067
		16,849,461
HEALTHCARE FACILITIES—1.3%
The Joint Corp.*	49,034	4,289,494
HEALTHCARE SERVICES—0.9%
Guardant Health, Inc.*	25,810	3,014,350
HEALTHCARE TECHNOLOGY—3.7%
Doximity, Inc., Cl. A*	62,603	4,349,656
Inspire Medical Systems, Inc.*	7,281	1,962,812
Veeva Systems, Inc., Cl. A*	19,199	6,086,275
		12,398,743
HOMEFURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	14,054	2,610,249
HOTELS RESORTS & CRUISE LINES—0.5%
Expedia Group, Inc.*	11,168	1,836,131
INTERACTIVE HOME ENTERTAINMENT—1.5%
ROBLOX Corp., Cl. A*	10,216	858,348
Take-Two Interactive Software, Inc.*	23,029	4,168,249
		5,026,597

THE ALGER FUNDS	ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—96.5% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—3.3%
Genius Sports Ltd.*	290,236	$5,380,976
Match Group, Inc.*	21,696	3,271,323
Pinterest, Inc., Cl. A*	54,649	2,439,531
		11,091,830
INTERNET & DIRECT MARKETING RETAIL—1.1%
Etsy, Inc.*	15,135	3,794,193
INTERNET SERVICES & INFRASTRUCTURE—2.6%
BigCommerce Holdings, Inc.*	37,384	1,727,514
MongoDB, Inc., Cl. A*	6,206	3,235,126
Okta, Inc., Cl. A*	15,826	3,911,871
		8,874,511
LIFE SCIENCES TOOLS & SERVICES—5.0%
10X Genomics, Inc., Cl. A*	12,251	1,975,719
Avantor, Inc.*	79,993	3,230,117
Bio-Techne Corp.	12,265	6,422,567
Repligen Corp.*	18,435	5,355,368
		16,983,771
METAL & GLASS CONTAINERS—0.5%
Ball Corp.	20,055	1,834,631
MOVIES & ENTERTAINMENT—2.3%
Live Nation Entertainment, Inc.*	49,795	5,036,764
Roku, Inc., Cl. A*	9,175	2,797,458
		7,834,222
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Diamondback Energy, Inc.	29,737	3,187,509
PHARMACEUTICALS—2.8%
Catalent, Inc.*	52,268	7,205,666
Green Thumb Industries, Inc.*	117,838	2,413,699
		9,619,365
REGIONAL BANKS—2.9%
Signature Bank	21,535	6,413,554
SVB Financial Group*	4,836	3,469,346
		9,882,900
RESEARCH & CONSULTING SERVICES—0.7%
CoStar Group, Inc.*	28,551	2,456,814
RESTAURANTS—3.2%
Chipotle Mexican Grill, Inc., Cl. A*	2,348	4,177,163
Shake Shack, Inc., Cl. A*	47,567	3,290,209
The Cheesecake Factory, Inc.*	87,409	3,552,302
		11,019,674
SEMICONDUCTOR EQUIPMENT—4.9%
Brooks Automation, Inc.	23,736	2,764,057
KLA Corp.	9,340	3,481,579
Lam Research Corp.	5,323	2,999,883
SolarEdge Technologies, Inc.*	21,022	7,456,083
		16,701,602

THE ALGER FUNDS	ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—96.5% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—2.2% SiTime Corp.*	7,344	$1,945,352
Universal Display Corp.	10,806	1,979,659
Xilinx, Inc.	19,644	3,535,920
		7,460,931
SYSTEMS SOFTWARE—2.5% Crowdstrike Holdings, Inc., Cl. A*	24,456	6,891,701
Palo Alto Networks, Inc.*	3,295	1,677,451
		8,569,152
TRUCKING—3.0% Old Dominion Freight Line, Inc.	11,856	4,047,046
Uber Technologies, Inc.*	73,564	3,223,574
XPO Logistics, Inc.*	32,871	2,820,332
		10,090,952
TOTAL COMMON STOCKS (Cost $258,950,376)		327,276,779
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0% Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	–
(Cost $988,245)		–
RIGHTS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Tolero CDR*,@,(a),(c)	590,059	442,544
(Cost $315,501)		442,544
REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
RETAIL—0.8% Simon Property Group, Inc.	17,692	2,593,293
(Cost $1,410,210)		2,593,293
SPECIAL PURPOSE VEHICLE—0.8%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.8% Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	48	1,921,344
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	801,363
		2,722,707
TOTAL SPECIAL PURPOSE VEHICLE (Cost $1,675,000)		2,722,707
Total Investments (Cost $263,339,332)	98.2%	$333,035,323
Affiliated Securities (Cost $2,663,245)		2,722,707
Unaffiliated Securities (Cost $260,676,087)		330,312,616
Other Assets in Excess of Liabilities	1.8%	6,125,268
NET ASSETS	100.0%	$339,160,591

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS	ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,200,000	0.50%	$1,921,344	0.57%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.19%	801,363	0.23%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	0	0.00%
Tolero CDR	2/6/17	315,501	0.19%	442,544	0.13%
Total				$3,165,251	0.93%

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—99.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
HEICO Corp., Cl. A	110,730	$13,916,546
AIR FREIGHT & LOGISTICS—2.4%
GXO Logistics, Inc.*	258,291	22,936,241
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Lululemon Athletica, Inc.*	35,558	16,570,384
APPLICATION SOFTWARE—20.9%
Alteryx, Inc., Cl. A*	214,358	15,688,862
Anaplan, Inc.*	316,530	20,640,921
Atlassian Corp., PLC, Cl. A*	44,416	20,348,302
Bentley Systems, Inc., Cl. B	352,758	20,865,636
Datadog, Inc., Cl. A*	145,501	24,305,942
Five9, Inc.*	127,509	20,147,697
HubSpot, Inc.*	28,560	23,140,169
Manhattan Associates, Inc.*	98,244	17,835,216
Paylocity Holding Corp.*	58,660	17,899,512
Splunk, Inc.*	102,845	16,950,913
		197,823,170
BIOTECHNOLOGY—1.6%
Natera, Inc.*	135,896	15,569,605
CASINOS & GAMING—4.3%
DraftKings, Inc., Cl. A*	305,914	14,252,533
Evolution AB	51,941	8,431,760
MGM Resorts International	378,898	17,868,830
		40,553,123
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.5%
Caterpillar, Inc.	69,511	14,180,939
CONSUMER FINANCE—2.8%
Upstart Holdings, Inc.*	82,924	26,704,845
DATA PROCESSING & OUTSOURCED SERVICES—4.9%
Affirm Holdings, Inc., Cl. A*	99,752	16,209,700
Square, Inc., Cl. A*	61,033	15,532,899
TaskUS, Inc., Cl. A*	249,667	14,455,719
		46,198,318
DISTRIBUTORS—1.7%
Pool Corp.	30,951	15,944,717
ELECTRICAL COMPONENTS & EQUIPMENT—2.8%
Generac Holdings, Inc.*	52,894	26,370,833
FOOD DISTRIBUTORS—2.2%
US Foods Holding Corp.*	599,306	20,777,939
HEALTHCARE EQUIPMENT—6.6%
Danaher Corp.	38,814	12,101,041
Dexcom, Inc.*	27,932	17,407,502
Inmode Ltd.*	343,944	32,585,254
		62,093,797
HEALTHCARE FACILITIES—1.9%
The Joint Corp.*	201,430	17,621,096

THE ALGER FUNDS	ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—99.1% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—4.9%
Renalytix PLC#,*	412,626	$10,262,008
Veeva Systems, Inc., Cl. A*	63,997	20,287,689
Vocera Communications, Inc.*	273,277	15,462,013
		46,011,710
INDUSTRIAL MACHINERY—5.1%
Colfax Corp.*	236,216	12,193,470
Helios Technologies, Inc.	195,183	17,771,412
The Middleby Corp.*	100,261	18,291,617
		48,256,499
INTERACTIVE HOME ENTERTAINMENT—1.8%
Sea Ltd.#,*	49,875	17,135,554
INTERACTIVE MEDIA & SERVICES—3.0%
Genius Sports Ltd.*	562,253	10,424,171
ZoomInfo Technologies, Inc., Cl. A*	271,311	18,237,525
		28,661,696
INTERNET SERVICES & INFRASTRUCTURE—4.9%
Cloudflare, Inc., Cl. A*	149,089	29,030,610
MongoDB, Inc., Cl. A*	32,327	16,851,742
		45,882,352
LIFE SCIENCES TOOLS & SERVICES—2.1%
Avantor, Inc.*	487,112	19,669,583
OIL & GAS EQUIPMENT & SERVICES—1.8%
ChampionX Corp.*	648,939	17,021,670
REGIONAL BANKS—3.4%
Signature Bank	108,581	32,337,593
SEMICONDUCTOR EQUIPMENT—2.0%
Brooks Automation, Inc.	164,872	19,199,344
SEMICONDUCTORS—1.6%
Advanced Micro Devices, Inc.*	126,001	15,149,100
SYSTEMS SOFTWARE—3.0%
Crowdstrike Holdings, Inc., Cl. A*	66,210	18,657,978
Palo Alto Networks, Inc.*	19,158	9,753,146
		28,411,124
TRADING COMPANIES & DISTRIBUTORS—6.6%
Herc Holdings, Inc.	206,394	37,571,964
SiteOne Landscape Supply, Inc.*	105,839	24,867,931
		62,439,895
TRUCKING—2.1%
XPO Logistics, Inc.*	226,547	19,437,733
TOTAL COMMON STOCKS
(Cost $702,203,881)		936,875,406

THE ALGER FUNDS	ALGER MID CAP FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

		VALUE
Total Investments (Cost $702,203,881)	99.1%	$936,875,406
Unaffiliated Securities (Cost $702,203,881)		936,875,406
Other Assets in Excess of Liabilities	0.9%	8,265,737
NET ASSETS	100.0%	$945,141,143

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—95.3%	SHARES	VALUE
AEROSPACE & DEFENSE—0.3%
Kratos Defense & Security Solutions, Inc.*	247,020	$5,283,758
APPAREL ACCESSORIES & LUXURY GOODS—0.2%
Canada Goose Holdings, Inc.*	117,582	4,362,292
APPAREL RETAIL—1.8%
MYT Netherlands Parent BV#,*	1,227,124	32,396,074
APPLICATION SOFTWARE—17.4%
Altair Engineering, Inc., Cl. A*	18,348	1,427,291
BTRS Holdings, Inc.*	592,489	5,089,481
Cerence, Inc.*	422,558	44,423,523
Ebix, Inc.	125,736	4,125,398
Everbridge, Inc.*	184,617	29,411,334
LivePerson, Inc.*	233,013	12,002,500
Paylocity Holding Corp.*	349,581	106,671,146
SEMrush Holdings, Inc., Cl. A*	244,157	5,954,989
SPS Commerce, Inc.*	453,922	69,327,507
Vertex, Inc., Cl. A*	1,493,744	31,099,750
		309,532,919
ASSET MANAGEMENT & CUSTODY BANKS—7.1%
Hamilton Lane, Inc., Cl. A	591,376	61,804,706
StepStone Group, Inc., Cl. A	1,380,336	64,848,185
		126,652,891
BIOTECHNOLOGY—6.5%
ACADIA Pharmaceuticals, Inc.*	468,082	8,402,072
Natera, Inc.*	830,973	95,204,577
Puma Biotechnology, Inc.*	292,785	1,493,203
Ultragenyx Pharmaceutical, Inc.*	115,944	9,730,020
		114,829,872
CONSTRUCTION & ENGINEERING—1.7%
Ameresco, Inc., Cl. A*	375,594	30,847,535
CONSUMER FINANCE—0.8%
LendingTree, Inc.*	82,652	13,339,206
EDUCATION SERVICES—4.5%
Chegg, Inc.*	1,337,822	79,520,140
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
Novanta, Inc.*	194,028	33,481,472
ENVIRONMENTAL & FACILITIES SERVICES—9.4%
Casella Waste Systems, Inc., Cl. A*	1,012,691	87,820,563
Montrose Environmental Group, Inc.*	1,157,503	79,346,831
		167,167,394
GENERAL MERCHANDISE STORES—3.5%
Ollie's Bargain Outlet Holdings, Inc.*	911,564	61,676,420
HEALTHCARE DISTRIBUTORS—2.9%
Apria, Inc.*	1,190,131	44,546,603
PetIQ, Inc., Cl. A*	303,453	7,601,498
		52,148,101

THE ALGER FUNDS	ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—95.3% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—3.7%
Eargo, Inc.*	407,038	$3,581,934
Glaukos Corp.*	243,082	11,111,278
Nevro Corp.*	452,193	51,432,432
		66,125,644
HEALTHCARE TECHNOLOGY—1.8%
Inspire Medical Systems, Inc.*	70,069	18,889,201
Tabula Rasa HealthCare, Inc.*	451,973	12,271,067
		31,160,268
INSURANCE BROKERS—1.0%
Goosehead Insurance, Inc., Cl. A	120,008	17,317,154
IT CONSULTING & OTHER SERVICES—3.6%
Globant SA*	197,924	63,175,362
LEISURE FACILITIES—0.8%
Planet Fitness, Inc., Cl. A*	182,494	14,517,398
LEISURE PRODUCTS—0.4%
Latham Group, Inc.*	402,916	6,204,906
LIFE SCIENCES TOOLS & SERVICES—0.5%
NeoGenomics, Inc.*	204,692	9,415,832
MANAGED HEALTHCARE—5.3%
Progyny, Inc.*	1,533,358	94,194,182
OIL & GAS EQUIPMENT & SERVICES—2.4%
Core Laboratories NV	1,645,253	42,793,031
PAPER PACKAGING—1.0%
Ranpak Holdings Corp., Cl. A*	530,825	18,292,229
PHARMACEUTICALS—0.1%
Aerie Pharmaceuticals, Inc.*	190,901	2,029,278
REAL ESTATE SERVICES—5.7%
FirstService Corp.	505,940	101,147,525
REGIONAL BANKS—2.5%
Seacoast Banking Corp. of Florida	392,615	14,302,964
Signature Bank	103,173	30,726,983
		45,029,947
RESTAURANTS—0.6%
Wingstop, Inc.	65,778	11,344,732
SEMICONDUCTORS—0.9%
Impinj, Inc.*	231,547	16,143,457
SYSTEMS SOFTWARE—0.7%
Rapid7, Inc.*	97,061	12,496,604
THRIFTS & MORTGAGE FINANCE—1.3%
Axos Financial, Inc.*	437,888	23,208,064
TRADING COMPANIES & DISTRIBUTORS—5.0%
SiteOne Landscape Supply, Inc.*	377,871	88,784,570
TOTAL COMMON STOCKS
(Cost $1,271,856,841)		1,694,618,257

THE ALGER FUNDS	ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$–
(Cost $1,041,633)		–
Total Investments
(Cost $1,272,898,474)	95.3%	$1,694,618,257
Affiliated Securities (Cost $1,041,633)		–
Unaffiliated Securities (Cost $1,271,856,841)		1,694,618,257
Other Assets in Excess of Liabilities	4.7%	84,059,595
NET ASSETS	100.0%	$1,778,677,852

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$1,041,633	0.10%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—92.3%	SHARES	VALUE
ADVERTISING—0.9%
Magnite, Inc.*	230,784	$6,238,092
AEROSPACE & DEFENSE—2.1%
HEICO Corp.	68,590	9,560,760
Hexcel Corp.*	35,283	2,001,958
Mercury Systems, Inc.*	55,700	2,870,778
		14,433,496
AGRICULTURAL & FARM MACHINERY—0.4%
Hydrofarm Holdings Group, Inc.*	89,343	2,945,639
ALTERNATIVE CARRIERS—0.3%
Bandwidth, Inc., Cl. A*	25,304	2,157,925
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Capri Holdings Ltd.*	101,735	5,416,371
APPLICATION SOFTWARE—23.2%
ACI Worldwide, Inc.*	260,589	7,994,870
Avalara, Inc.*	77,434	13,910,244
Bill.com Holdings, Inc.*	52,645	15,493,950
Blackbaud, Inc.*	80,261	5,699,334
Blackline, Inc.*	56,471	7,164,476
Digital Turbine, Inc.*	54,797	4,715,830
Everbridge, Inc.*	69,238	11,030,306
ForgeRock, Inc., Cl. A*	30,846	910,574
Guidewire Software, Inc.*	37,384	4,700,290
HubSpot, Inc.*	25,800	20,903,934
Manhattan Associates, Inc.*	71,517	12,983,196
Paycom Software, Inc.*	21,558	11,810,550
Paycor HCM, Inc.*	9,906	321,351
Q2 Holdings, Inc.*	110,365	8,659,238
SEMrush Holdings, Inc., Cl. A*	95,594	2,331,538
Smartsheet, Inc., Cl. A*	82,589	5,699,467
Sprout Social, Inc., Cl. A*	74,483	9,509,989
SPS Commerce, Inc.*	73,066	11,159,370
Vertex, Inc., Cl. A*	263,710	5,490,442
		160,488,949
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Affiliated Managers Group, Inc.	51,498	8,645,484
BIOTECHNOLOGY—2.3%
CareDx, Inc.*	262,342	13,379,442
Karuna Therapeutics, Inc.*	12,932	1,815,394
Turning Point Therapeutics, Inc.*	19,625	816,008
		16,010,844
CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	148,048	6,897,556
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	43,162	2,574,613
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Sunrun, Inc.*	107,894	6,223,326
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Cognex Corp.	77,560	6,793,480

THE ALGER FUNDS	ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—92.3% (CONT.)	SHARES	VALUE
FOOD DISTRIBUTORS—1.4%
The Chefs' Warehouse, Inc.*	95,783	$3,339,953
US Foods Holding Corp.*	173,126	6,002,279
		9,342,232
HEALTHCARE DISTRIBUTORS—0.2%
PetIQ, Inc., Cl. A*	62,859	1,574,618
HEALTHCARE EQUIPMENT—9.3%
CryoPort, Inc.*	117,316	9,565,947
Inmode Ltd.*	193,402	18,322,905
Inogen, Inc.*	6,491	257,368
Insulet Corp.*	47,002	14,571,560
Mesa Laboratories, Inc.	28,104	8,591,393
Paragon 28, Inc.*	76,519	1,609,960
Tandem Diabetes Care, Inc.*	80,607	10,989,152
		63,908,285
HEALTHCARE FACILITIES—1.9%
The Joint Corp.*	153,432	13,422,231
HEALTHCARE SERVICES—1.4%
1Life Healthcare, Inc.*	72,937	1,579,816
Biodesix, Inc.*	63,254	476,935
Guardant Health, Inc.*	55,649	6,499,247
Privia Health Group, Inc.*	48,972	1,258,580
		9,814,578
HEALTHCARE SUPPLIES—4.3%
Neogen Corp.*	449,145	19,003,325
Quidel Corp.*	80,633	10,705,643
		29,708,968
HEALTHCARE TECHNOLOGY—5.7%
Convey Holding Parent, Inc.*	137,010	1,013,874
Definitive Healthcare Corp., Cl. A*	34,409	1,381,177
Doximity, Inc., Cl. A*	18,514	1,286,353
Sophia Genetics SA*	80,712	1,145,303
Veeva Systems, Inc., Cl. A*	50,876	16,128,201
Vocera Communications, Inc.*	329,673	18,652,898
		39,607,806
HOMEFURNISHING RETAIL—0.4%
Bed Bath & Beyond, Inc.*	181,161	2,543,501
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.5%
Legalzoom.com, Inc.*	146,039	4,094,934
Upwork, Inc.*	135,234	6,372,226
		10,467,160
HYPERMARKETS & SUPER CENTERS—1.1%
BJ's Wholesale Club Holdings, Inc.*	129,332	7,558,162
INDUSTRIAL MACHINERY—0.4%
Gates Industrial Corp. PLC*	163,155	2,682,268
INTERACTIVE HOME ENTERTAINMENT—0.7%
Take-Two Interactive Software, Inc.*	26,180	4,738,580

THE ALGER FUNDS	ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—92.3% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—2.8%
Bumble, Inc., Cl. A*	43,761	$2,298,328
Eventbrite, Inc., Cl. A*	117,706	2,382,369
Genius Sports Ltd.*	538,894	9,991,095
TripAdvisor, Inc.*	129,510	4,269,945
VTEX, Cl. A*	5,686	90,805
		19,032,542
INTERNET & DIRECT MARKETING RETAIL—1.2%
Farfetch Ltd., Cl. A*	138,803	5,442,466
The RealReal, Inc.*	211,795	2,759,689
		8,202,155
INTERNET SERVICES & INFRASTRUCTURE—1.4%
BigCommerce Holdings, Inc.*	213,952	9,886,722
LEISURE FACILITIES—0.5%
Planet Fitness, Inc., Cl. A*	45,651	3,631,537
LIFE SCIENCES TOOLS & SERVICES—9.8%
10X Genomics, Inc., Cl. A*	32,500	5,241,275
Akoya Biosciences, Inc.*	141,514	1,875,061
Alpha Teknova, Inc.*	32,364	744,048
Bio-Techne Corp.	38,184	19,995,052
Codex DNA, Inc.*	80,605	744,790
Cytek Biosciences, Inc.*	56,527	1,289,381
ICON PLC*	9,708	2,783,963
Maravai LifeSciences Holdings, Inc., Cl. A*	39,236	1,659,290
MaxCyte, Inc.*	48,750	547,950
NanoString Technologies, Inc.*	235,342	11,367,019
NeoGenomics, Inc.*	177,510	8,165,460
Personalis, Inc.*	75,783	1,486,862
Rapid Micro Biosystems, Inc., Cl. A*	65,516	1,335,871
Repligen Corp.*	36,588	10,628,814
		67,864,836
MANAGED HEALTHCARE—0.9%
HealthEquity, Inc.*	97,624	6,460,756
MOVIES & ENTERTAINMENT—2.0%
Live Nation Entertainment, Inc.*	135,810	13,737,182
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Magnolia Oil & Gas Corp., Cl. A	618,885	12,922,319
PHARMACEUTICALS—0.1%
Aerie Pharmaceuticals, Inc.*	77,564	824,505
PRECIOUS METALS & MINERALS—0.0%
Xometry, Inc., Cl. A*	3,241	175,014
REGIONAL BANKS—0.7%
Webster Financial Corp.	80,814	4,522,351
RESTAURANTS—3.3%
Shake Shack, Inc., Cl. A*	135,041	9,340,786
The Cheesecake Factory, Inc.*	135,856	5,521,188
Wingstop, Inc.	44,443	7,665,084
		22,527,058

THE ALGER FUNDS	ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—92.3% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—0.9% SolarEdge Technologies, Inc.*	17,697	$6,276,772
SEMICONDUCTORS—0.6% Universal Display Corp.	22,795	4,176,044
SPECIALTY CHEMICALS—2.3% Balchem Corp.	105,570	16,161,711
SPECIALTY STORES—1.0% Brilliant Earth Group, Inc., Cl. A*	23,896	289,859
Five Below, Inc.*	34,664	6,839,207
		7,129,066
TOTAL COMMON STOCKS (Cost $438,676,663)		637,724,734
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0% Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	–
(Cost $228,096)		–
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	131,087
(Cost $94,483)		131,087
REAL ESTATE INVESTMENT TRUST—0.7%	SHARES	VALUE
RETAIL—0.7% Tanger Factory Outlet Centers, Inc.	290,364	4,878,115
(Cost $4,789,568)		4,878,115
SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5% Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	72	2,882,016
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	801,363
		3,683,379
TOTAL SPECIAL PURPOSE VEHICLE (Cost $2,275,000)		3,683,379
Total Investments (Cost $446,063,810)	93.5%	$646,417,315
Affiliated Securities (Cost $2,503,096)		3,683,379
Unaffiliated Securities (Cost $443,560,714)		642,733,936
Other Assets in Excess of Liabilities	6.5%	45,006,988
NET ASSETS	100.0%	$691,424,303

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note - 11 Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS	ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2021 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,800,000	0.49%	$2,882,016	0.42%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.10%	801,363	0.11%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	0	0.00%
Tolero CDR	2/6/17	94,483	0.08%	131,087	0.02%
Total				$3,814,466	0.55%

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—98.9%	SHARES	VALUE
ADVERTISING—0.6%
Magnite, Inc.*	1,890,480	$51,099,674
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Capri Holdings Ltd.*	2,961,028	157,645,131
APPLICATION SOFTWARE—20.8%
Avalara, Inc.*	1,237,844	222,366,296
Blackline, Inc.*	1,497,380	189,972,601
Everbridge, Inc.*	1,103,830	175,851,157
ForgeRock, Inc., Cl. A*	1,008,217	29,762,566
Guidewire Software, Inc.*	1,268,316	159,465,371
Paycom Software, Inc.*	444,580	243,563,153
PROS Holdings, Inc.*	3,528,151	105,844,530
Q2 Holdings, Inc.*	1,219,341	95,669,495
Smartsheet, Inc., Cl. A*	2,725,923	188,115,946
Sprout Social, Inc., Cl. A*	1,351,712	172,586,588
WM Technology, Inc.*	3,913,234	47,897,984
		1,631,095,687
BIOTECHNOLOGY—6.7%
CareDx, Inc.*	2,433,693	124,118,343
Natera, Inc.*	2,348,417	269,058,136
Vericel Corp.*	2,841,805	130,779,866
		523,956,345
BUILDING PRODUCTS—2.4%
Trex Co., Inc.*	1,744,432	185,607,565
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
TaskUS, Inc., Cl. A*	1,425,496	82,536,218
DIVERSIFIED SUPPORT SERVICES—1.1%
IAA, Inc.*	1,410,359	84,127,914
EDUCATION SERVICES—1.4%
Chegg, Inc.*	1,796,117	106,761,195
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.7%
Cognex Corp.	2,395,292	209,803,626
HEALTHCARE EQUIPMENT—16.6%
AtriCure, Inc.*	2,839,044	213,098,643
CryoPort, Inc.*	4,395,628	358,419,507
Heska Corp.*	987,040	220,633,051
Inmode Ltd.*	1,539,512	145,853,367
Insulet Corp.*	470,598	145,894,792
Shockwave Medical, Inc.*	1,004,112	214,578,734
		1,298,478,094
HEALTHCARE FACILITIES—1.8%
The Joint Corp.*	1,644,019	143,818,782
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	390,343	45,588,159
HEALTHCARE SUPPLIES—3.9%
BioLife Solutions, Inc.*	327,204	17,390,893
Neogen Corp.*	2,831,940	119,819,381
Quidel Corp.*	1,262,221	167,585,082
		304,795,356

THE ALGER FUNDS	ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.9% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—6.4% Definitive Healthcare Corp., Cl. A*	996,775	$40,010,549
Evolent Health, Inc., Cl. A*	2,146,431	62,826,035
Inspire Medical Systems, Inc.*	787,243	212,224,968
Veeva Systems, Inc., Cl. A*	588,631	186,601,913
		501,663,465
INDUSTRIAL MACHINERY—3.4% RBC Bearings, Inc.*	1,143,728	267,552,291
INTERACTIVE MEDIA & SERVICES—1.7% Genius Sports Ltd.*	7,101,873	131,668,726
INTERNET SERVICES & INFRASTRUCTURE—0.8% BigCommerce Holdings, Inc.*	1,371,073	63,357,283
LIFE SCIENCES TOOLS & SERVICES—8.6% Bio-Techne Corp.	505,130	264,511,324
NanoString Technologies, Inc.*	2,308,526	111,501,806
Repligen Corp.*	1,020,266	296,387,273
		672,400,403
MANAGED HEALTHCARE—2.0% HealthEquity, Inc.*	2,377,364	157,333,950
OIL & GAS EQUIPMENT & SERVICES—2.0% ChampionX Corp.*	6,083,694	159,575,294
PACKAGED FOODS & MEATS—1.3% Freshpet, Inc.*	669,806	104,429,454
RESTAURANTS—3.7% Shake Shack, Inc., Cl. A*	1,431,005	98,982,616
Wingstop, Inc.	1,114,199	192,165,901
		291,148,517
SEMICONDUCTORS—3.1% Monolithic Power Systems, Inc.	455,607	239,403,254
SYSTEMS SOFTWARE—0.9% Varonis Systems, Inc., Cl. B*	1,153,287	74,663,800
TRADING COMPANIES & DISTRIBUTORS—3.4% Herc Holdings, Inc.	1,461,907	266,125,550
TOTAL COMMON STOCKS (Cost $5,151,003,525)		7,754,635,733
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0% Tolero CDR*,@,(a),(b)	11,905	8,929
(Cost $6,436)		8,929
Total Investments (Cost $5,151,009,961)	98.9%	$7,754,644,662
Unaffiliated Securities (Cost $5,151,009,961)		7,754,644,662
Other Assets in Excess of Liabilities	1.1%	86,234,640
NET ASSETS	100.0%	$7,840,879,302

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS	ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Tolero CDR	2/6/17	$6,436	0.00%	$8,929	0.00%
Total				$8,929	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.3%	SHARES	VALUE
ARGENTINA—1.9%
INTERNET & DIRECT MARKETING RETAIL—1.9%
MercadoLibre, Inc.*	2,700	$3,998,754
(Cost $4,438,185)
AUSTRALIA—5.5%
APPLICATION SOFTWARE—2.5%
Xero Ltd.*	46,600	5,313,461
HEALTHCARE SUPPLIES—1.5%
Nanosonics Ltd.*	694,062	3,119,194
HEALTHCARE TECHNOLOGY—1.5%
Pro Medicus Ltd.	81,000	3,271,059
TOTAL AUSTRALIA
(Cost $7,093,135)		11,703,714
BELGIUM—1.1%
APPLICATION SOFTWARE—1.1%
Unifiedpost Group SA*	112,287	2,334,876
(Cost $2,879,104)
CHINA—6.6%
AUTOMOBILE MANUFACTURERS—3.0%
BYD Co., Ltd., Cl. H	169,000	6,463,841
INTERNET & DIRECT MARKETING RETAIL—3.6%
JD Health International, Inc.*	522,000	4,582,351
Meituan, Cl. B*	89,000	3,028,549
		7,610,900
TOTAL CHINA
(Cost $12,277,788)		14,074,741
FRANCE—10.1%
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
LVMH Moet Hennessy Louis Vuitton SE	7,250	5,684,636
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
Schneider Electric SE	27,500	4,741,295
LIFE SCIENCES TOOLS & SERVICES—2.7%
Eurofins Scientific SE	49,300	5,817,888
RESEARCH & CONSULTING SERVICES—2.5%
Teleperformance	12,557	5,244,983
TOTAL FRANCE
(Cost $11,422,858)		21,488,802
GERMANY—5.3%
FOOTWEAR—2.3%
Puma SE	40,600	5,036,208
OIL & GAS REFINING & MARKETING—3.0%
VERBIO Vereinigte BioEnergie AG	80,308	6,385,094
TOTAL GERMANY
(Cost $6,284,031)		11,421,302

THE ALGER FUNDS	ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
HONG KONG—4.9%
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Samsonite International SA*	2,640,157	$5,679,004
INDUSTRIAL MACHINERY—2.3%
Techtronic Industries Co., Ltd.	237,000	4,869,226
TOTAL HONG KONG
(Cost $4,616,687)		10,548,230
INDIA—2.2%
DIVERSIFIED BANKS—2.2%
HDFC Bank Ltd.#	66,800	4,803,588
(Cost $2,835,776)
IRELAND—2.1%
PACKAGED FOODS & MEATS—2.1%
Kerry Group PLC, Cl. A	33,741	4,528,238
(Cost $3,756,243)
ITALY—9.4%
APPAREL ACCESSORIES & LUXURY GOODS—5.0%
Moncler SpA	94,386	6,792,138
PRADA SpA	630,000	3,970,927
		10,763,065
AUTOMOBILE MANUFACTURERS—2.9%
Ferrari NV	25,662	6,086,257
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Nexi SpA*	188,000	3,268,645
TOTAL ITALY
(Cost $16,369,057)		20,117,967
JAPAN—10.0%
ELECTRONIC COMPONENTS—1.5%
Murata Manufacturing Co., Ltd.	42,200	3,130,062
HEALTHCARE SUPPLIES—2.2%
Hoya Corp.	31,600	4,651,382
INDUSTRIAL MACHINERY—5.4%
Ebara Corp.	111,000	6,056,393
FANUC Corp.	28,100	5,552,668
		11,609,061
SEMICONDUCTOR EQUIPMENT—0.9%
Lasertec Corp.	8,899	1,930,164
TOTAL JAPAN
(Cost $17,774,400)		21,320,669
NETHERLANDS—11.6%
DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Adyen NV*	1,875	5,657,212
HEAVY ELECTRICAL EQUIPMENT—2.6%
Alfen Beheer BV*	48,600	5,474,460
INDUSTRIAL MACHINERY—1.4%
Aalberts NV	56,000	3,099,391

THE ALGER FUNDS	ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
NETHERLANDS—11.6% (CONT.)
OIL & GAS EQUIPMENT & SERVICES—1.0%
Core Laboratories NV	81,522	$2,120,387
SEMICONDUCTOR EQUIPMENT—4.0%
ASML Holding NV	10,500	8,535,084
TOTAL NETHERLANDS
(Cost $11,108,118)		24,886,534
NORWAY—4.2%
ENVIRONMENTAL & FACILITIES SERVICES—2.6%
Aker Carbon Capture ASA*	1,560,510	5,654,354
INDUSTRIAL MACHINERY—1.6%
AutoStore Holdings Ltd.*,(a)	849,036	3,345,957
TOTAL NORWAY
(Cost $7,029,382)		9,000,311
SINGAPORE—2.6%
INTERACTIVE HOME ENTERTAINMENT—2.6%
Sea Ltd.#,*	15,900	5,462,763
(Cost $4,598,939)
SOUTH KOREA—2.6%
SPECIALTY CHEMICALS—2.6%
Chunbo Co., Ltd.	22,800	5,515,404
(Cost $3,840,265)
SPAIN—1.4%
BIOTECHNOLOGY—1.4%
Grifols SA#	221,941	2,909,647
(Cost $4,393,108)
SWEDEN—2.7%
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
EQT AB	110,298	5,825,620
(Cost $1,135,925)
SWITZERLAND—7.0%
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Partners Group Holding AG	2,584	4,513,639
LIFE SCIENCES TOOLS & SERVICES—2.2%
PolyPeptide Group AG*	36,906	4,722,773
SPECIALTY CHEMICALS—2.7%
Sika AG	16,700	5,657,003
TOTAL SWITZERLAND
(Cost $7,389,882)		14,893,415
TAIWAN—1.9%
SEMICONDUCTORS—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.#	36,700	4,172,790
(Cost $3,109,614)

THE ALGER FUNDS	ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
UNITED KINGDOM—2.1% FINANCIAL EXCHANGES & DATA—2.1% London Stock Exchange Group PLC	45,200	$4,399,775
(Cost $3,713,750)
UNITED STATES—2.1% OIL & GAS EQUIPMENT & SERVICES—2.1% Schlumberger NV	136,500	4,403,490
(Cost $4,331,321)
TOTAL COMMON STOCKS (Cost $140,397,568)		207,810,630
Total Investments (Cost $140,397,568)	97.3%	$207,810,630
Unaffiliated Securities (Cost $140,397,568)		207,810,630
Other Assets in Excess of Liabilities	2.7%	5,781,867
NET ASSETS	100.0%	$213,592,497

#	American Depositary Receipts.
(a)
Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 1.6% of the net assets of the Fund.

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS	ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—99.6%	SHARES	VALUE
BIOTECHNOLOGY—35.8%
Abcam PLC*	253,662	$5,741,637
Abivax SA*	53,578	1,790,145
Aerovate Therapeutics, Inc.*	40,461	644,544
ALX Oncology Holdings, Inc.*	100,558	5,635,270
Arrowhead Pharmaceuticals, Inc.*	63,772	4,069,929
Avidity Biosciences, Inc.*	94,805	2,133,112
BELLUS Health, Inc.*	758,657	5,621,648
BioMarin Pharmaceutical, Inc.*	87,937	6,967,249
Cabaletta Bio, Inc.*	214,721	2,935,236
Celldex Therapeutics, Inc.*	327,829	13,945,846
ChemoCentryx, Inc.*	196,492	6,839,887
Coherus Biosciences, Inc.*	472,954	7,912,520
Deciphera Pharmaceuticals, Inc.*	103,148	3,444,112
Intellia Therapeutics, Inc.*	34,179	4,545,123
IVERIC bio, Inc.*	554,968	9,822,934
Kymera Therapeutics, Inc.*	93,049	5,478,725
Larimar Therapeutics, Inc.*	175,870	2,101,647
Moderna, Inc.*	8,586	2,963,973
Morphic Holding, Inc.*	142,854	8,214,105
Natera, Inc.*	66,837	7,657,515
Olema Pharmaceuticals, Inc.*	92,785	2,505,195
PDS Biotechnology Corp.*	119,082	1,433,747
PMV Pharmaceuticals, Inc.*	125,211	2,957,484
Relay Therapeutics, Inc.*	177,771	5,910,886
Xenon Pharmaceuticals, Inc.*	138,263	4,306,892
		125,579,361
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
908 Devices, Inc.*	157,171	5,170,926
HEALTHCARE EQUIPMENT—28.2%
ABIOMED, Inc.*	22,193	7,368,964
ClearPoint Neuro, Inc.*	92,330	1,544,681
Danaher Corp.	35,714	11,134,554
Dexcom, Inc.*	22,042	13,736,795
Edwards Lifesciences Corp.*	61,150	7,326,993
IDEXX Laboratories, Inc.*	15,881	10,578,969
Inmode Ltd.*	184,916	17,518,942
Insulet Corp.*	28,495	8,834,020
Intuitive Surgical, Inc.*	30,873	11,149,166
Masimo Corp.*	16,572	4,698,825
Ortho Clinical Diagnostics Holdings PLC*	250,000	4,942,500
		98,834,409
HEALTHCARE FACILITIES—3.3%
Tenet Healthcare Corp.*	162,803	11,666,463
HEALTHCARE SERVICES—2.7%
Castle Biosciences, Inc.*	101,957	6,357,019
Guardant Health, Inc.*	27,241	3,181,476
		9,538,495

THE ALGER FUNDS	ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—99.6% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—2.3% STAAR Surgical Co.*	33,884	$4,013,898
West Pharmaceutical Services, Inc.	9,161	3,938,131
		7,952,029
HEALTHCARE TECHNOLOGY—3.1% Inspire Medical Systems, Inc.*	40,160	10,826,333
INSURANCE BROKERS—1.4% eHealth, Inc.*	111,585	4,948,795
LIFE SCIENCES TOOLS & SERVICES—10.1% Avantor, Inc.*	187,091	7,554,735
Berkeley Lights, Inc.*	144,683	3,363,880
Bio-Techne Corp.	22,276	11,664,827
Olink Holding AB#,*	120,013	3,859,618
Repligen Corp.*	31,386	9,117,633
		35,560,693
MANAGED HEALTHCARE—1.3% Alignment Healthcare, Inc.*	219,065	4,350,631
PERSONAL PRODUCTS—1.7% The Beauty Health Co.*	220,766	6,064,442
PHARMACEUTICALS—3.4% Catalent, Inc.*	77,269	10,652,304
EyePoint Pharmaceuticals, Inc.*	120,913	1,386,872
		12,039,176
SEMICONDUCTOR EQUIPMENT—4.8% Brooks Automation, Inc.	145,047	16,890,723
TOTAL COMMON STOCKS (Cost $277,733,507)		349,422,476
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0% Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	–
(Cost $4,038,147)		–
RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4% Tolero CDR*,@,(a),(c)	1,956,996	1,467,747
(Cost $1,044,370)		1,467,747
Total Investments (Cost $282,816,024)	100.0%	$350,890,223
Affiliated Securities (Cost $4,038,147)		–
Unaffiliated Securities (Cost $278,777,877)		350,890,223
Liabilities in Excess of Other Assets	0.0%	(69,491)
NET ASSETS	100.0%	$350,820,732

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS	ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2021 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$4,038,147	2.00%	$0	0.00%
Tolero CDR	2/6/17	1,044,370	0.90%	1,467,747	0.42%
Total				$1,467,747	0.42%

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021

	Alger Capital Appreciation Fund		Alger 35 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,398,742,169		$42,871,871
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	4,443,108		—
Cash and cash equivalents	—		1,254,172
Foreign cash †	101,545		—
Receivable for investment securities sold	70,762,926		738,950
Receivable for shares of beneficial interest sold	1,509,703		—
Dividends and interest receivable	534,891		618
Receivable from Investment Manager	—		13,331
Prepaid expenses	205,677		30,195
Total Assets	3,476,300,019		44,909,137
LIABILITIES:
Payable for investment securities purchased	31,931,539		699,642
Payable for shares of beneficial interest redeemed	1,861,886		—
Bank overdraft	10,824,002		—
Payable for interfund loans	5,217,786		—
Accrued investment advisory fees	2,085,577		11,192
Accrued distribution fees	488,288		—
Accrued shareholder administrative fees	37,381		384
Accrued administrative fees	77,293		992
Accrued custodian fees	17,221		1,202
Accrued transfer agent fees	854,999		450
Accrued printing fees	52,928		556
Accrued professional fees	37,384		21,121
Accrued trustee fees	6,332		37
Accrued fund accounting fees	81,024		13,968
Accrued other expenses	4,461		621
Total Liabilities	53,578,101		750,165
NET ASSETS	$3,422,721,918		$44,158,972
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,149,917,668		31,224,400
Distributable earnings	2,272,804,250		12,934,572
NET ASSETS	$3,422,721,918		$44,158,972
* Identified cost	$1,745,920,342(a	)	$32,095,202(b	)
** Identified cost	$2,775,000(a	)	$—
† Cost of foreign cash	$101,443(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Capital Appreciation Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class A	$1,523,571,830	$—
Class C	$211,971,505	$—
Class Z	$1,687,178,583	$44,158,972
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	38,592,507	—
Class C	7,813,869	—
Class Z	40,655,270	2,070,001
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$39.48	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$41.67	$—
Class C — Net Asset Value Per Share Class C	$27.13	$—
Class Z — Net Asset Value Per Share Class Z	$41.50	$21.33

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,765,851,287, amounted to $1,637,333,990 which consisted of aggregate gross unrealized appreciation of $1,663,933,959 and aggregate gross unrealized depreciation of $26,599,969.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $32,122,287, amounted to $10,749,584 which consisted of aggregate gross unrealized appreciation of $11,124,519 and aggregate gross unrealized depreciation of $374,935.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Growth & Income Fund		Alger Mid Cap Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$156,111,239		$330,312,616
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		2,722,707
Cash and cash equivalents	6,400,691		4,548,418
Receivable for investment securities sold	—		4,487,812
Receivable for shares of beneficial interest sold	164,235		98,835
Dividends and interest receivable	217,598		24,926
Receivable from Investment Manager	—		8,258
Prepaid expenses	50,109		79,884
Total Assets	162,943,872		342,283,456
LIABILITIES:
Payable for investment securities purchased	—		2,463,581
Payable for shares of beneficial interest redeemed	96,433		198,404
Accrued investment advisory fees	66,523		212,844
Accrued distribution fees	36,785		75,634
Accrued shareholder administrative fees	1,995		4,341
Accrued administrative fees	3,659		7,702
Accrued custodian fees	1,490		24,251
Accrued transfer agent fees	39,324		57,977
Accrued printing fees	6,196		15,533
Accrued professional fees	22,797		39,758
Accrued registration fees	60		—
Accrued trustee fees	272		646
Accrued fund accounting fees	11,039		17,475
Accrued other expenses	2,509		4,719
Total Liabilities	289,082		3,122,865
NET ASSETS	$162,654,790		$339,160,591
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	59,052,170		178,765,555
Distributable earnings	103,602,620		160,395,036
NET ASSETS	$162,654,790		$339,160,591
* Identified cost	$58,870,443(a	)	$260,676,087(b	)
** Identified cost	$—		$2,663,245(b	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$106,439,150	$259,894,518
Class B	$—	$18,276,350
Class C	$18,194,160	$8,243,652
Class Z	$38,021,480	$52,746,071
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,723,510	10,311,723
Class B	—	982,677
Class C	299,379	462,723
Class Z	614,838	2,045,982
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$61.76	$25.20
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$65.18	$26.60
Class B — Net Asset Value Per Share Class B	$—	$18.60
Class C — Net Asset Value Per Share Class C	$60.77	$17.82
Class Z — Net Asset Value Per Share Class Z	$61.84	$25.78

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $58,183,203, amounted to $97,928,036 which consisted of aggregate gross unrealized appreciation of $98,756,525 and aggregate gross unrealized depreciation of $828,489.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $264,979,595, amounted to $68,055,728 which consisted of aggregate gross unrealized appreciation of $79,271,721 and aggregate gross unrealized depreciation of $11,215,993.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Mid Cap Focus Fund		Alger Weatherbie Specialized Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$936,875,406		$1,694,618,257
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	13,840,807		80,282,876
Foreign cash †	9,471,387		—
Receivable for investment securities sold	5,115,016		34,033,798
Receivable for shares of beneficial interest sold	3,101,126		1,901,616
Dividends and interest receivable	241,668		117,401
Receivable from Investment Manager	—		962
Prepaid expenses	105,643		112,824
Total Assets	968,751,053		1,811,067,734
LIABILITIES:
Payable for investment securities purchased	22,344,777		28,841,818
Payable for shares of beneficial interest redeemed	694,886		1,881,714
Due to investment advisor	100		—
Accrued investment advisory fees	419,737		1,136,541
Accrued distribution fees	30,635		153,281
Accrued shareholder administrative fees	7,560		16,400
Accrued administrative fees	20,750		39,805
Accrued custodian fees	4,485		8,401
Accrued transfer agent fees	19,210		179,484
Accrued printing fees	14,143		48,795
Accrued professional fees	22,491		33,251
Accrued trustee fees	1,460		2,959
Accrued fund accounting fees	24,899		42,354
Accrued other expenses	4,777		5,079
Total Liabilities	23,609,910		32,389,882
NET ASSETS	$945,141,143		$1,778,677,852
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	629,636,292		1,071,836,199
Distributable earnings	315,504,851		706,841,653
NET ASSETS	$945,141,143		$1,778,677,852
* Identified cost	$702,203,881(a	)	$1,271,856,841(b	)
** Identified cost	$—		$1,041,633(b	)
† Cost of foreign cash	$9,462,738(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund
NET ASSETS BY CLASS:
Class A	$1,668,838	$259,394,443
Class C	$2,317,277	$103,330,599
Class I	$145,538,541	$77,213,835
Class Y	$137,173	$61,162,881
Class Z	$795,479,314	$1,277,576,094
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	71,242	10,394,267
Class C	99,099	6,486,674
Class I	6,211,065	3,007,491
Class Y	5,822	2,341,876
Class Z	33,746,561	47,539,535
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$23.43	$24.96
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$24.72	$26.34
Class C — Net Asset Value Per Share Class C	$23.38	$15.93
Class I — Net Asset Value Per Share Class I	$23.43	$25.67
Class Y — Net Asset Value Per Share Class Y	$23.56	$26.12
Class Z — Net Asset Value Per Share Class Z	$23.57	$26.87

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $705,509,880, amounted to $231,365,526 which consisted of aggregate gross unrealized appreciation of $242,365,505 and aggregate gross unrealized depreciation of $10,999,979.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,289,392,477, amounted to $405,225,780 which consisted of aggregate gross unrealized appreciation of $493,689,794 and aggregate gross unrealized depreciation of $88,464,014.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Small Cap Growth Fund		Alger Small Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$642,733,936		$7,754,644,662
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,683,379		—
Cash and cash equivalents	43,736,292		84,256,442
Receivable for investment securities sold	1,329,088		9,431,571
Receivable for shares of beneficial interest sold	765,901		15,634,344
Receivable for interfund loans	—		12,329,000
Dividends and interest receivable	52,991		730,954
Receivable from Investment Manager	3,234		—
Prepaid expenses	100,271		270,770
Total Assets	692,405,092		7,877,297,743
LIABILITIES:
Payable for investment securities purchased	25,789		6,879,637
Payable for shares of beneficial interest redeemed	177,528		22,597,728
Accrued investment advisory fees	464,148		4,914,372
Accrued distribution fees	91,629		429,573
Accrued shareholder administrative fees	7,391		70,038
Accrued administrative fees	15,758		180,194
Accrued custodian fees	33,041		39,591
Accrued transfer agent fees	73,230		863,692
Accrued printing fees	23,146		202,053
Accrued professional fees	37,888		27,116
Accrued trustee fees	1,301		17,451
Accrued fund accounting fees	25,030		189,706
Accrued other expenses	4,910		7,290
Total Liabilities	980,789		36,418,441
NET ASSETS	$691,424,303		$7,840,879,302
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	436,702,087		4,895,916,652
Distributable earnings	254,722,216		2,944,962,650
NET ASSETS	$691,424,303		$7,840,879,302
* Identified cost	$443,560,714(a	)	$5,151,009,961(b	)
** Identified cost	$2,503,096(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$262,707,647	$560,577,485
Class B	$5,821,274	$—
Class C	$39,147,836	$267,800,086
Class I	$—	$421,986,439
Class Y	$—	$394,801,176
Class Z	$383,747,546	$6,195,714,116
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	16,205,064	17,661,585
Class B	510,214	—
Class C	3,639,797	9,524,570
Class I	—	12,938,900
Class Y	—	11,859,058
Class Z	22,682,566	186,119,034
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.21	$31.74
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$17.11	$33.50
Class B — Net Asset Value Per Share Class B	$11.41	$—
Class C — Net Asset Value Per Share Class C	$10.76	$28.12
Class I — Net Asset Value Per Share Class I	$—	$32.61
Class Y — Net Asset Value Per Share Class Y	$—	$33.29
Class Z — Net Asset Value Per Share Class Z	$16.92	$33.29

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $446,865,298, amounted to $199,552,017 which consisted of aggregate gross unrealized appreciation of $225,620,447 and aggregate gross unrealized depreciation of $26,068,430.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,162,478,767, amounted to $2,592,165,895 which consisted of  aggregate gross unrealized appreciation of  $2,797,346,363 and aggregate gross unrealized depreciation of $205,180,468.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger International Focus Fund		Alger Health Sciences Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$207,810,630		$350,890,223
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	1,514,078		3,785,212
Foreign cash †	386,533		—
Receivable for investment securities sold	4,383,196		6,060,459
Receivable for shares of beneficial interest sold	5,959		495,094
Dividends and interest receivable	334,088		59,782
Receivable from Investment Manager	12,792		—
Prepaid expenses	67,446		54,355
Total Assets	214,514,722		361,345,125
LIABILITIES:
Payable for investment securities purchased	381,971		9,879,058
Payable for shares of beneficial interest redeemed	52,772		289,663
Foreign capital gain tax payable	166,634		—
Accrued investment advisory fees	127,230		159,199
Accrued distribution fees	55,619		43,285
Accrued shareholder administrative fees	2,801		3,789
Accrued administrative fees	4,928		7,960
Accrued custodian fees	21,757		2,860
Accrued transfer agent fees	40,196		76,945
Accrued printing fees	12,966		4,199
Accrued professional fees	33,247		32,331
Accrued trustee fees	409		670
Accrued fund accounting fees	11,785		16,343
Accrued other expenses	9,910		8,091
Total Liabilities	922,225		10,524,393
NET ASSETS	$213,592,497		$350,820,732
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	132,229,906		216,662,447
Distributable earnings	81,362,591		134,158,285
NET ASSETS	$213,592,497		$350,820,732
* Identified cost	$140,397,568(a	)	$278,777,877(b	)
** Identified cost	$—		$4,038,147(b	)
† Cost of foreign cash	$386,109(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger International Focus Fund	Alger Health Sciences Fund
NET ASSETS BY CLASS:
Class A	$158,222,503	$151,514,479
Class B	$22,146,941	$—
Class C	$4,368,120	$14,334,415
Class I	$591,222	$—
Class Z	$28,263,711	$184,971,838
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	6,298,604	4,133,328
Class B	1,015,649	—
Class C	208,618	548,925
Class I	23,464	—
Class Z	1,107,688	4,986,937
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$25.12	$36.66
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$26.51	$38.69
Class B — Net Asset Value Per Share Class B	$21.81	$—
Class C — Net Asset Value Per Share Class C	$20.94	$26.11
Class I — Net Asset Value Per Share Class I	$25.20	$—
Class Z — Net Asset Value Per Share Class Z	$25.52	$37.09

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $142,453,617, amounted to $65,357,013 which consisted of aggregate gross unrealized appreciation of $72,355,952 and aggregate gross unrealized depreciation of $6,998,939.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $283,528,330, amounted to $67,361,893 which consisted of aggregate gross unrealized appreciation of $78,285,489 and aggregate gross unrealized depreciation of $10,923,596.

THE ALGER FUNDS
Statements of Operations for the year ended October 31, 2021

	Alger Capital Appreciation Fund	Alger 35 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$15,555,502	$87,628
Interest	—	50
Total Income	15,555,502	87,678
EXPENSES:
Investment advisory fees — Note 3(a)	24,040,397	87,862
Distribution fees — Note 3(c)
Class A	3,609,705	—
Class C	2,154,440	—
Shareholder administrative fees — Note 3(f)	430,219	3,173
Administration fees — Note 3(b)	886,499	8,020
Custodian fees	123,761	10,489
Interest expenses	52,935	202
Transfer agent fees — Note 3(f)	1,308,113	1,658
Printing fees	149,018	9,036
Professional fees	128,105	37,840
Registration fees	72,741	44,553
Trustee fees — Note 3(g)	77,916	578
Fund accounting fees	456,145	62,770
Other expenses	177,349	2,156
Total Expenses	33,667,343	268,337
Less, expense reimbursements/waivers — Note 3(a)	—	(150,818)
Net Expenses	33,667,343	117,519
NET INVESTMENT LOSS	(18,111,841)	(29,841)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	722,621,152	10,555,178
Net realized (loss) on foreign currency transactions	(64,292)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	294,474,540	(1,103,824)**
Net change in unrealized appreciation on affiliated investments	1,668,108	—
Net change in unrealized appreciation (depreciation) on foreign currency	5,096	(4)
Net realized and unrealized gain on investments and foreign currency	1,018,704,604	9,451,350
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,000,592,763	$9,421,509
* Foreign withholding taxes	$248,110	$212

See Notes to Financial Statements.

** Excludes net unrealized gain of $8,366,153 from the Reorganization. See Note 1 - General.

THE ALGER FUNDS
Statements of Operations for the year ended October 31, 2021 (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$2,946,244	$883,091
Interest	2,389	226
Litigation income	—	9,346,397
Income from securities lending	775	—
Total Income	2,949,408	10,229,714
EXPENSES:
Investment advisory fees — Note 3(a)	695,601	2,287,642
Distribution fees — Note 3(c)
Class A	233,520	583,795
Class B	—	175,555
Class C	160,861	73,243
Shareholder administrative fees — Note 3(f)	21,029	46,896
Administration fees — Note 3(b)	38,258	82,777
Custodian fees	14,978	46,420
Interest expenses	27	2,524
Transfer agent fees — Note 3(f)	68,447	120,020
Printing fees	12,392	55,281
Professional fees	37,620	63,920
Registration fees	33,045	46,004
Trustee fees — Note 3(g)	3,313	7,360
Fund accounting fees	63,545	95,355
Other expenses	4,601	23,916
Total Expenses	1,387,237	3,710,708
Less, expense reimbursements/waivers — Note 3(a)	(486)	(134,768)
Net Expenses	1,386,751	3,575,940
NET INVESTMENT INCOME	1,562,657	6,653,774
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	5,495,295	89,935,279
Net realized (loss) on foreign currency transactions	—	(7,553)
Net change in unrealized appreciation on unaffiliated investments	41,033,641	6,148,757
Net change in unrealized appreciation on affiliated investments	—	1,014,765
Net change in unrealized (depreciation) on foreign currency	—	(139)
Net realized and unrealized gain on investments and foreign currency	46,528,936	97,091,109
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,091,593	$103,744,883
* Foreign withholding taxes	$16,718	$3,522

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the year ended October 31, 2021 (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$717,262	$2,417,085
Interest	1,161	4,004
Total Income	718,423	2,421,089
EXPENSES:
Investment advisory fees — Note 3(a)	4,041,718	11,557,216
Distribution fees — Note 3(c)
Class A	443	575,583
Class C	1,798	906,621
Class I	282,931	188,251
Shareholder administrative fees — Note 3(f)	70,817	166,958
Administration fees — Note 3(b)	194,682	401,773
Custodian fees	44,639	57,002
Interest expenses	442	—
Transfer agent fees — Note 3(f)	62,382	314,709
Printing fees	67,670	143,666
Professional fees	49,857	73,560
Registration fees	97,059	108,962
Trustee fees — Note 3(g)	17,207	34,911
Fund accounting fees	136,002	235,871
Other expenses	25,613	52,992
Total Expenses	5,093,260	14,818,075
Less, expense reimbursements/waivers — Note 3(a)	(15)	(8,083)
Net Expenses	5,093,245	14,809,992
NET INVESTMENT LOSS	(4,374,822)	(12,388,903)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	85,695,663	337,344,305
Net realized (loss) on foreign currency transactions	(40,134)	—
Net change in unrealized appreciation on unaffiliated investments	185,790,877	197,709,608
Net change in unrealized (depreciation) on affiliated investments	—	(34,721)
Net change in unrealized appreciation on foreign currency	15,547	—
Net realized and unrealized gain on investments and foreign currency	271,461,953	535,019,192
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$267,087,131	$522,630,289
* Foreign withholding taxes	$—	$59,878
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the year ended October 31, 2021 (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,101,846	$14,117,891
Interest	2,900	95,277
Litigation income	3,738,004	—
Total Income	4,842,750	14,213,168
EXPENSES:
Investment advisory fees — Note 3(a)	4,958,536	58,391,557
Distribution fees — Note 3(c)
Class A	622,211	1,558,591
Class B	58,672	—
Class C	336,389	2,829,905
Class I	—	1,082,494
Shareholder administrative fees — Note 3(f)	79,962	837,472
Administration fees — Note 3(b)	168,345	2,141,024
Custodian fees	62,300	221,403
Interest expenses	—	1,411
Transfer agent fees — Note 3(f)	154,140	1,480,999
Printing fees	86,937	545,417
Professional fees	61,930	193,730
Registration fees	80,294	301,517
Trustee fees — Note 3(g)	15,043	194,013
Fund accounting fees	136,062	1,054,331
Other expenses	30,199	322,848
Total Expenses	6,851,020	71,156,712
Less, expense reimbursements/waivers — Note 3(a)	(43,207)	—
Net Expenses	6,807,813	71,156,712
NET INVESTMENT LOSS	(1,965,063)	(56,943,544)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	59,202,208	490,107,365
Net realized (loss) on foreign currency transactions	(24)	(5)
Net change in unrealized appreciation on unaffiliated investments	63,824,928	823,162,579
Net change in unrealized appreciation on affiliated investments	1,400,776	—
Net realized and unrealized gain on investments and foreign currency	124,427,888	1,313,269,939
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,462,825	$1,256,326,395
* Foreign withholding taxes	$—	$2,373

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the year ended October 31, 2021 (Continued)

	Alger International Focus Fund	Alger Health Sciences Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,297,734	$1,000,637
Interest	4,687	596
Litigation income	159,091	179,832
Total Income	1,461,512	1,181,065
EXPENSES:
Investment advisory fees — Note 3(a)	1,406,325	1,747,715
Distribution fees — Note 3(c)
Class A	370,973	356,411
Class B	216,983	—
Class C	37,768	139,894
Class I	1,602	—
Shareholder administrative fees — Note 3(f)	31,109	41,953
Administration fees — Note 3(b)	54,470	87,386
Custodian fees	69,924	28,457
Interest expenses	427	1,158
Transfer agent fees — Note 3(f)	88,461	117,435
Printing fees	37,551	40,012
Professional fees	56,500	50,750
Registration fees	47,963	47,097
Trustee fees — Note 3(g)	4,759	7,628
Fund accounting fees	82,472	89,067
Other expenses	23,357	24,061
Total Expenses	2,530,644	2,779,024
Less, expense reimbursements/waivers — Note 3(a)	(183,720)	—
Net Expenses	2,346,924	2,779,024
NET INVESTMENT LOSS	(885,412)	(1,597,959)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	30,460,474 **	76,782,439
Net realized (loss) on forward foreign currency contracts	(2,095)	—
Net realized (loss) on foreign currency transactions	(39,805)	(3,819)
Net change in unrealized appreciation on unaffiliated investments	24,830,384	1,652,900
Net change in unrealized (depreciation) on affiliated investments	—	(134,605)
Net change in unrealized (depreciation) on foreign currency	(8,382)	(16)
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	55,240,576	78,296,899
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,355,164	$76,698,940
* Foreign withholding taxes	$207,038	$1,081

See Notes to Financial Statements.

** Includes capital gain tax of $502,859.

THE ALGER FUNDS
Statements of Changes in Net Assets

Alger Capital Appreciation Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(18,111,841)	$(9,126,542)
Net realized gain on investments and foreign currency	722,556,860	459,038,986
Net change in unrealized appreciation on investments and foreign currency	296,147,744	458,060,897
Net increase in net assets resulting from operations	1,000,592,763	907,973,341
Dividends and distributions to shareholders:
Class A	(192,316,638)	(92,851,822)
Class B*	—	(812,864)
Class C	(41,889,152)	(22,831,979)
Class Z	(187,550,241)	(109,764,275)
Total dividends and distributions to shareholders	(421,756,031)	(226,260,940)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(35,800,613)	(127,292,115)
Class B*	—	(9,299,807)
Class C	(14,687,747)	(55,925,340)
Class Z	(453,649,540)	46,690,469
Net decrease from shares of beneficial interest transactions — Note 6	(504,137,900)	(145,826,793)
Total increase	74,698,832	535,885,608
Net Assets:
Beginning of period	3,348,023,086	2,812,137,478
END OF PERIOD	$3,422,721,918	$3,348,023,086

See Notes to Financial Statements.

*  On June 1, 2020, all of the issued and outstanding Class B Shares of the Alger Capital Appreciation Fund were converted into Class A Shares of the Fund.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger 35 Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(29,841)	$(41,786)
Net realized gain on investments and foreign currency	10,555,178	2,591,700
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,103,828)	2,214,786
Net increase in net assets resulting from operations	9,421,509	4,764,700
Dividends and distributions to shareholders:
Class Z*	(2,452,471)	(16,599)
Class P-2*	(51,070)	(166)
Total dividends and distributions to shareholders	(2,503,541)	(16,765)
Increase (decrease) from shares of beneficial interest transactions:
Class Z*	23,183,654	350,508
Class P-2*	(321,436)	73,651
Net increase from shares of beneficial interest transactions — Note 6	22,862,218	424,159
Total increase	29,780,186	5,172,094
Net Assets:
Beginning of period	14,378,786	9,206,692
END OF PERIOD	$44,158,972	$14,378,786

See Notes to Financial Statements.

* On May 7, 2021, Class P Shares of the Alger 35 Fund were reclassified as Class Z Shares of the Fund. After the close of business on October 29, 2021, Class P-2 Shares of the Fund were converted to Class Z Shares.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

Alger Growth & Income Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment income	$1,562,657	$1,773,093
Net realized gain on investments and foreign currency	5,495,295	1,585,950
Net change in unrealized appreciation on investments and foreign currency	41,033,641	1,439,738
Net increase in net assets resulting from operations	48,091,593	4,798,781
Dividends and distributions to shareholders:
Class A	(2,056,460)	(3,822,521)
Class C	(252,675)	(676,121)
Class Z	(730,285)	(1,411,694)
Total dividends and distributions to shareholders	(3,039,420)	(5,910,336)
Increase (decrease) from shares of beneficial interest transactions:
Class A	1,774,061	(1,102,296)
Class C	(172,021)	(1,751,688)
Class Z	6,950,403	(3,833,530)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	8,552,443	(6,687,514)
Total increase (decrease)	53,604,616	(7,799,069)
Net Assets:
Beginning of period	109,050,174	116,849,243
END OF PERIOD	$162,654,790	$109,050,174

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

Alger Mid Cap Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment income (loss)	$6,653,774	$(1,440,625)
Net realized gain on investments and foreign currency	89,927,726	27,186,682
Net change in unrealized appreciation on investments and foreign currency	7,163,383	42,632,795
Net increase in net assets resulting from operations	103,744,883	68,378,852
Dividends and distributions to shareholders:
Class A	(20,930,151)	(11,109,875)
Class B	(2,145,611)	(1,356,457)
Class C	(835,010)	(613,248)
Class Z	(3,167,651)	(1,392,461)
Total dividends and distributions to shareholders	(27,078,423)	(14,472,041)
Increase (decrease) from shares of beneficial interest transactions:
Class A	12,073,737	4,900,132
Class B	(1,268,494)	(1,905,314)
Class C	949,265	(1,560,597)
Class Z	15,282,249	3,662,413
Net increase from shares of beneficial interest transactions — Note 6	27,036,757	5,096,634
Total increase	103,703,217	59,003,445
Net Assets:
Beginning of period	235,457,374	176,453,929
END OF PERIOD	$339,160,591	$235,457,374

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

Alger Mid Cap Focus Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(4,374,822)	$(1,113,273)
Net realized gain on investments and foreign currency	85,655,529	9,490,104
Net change in unrealized appreciation on investments and foreign currency	185,806,424	48,509,336
Net increase in net assets resulting from operations	267,087,131	56,886,167
Dividends and distributions to shareholders:
Class I	(1,305,962)	—
Class Z	(5,908,321)	—
Total dividends and distributions to shareholders	(7,214,283)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	1,561,701	—
Class C	2,225,078	—
Class I	35,683,690	50,845,888
Class Y	119,925	—
Class Z	270,350,323	237,342,329
Net increase from shares of beneficial interest transactions — Note 6	309,940,717	288,188,217
Total increase	569,813,565	345,074,384
Net Assets:
Beginning of period	375,327,578	30,253,194
END OF PERIOD	$945,141,143	$375,327,578

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

Alger Weatherbie Specialized Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(12,388,903)	$(6,765,665)
Net realized gain on investments and foreign currency	337,344,305	53,346,079
Net change in unrealized appreciation on investments and foreign currency	197,674,887	170,278,040
Net increase in net assets resulting from operations	522,630,289	216,858,454
Dividends and distributions to shareholders:
Class A	(9,723,657)	(5,872,548)
Class C	(5,566,217)	(2,781,983)
Class I	(3,675,447)	(2,486,337)
Class Y	(1,800,147)	(527,262)
Class Z	(33,989,310)	(11,293,720)
Total dividends and distributions to shareholders	(54,754,778)	(22,961,850)
Increase (decrease) from shares of beneficial interest transactions:
Class A	8,382,707	(4,899,235)
Class C	11,840,459	6,415,884
Class I	(14,587,055)	(10,869,282)
Class Y	12,611,659	11,917,428
Class Z	334,347,543	220,558,571
Net increase from shares of beneficial interest transactions — Note 6	352,595,313	223,123,366
Total increase	820,470,824	417,019,970
Net Assets:
Beginning of period	958,207,028	541,187,058
END OF PERIOD	$1,778,677,852	$958,207,028

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

Alger Small Cap Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(1,965,063)	$(2,425,822)
Net realized gain on investments and foreign currency	59,202,184	2,220,628
Net change in unrealized appreciation on investments and foreign currency	65,225,704	79,204,729
Net increase in net assets resulting from operations	122,462,825	78,999,535
Dividends and distributions to shareholders:
Class A	(1,079,051)	(6,939,023)
Class B	(39,964)	(349,658)
Class C	(177,822)	(491,758)
Class Z	(1,109,231)	(1,376,642)
Total dividends and distributions to shareholders	(2,406,068)	(9,157,081)
Increase (decrease) from shares of beneficial interest transactions:
Class A	21,347,746	27,313,206
Class B	(695,421)	(802,698)
Class C	15,105,566	9,409,589
Class Z	145,384,763	135,592,383
Net increase from shares of beneficial interest transactions — Note 6	181,142,654	171,512,480
Total increase	301,199,411	241,354,934
Net Assets:
Beginning of period	390,224,892	148,869,958
END OF PERIOD	$691,424,303	$390,224,892

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

Net investment loss	$(56,943,544)	$(40,440,369)
Net realized gain (loss) on investments and foreign currency	490,107,360	(66,037,625)
Net change in unrealized appreciation on investments and foreign currency	823,162,579	1,477,061,927
Net increase in net assets resulting from operations	1,256,326,395	1,370,583,933

Dividends and distributions to shareholders:
Class A	—	(12,366,187)
Class C	—	(4,565,291)
Class I	—	(11,171,919)
Class Y	—	(3,303,098)
Class Z	—	(66,937,210)
Total dividends and distributions to shareholders	—	(98,343,705)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(120,477,671)	(90,496,777)
Class C	(30,745,132)	(24,308,168)
Class I	(10,377,165)	(226,680,974)
Class Y	71,307,361	120,173,869
Class Z	732,504,935	1,144,959,252
Net increase from shares of beneficial interest transactions — Note 6	642,212,328	923,647,202
Total increase	1,898,538,723	2,195,887,430

Net Assets:
Beginning of period	5,942,340,579	3,746,453,149
END OF PERIOD	$7,840,879,302	$5,942,340,579
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger International Focus Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(885,412)	$(459,456)
Net realized gain on investments, forward foreign currency contracts and foreign currency	30,418,574	5,125,972
Net change in unrealized appreciation on investments, forward foreign currency contracts and foreign currency	24,822,002	26,519,733
Net increase in net assets resulting from operations	54,355,164	31,186,249

Dividends and distributions to shareholders:
Class A	—	(4,436,636)
Class B	—	(771,794)
Class C	—	(151,921)
Class I	—	(44,402)
Class Z	—	(626,032)
Total dividends and distributions to shareholders	—	(6,030,785)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,992,372)	(566,538)
Class B	(2,518,776)	(2,317,236)
Class C	613,764	(1,405,415)
Class I	(221,462)	(459,458)
Class Z	10,073,982	(1,618,647)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	3,955,136	(6,367,294)
Total increase	58,310,300	18,788,170

Net Assets:
Beginning of period	155,282,197	136,494,027
END OF PERIOD	$213,592,497	$155,282,197
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(1,597,959)	$(488,346)
Net realized gain on investments and foreign currency	76,778,620	32,284,980
Net change in unrealized appreciation on investments and foreign currency	1,518,279	34,391,614
Net increase in net assets resulting from operations	76,698,940	66,188,248

Dividends and distributions to shareholders:
Class A	(14,998,910)	(7,652,345)
Class C	(1,922,517)	(996,378)
Class Z	(15,773,204)	(5,601,401)
Total dividends and distributions to shareholders	(32,694,631)	(14,250,124)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,966,483	(1,239,325)
Class C	1,074,596	(687,111)
Class Z	31,879,794	24,802,883
Net increase from shares of beneficial interest transactions — Note 6	35,920,873	22,876,447
Total increase	79,925,182	74,814,571

Net Assets:
Beginning of period	270,895,550	196,080,979
END OF PERIOD	$350,820,732	$270,895,550
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$33.76	$27.12	$26.20	$25.86	$20.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.12)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain on investments	11.11	8.96	3.53	2.07	5.96
Total from investment operations	10.87	8.84	3.46	2.01	5.94
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$39.48	$33.76	$27.12	$26.20	$25.86
Total return(ii)	35.41%	34.79%	15.29%	8.15%	29.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,523,572	$1,320,073	$1,174,346	$1,257,811	$1,506,389
Ratio of gross expenses to average net assets	1.15%	1.17%	1.21%	1.21%	1.23%
Ratio of net expenses to average net assets	1.15%	1.17%	1.21%	1.21%	1.23%
Ratio of net investment loss to average net assets	(0.67)%	(0.41)%	(0.27)%	(0.23)%	(0.10)%
Portfolio turnover rate	78.77%	89.91%	77.04%	67.33%	72.99%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$24.79	$20.60	$20.69	$20.91	$16.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.35)	(0.25)	(0.20)	(0.20)	(0.15)
Net realized and unrealized gain on investments	7.84	6.64	2.65	1.65	4.84
Total from investment operations	7.49	6.39	2.45	1.45	4.69
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$27.13	$24.79	$20.60	$20.69	$20.91
Total return(ii)	34.43%	33.82%	14.44%	7.35%	28.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$211,972	$204,909	$219,511	$243,523	$297,044
Ratio of gross expenses to average net assets	1.90%	1.91%	1.95%	1.94%	1.97%
Ratio of net expenses to average net assets	1.90%	1.91%	1.95%	1.94%	1.97%
Ratio of net investment loss to average net assets	(1.42)%	(1.13)%	(1.01)%	(0.96)%	(0.83)%
Portfolio turnover rate	78.77%	89.91%	77.04%	67.33%	72.99%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$35.15	$28.06	$26.94	$26.46	$20.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.13)	(0.03)	0.02	0.03	0.05
Net realized and unrealized gain on investments	11.63	9.32	3.64	2.12	6.10
Total from investment operations	11.50	9.29	3.66	2.15	6.15
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$41.50	$35.15	$28.06	$26.94	$26.46
Total return(ii)	35.85%	35.26%	15.69%	8.51%	30.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,687,179	$1,823,041	$1,409,374	$1,240,605	$983,006
Ratio of gross expenses to average net assets	0.83%	0.84%	0.87%	0.87%	0.88%
Ratio of net expenses to average net assets	0.83%	0.84%	0.87%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.09)%	0.06%	0.10%	0.23%
Portfolio turnover rate	78.77%	89.91%	77.04%	67.33%	72.99%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger 35 Fund	Class Z
	Year ended 10/31/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(ii)
Net asset value, beginning of period	$17.41	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	(0.05)	0.03	0.01
Net realized and unrealized gain on investments	6.95	5.87	1.31	0.37
Total from investment operations	6.94	5.82	1.34	0.38
Dividends from net investment income	–(iv)	(0.02)	(0.04)	–
Distributions from net realized gains	(3.02)	–	(0.07)	–
Net asset value, end of period	$21.33	$17.41	$11.61	$10.38
Total return(v)	44.27%	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$44,159	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	0.92%	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(0.52)%	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.40%	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.36%	0.30%	0.23%
Portfolio turnover rate	136.61%	121.74%	115.25%	31.20%
See Notes to Financial Statements.

(i)	Class P Shares were reclassified as Class Z Shares on May 7, 2021 and after the close of business on October 29, 2021, Class P-2 Shares were converted to Class Z Shares.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Amount was more than $(0.01) per share.

(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$43.88	$43.55	$40.77	$39.68	$32.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.63	0.69	0.70	0.65	0.56
Net realized and unrealized gain on investments	18.47	1.88	4.54	1.64	6.97
Total from investment operations	19.10	2.57	5.24	2.29	7.53
Dividends from net investment income	(0.55)	(0.66)	(0.61)	(0.57)	(0.50)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$61.76	$43.88	$43.55	$40.77	$39.68
Total return(ii)	44.12%	5.98%	13.94%	5.78%	23.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$106,439	$74,251	$74,924	$70,859	$72,427
Ratio of gross expenses to average net assets	0.98%	1.06%	1.07%	1.06%	1.19%
Ratio of net expenses to average net assets	0.98%	1.06%	1.07%	1.06%	1.19%
Ratio of net investment income to average net assets	1.15%	1.60%	1.72%	1.59%	1.52%
Portfolio turnover rate	8.40%	9.29%	7.30%	11.05%	7.78%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$43.22	$42.93	$40.20	$39.14	$32.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.21	0.36	0.39	0.34	0.28
Net realized and unrealized gain on investments	18.18	1.85	4.49	1.60	6.88
Total from investment operations	18.39	2.21	4.88	1.94	7.16
Dividends from net investment income	(0.17)	(0.34)	(0.30)	(0.25)	(0.24)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$60.77	$43.22	$42.93	$40.20	$39.14
Total return(ii)	43.01%	5.19%	13.12%	4.96%	22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$18,194	$13,127	$14,946	$16,074	$22,266
Ratio of gross expenses to average net assets	1.73%	1.81%	1.82%	1.82%	1.94%
Ratio of net expenses to average net assets	1.73%	1.81%	1.82%	1.82%	1.94%
Ratio of net investment income to average net assets	0.40%	0.86%	0.97%	0.84%	0.76%
Portfolio turnover rate	8.40%	9.29%	7.30%	11.05%	7.78%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$43.94	$43.60	$40.81	$39.71	$32.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.80	0.86	0.85	0.80	0.65
Net realized and unrealized gain on investments	18.49	1.88	4.56	1.64	6.99
Total from investment operations	19.29	2.74	5.41	2.44	7.64
Dividends from net investment income	(0.72)	(0.82)	(0.77)	(0.71)	(0.61)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$61.84	$43.94	$43.60	$40.81	$39.71
Total return(ii)	44.54%	6.39%	14.39%	6.16%	23.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$38,021	$21,672	$26,979	$24,604	$22,487
Ratio of gross expenses to average net assets	0.66%	0.73%	0.76%	0.76%	0.90%
Ratio of expense reimbursements to average net assets	–(iii)	(0.04)%	(0.07)%	(0.05)%	–
Ratio of net expenses to average net assets	0.66%	0.69%	0.69%	0.71%	0.90%
Ratio of net investment income to average net assets	1.45%	2.00%	2.10%	1.96%	1.75%
Portfolio turnover rate	8.40%	9.29%	7.30%	11.05%	7.78%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)	Amount was less than 0.005%.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$19.29	$14.81	$14.13	$13.47	$10.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.48	(0.12)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain on investments	7.58	5.80	1.48	0.88	3.34
Total from investment operations	8.06	5.68	1.39	0.77	3.27
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$25.20	$19.29	$14.81	$14.13	$13.47
Total return(ii)	44.05%(iii)	41.34%	10.95%	5.78%	32.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$259,895	$187,552	$139,110	$138,370	$136,795
Ratio of gross expenses to average net assets	1.21%	1.30%	1.30%	1.30%	1.32%
Ratio of net expenses to average net assets	1.21%	1.30%	1.30%	1.30%	1.32%
Ratio of net investment income (loss) to average net assets	2.15%	(0.76)%	(0.65)%	(0.77)%	(0.55)%
Portfolio turnover rate	170.96%	181.73%	182.97%	125.34%	162.65%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class B
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$14.70	$11.55	$11.22	$10.80	$8.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.35	(0.08)	(0.10)	(0.17)	(0.12)
Net realized and unrealized gain on investments	5.70	4.43	1.14	0.70	2.69
Total from investment operations	6.05	4.35	1.04	0.53	2.57
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$18.60	$14.70	$11.55	$11.22	$10.80
Total return(ii)	44.24%(iii)	41.41%	10.66%	4.98%	31.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$18,276	$15,411	$13,772	$15,361	$18,375
Ratio of gross expenses to average net assets	1.93%	2.03%	2.04%	2.05%	2.05%
Ratio of expense reimbursements to average net assets	(0.76)%	(0.82)%	(0.47)%	–	–
Ratio of net expenses to average net assets	1.17%	1.21%	1.57%	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	2.08%	(0.66)%	(0.92)%	(1.50)%	(1.28)%
Portfolio turnover rate	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$14.26	$11.33	$11.08	$10.67	$8.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.23	(0.18)	(0.16)	(0.18)	(0.13)
Net realized and unrealized gain on investments	5.48	4.31	1.12	0.70	2.65
Total from investment operations	5.71	4.13	0.96	0.52	2.52
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$17.82	$14.26	$11.33	$11.08	$10.67
Total return(ii)	42.91%(iii)	40.26%	10.03%	4.94%	30.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$8,244	$5,691	$6,014	$7,647	$15,438
Ratio of gross expenses to average net assets	2.00%	2.10%	2.14%	2.11%	2.13%
Ratio of net expenses to average net assets	2.00%	2.10%	2.14%	2.11%	2.13%
Ratio of net investment income (loss) to average net assets	1.41%	(1.52)%	(1.48)%	(1.55)%	(1.35)%
Portfolio turnover rate	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$19.63	$15.01	$14.27	$13.56	$10.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.63	(0.07)	(0.06)	(0.07)	(0.04)
Net realized and unrealized gain on investments	7.67	5.89	1.51	0.89	3.36
Total from investment operations	8.30	5.82	1.45	0.82	3.32
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$25.78	$19.63	$15.01	$14.27	$13.56
Total return(ii)	44.55%(iii)	41.75%	11.27%	6.03%	32.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$52,746	$26,804	$17,558	$14,230	$13,306
Ratio of gross expenses to average net assets	0.92%	0.99%	1.03%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	0.92%	0.99%	1.03%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	2.75%	(0.46)%	(0.38)%	(0.49)%	(0.29)%
Portfolio turnover rate	170.96%	181.73%	182.97%	125.34%	162.65%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class A
From 7/29/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized gain on investments	2.80
Total from investment operations	2.76
Net asset value, end of period	$23.43
Total return(iii)	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,669
Ratio of gross expenses to average net assets	0.96%
Ratio of net expenses to average net assets	0.96%
Ratio of net investment loss to average net assets	(0.72)%
Portfolio turnover rate	250.31%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class C
From 7/29/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)
Net realized and unrealized gain on investments	2.80
Total from investment operations	2.71
Net asset value, end of period	$23.38
Total return(iii)	13.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,317
Ratio of gross expenses to average net assets	1.76%
Ratio of net expenses to average net assets	1.76%
Ratio of net investment loss to average net assets	(1.50)%
Portfolio turnover rate	250.31%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.17)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	8.76	5.54	(0.26)
Total from investment operations	8.59	5.40	(0.30)
Distributions from net realized gains	(0.26)	–	–
Net asset value, end of period	$23.43	$15.10	$9.70
Total return(iii)	57.36%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$145,539	$67,796	$2,023
Ratio of gross expenses to average net assets	0.95%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	–	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	0.95%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.85)%	(1.04)%	(0.97)%
Portfolio turnover rate	250.31%	123.43%	65.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class Y
From 2/26/2021 (commencement of operations) to 10/31/2021(i)
Net asset value, beginning of period	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)
Net realized and unrealized gain on investments	2.99
Total from investment operations	2.91
Net asset value, end of period	$23.56
Total return(iii)	14.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$137
Ratio of gross expenses to average net assets	0.72%
Ratio of expense reimbursements to average net assets	(0.02)%
Ratio of net expenses to average net assets	0.70%
Ratio of net investment loss to average net assets	(0.57)%
Portfolio turnover rate	250.31%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	8.80	5.54	(0.26)
Total from investment operations	8.68	5.44	(0.29)
Distributions from net realized gains	(0.26)	–	–
Net asset value, end of period	$23.57	$15.15	$9.71
Total return(iii)	57.77%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$795,479	$307,532	$28,230
Ratio of gross expenses to average net assets	0.68%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	–	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.68%	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.77)%	(0.74)%
Portfolio turnover rate	250.31%	123.43%	65.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$17.46	$13.30	$13.08	$12.87	$10.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.16)	(0.14)	(0.15)	(0.12)
Net realized and unrealized gain on investments	8.70	4.88	1.39	1.90	3.58
Total from investment operations	8.47	4.72	1.25	1.75	3.46
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$24.96	$17.46	$13.30	$13.08	$12.87
Total return(ii)	49.80%	36.57%	11.57%	15.02%	35.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$259,394	$174,709	$140,368	$111,456	$84,644
Ratio of gross expenses to average net assets	1.20%	1.27%	1.31%	1.33%	1.35%
Ratio of net expenses to average net assets	1.20%	1.27%	1.31%	1.33%	1.35%
Ratio of net investment loss to average net assets	(1.03)%	(1.09)%	(1.08)%	(1.16)%	(1.02)%
Portfolio turnover rate	61.53%	66.84%	64.83%	42.56%	157.39%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$11.52	$9.01	$9.30	$9.65	$8.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.19)	(0.17)	(0.18)	(0.15)
Net realized and unrealized gain on investments	5.63	3.26	0.91	1.37	2.71
Total from investment operations	5.38	3.07	0.74	1.19	2.56
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$15.93	$11.52	$9.01	$9.30	$9.65
Total return(ii)	48.68%	35.62%	10.70%	14.11%	34.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$103,331	$64,497	$44,908	$36,325	$31,651
Ratio of gross expenses to average net assets	1.95%	2.03%	2.05%	2.08%	2.12%
Ratio of net expenses to average net assets	1.95%	2.03%	2.05%	2.08%	2.12%
Ratio of net investment loss to average net assets	(1.79)%	(1.85)%	(1.82)%	(1.91)%	(1.79)%
Portfolio turnover rate	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$17.94	$13.64	$13.38	$13.14	$10.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.16)	(0.14)	(0.16)	(0.11)
Net realized and unrealized gain on investments	8.93	5.02	1.43	1.94	3.64
Total from investment operations	8.70	4.86	1.29	1.78	3.53
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$25.67	$17.94	$13.64	$13.38	$13.14
Total return(ii)	49.81%	36.69%	11.61%	14.94%	35.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$77,214	$66,294	$58,615	$35,669	$23,374
Ratio of gross expenses to average net assets	1.19%	1.24%	1.26%	1.35%	1.35%
Ratio of net expenses to average net assets	1.19%	1.24%	1.26%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.02)%	(1.07)%	(1.03)%	(1.18)%	(0.99)%
Portfolio turnover rate	61.53%	66.84%	64.83%	42.56%	157.39%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund	Class Y
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$18.17	$13.77	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.11)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain on investments	9.08	5.07	1.45	1.94	0.89
Total from investment operations	8.92	4.96	1.36	1.84	0.87
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	–
Net asset value, end of period	$26.12	$18.17	$13.77	$13.44	$13.14
Total return(iii)	50.35%	37.08%	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$61,163	$32,702	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.89%	0.94%	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.07)%	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.70)%	(0.69)%	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	61.53%	66.84%	64.83%	42.56%	157.39%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.68	$14.15	$13.80	$13.46	$11.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.12)	(0.10)	(0.12)	(0.09)
Net realized and unrealized gain on investments	9.33	5.21	1.48	2.00	3.74
Total from investment operations	9.16	5.09	1.38	1.88	3.65
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$26.87	$18.68	$14.15	$13.80	$13.46
Total return(ii)	50.32%	37.00%	11.94%	15.37%	36.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,277,576	$620,005	$284,393	$147,665	$52,736
Ratio of gross expenses to average net assets	0.88%	0.94%	0.97%	1.00%	1.06%
Ratio of expense reimbursements to average net assets	–	–	–	(0.01)%	–
Ratio of net expenses to average net assets	0.88%	0.94%	0.97%	0.99%	1.06%
Ratio of net investment loss to average net assets	(0.72)%	(0.76)%	(0.73)%	(0.82)%	(0.77)%
Portfolio turnover rate	61.53%	66.84%	64.83%	42.56%	157.39%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$12.59	$9.34	$9.54	$8.40	$6.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.12)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain on investments	3.76	3.91	0.85	1.34	2.31
Total from investment operations	3.69	3.79	0.74	1.24	2.25
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$16.21	$12.59	$9.34	$9.54	$8.40
Total return(ii)	29.27%(iii)	42.80%	9.94%	14.94%	36.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$262,708	$187,489	$116,308	$111,271	$102,318
Ratio of gross expenses to average net assets	1.23%	1.33%	1.39%	1.38%	1.38%
Ratio of net expenses to average net assets	1.23%	1.33%	1.39%	1.38%	1.38%
Ratio of net investment loss to average net assets	(0.46)%	(1.11)%	(1.17)%	(1.06)%	(0.88)%
Portfolio turnover rate	34.85%	12.67%	17.09%	28.68%	30.32%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return,which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class B
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$8.88	$6.74	$7.20	$6.42	$4.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.08)	(0.11)	(0.13)	(0.09)
Net realized and unrealized gain on investments	2.65	2.76	0.59	1.01	1.78
Total from investment operations	2.60	2.68	0.48	0.88	1.69
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$11.41	$8.88	$6.74	$7.20	$6.42
Total return(ii)	29.38%(iii)	42.68%	9.51%	13.93%	35.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,821	$5,095	$4,523	$4,958	$5,397
Ratio of gross expenses to average net assets	1.96%	2.07%	2.19%	2.23%	2.19%
Ratio of expense reimbursements to average net assets	(0.74)%	(0.73)%	(0.41)%	–	–
Ratio of net expenses to average net assets	1.22%	1.34%	1.78%	2.23%	2.19%
Ratio of net investment loss to average net assets	(0.48)%	(1.11)%	(1.57)%	(1.90)%	(1.68)%
Portfolio turnover rate	34.85%	12.67%	17.09%	28.68%	30.32%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$8.44	$6.47	$6.99	$6.22	$4.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.14)	(0.13)	(0.12)	(0.09)
Net realized and unrealized gain on investments	2.52	2.65	0.55	0.99	1.72
Total from investment operations	2.39	2.51	0.42	0.87	1.63
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$10.76	$8.44	$6.47	$6.99	$6.22
Total return(ii)	28.41%(iii)	41.76%	8.87%	14.22%	35.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$39,148	$18,365	$6,257	$5,837	$8,007
Ratio of gross expenses to average net assets	2.00%	2.09%	2.20%	2.16%	2.17%
Ratio of net expenses to average net assets	2.00%	2.09%	2.20%	2.16%	2.17%
Ratio of net investment loss to average net assets	(1.21)%	(1.90)%	(1.98)%	(1.82)%	(1.64)%
Portfolio turnover rate	34.85%	12.67%	17.09%	28.68%	30.32%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$13.10	$9.66	$9.80	$8.60	$6.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.10)	(0.07)	(0.06)	(0.04)
Net realized and unrealized gain on investments	3.91	4.08	0.87	1.36	2.37
Total from investment operations	3.89	3.98	0.80	1.30	2.33
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$16.92	$13.10	$9.66	$9.80	$8.60
Total return(ii)	29.66%(iii)	43.38%	10.33%	15.30%	37.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$383,748	$179,276	$21,782	$13,179	$26,953
Ratio of gross expenses to average net assets	0.93%	1.00%	1.12%	1.12%	1.08%
Ratio of expense reimbursements to average net assets	–	(0.03)%	(0.13)%	(0.13)%	(0.09)%
Ratio of net expenses to average net assets	0.93%	0.97%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.12)%	(0.81)%	(0.78)%	(0.65)%	(0.50)%
Portfolio turnover rate	34.85%	12.67%	17.09%	28.68%	30.32%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.22	$19.93	$18.86	$14.91	$11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.25)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain on investments	5.83	7.03	1.41	4.26	3.86
Total from investment operations	5.52	6.78	1.22	4.09	3.75
Dividends from net investment income	–	(0.19)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$31.74	$26.22	$19.93	$18.86	$14.91
Total return(ii)	21.05%	34.74%	6.59%	27.72%	33.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$560,577	$566,606	$523,291	$300,066	$77,791
Ratio of gross expenses to average net assets	1.18%	1.22%	1.19%	1.18%	1.22%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	1.18%	1.22%	1.19%	1.18%	1.20%
Ratio of net investment loss to average net assets	(0.98)%	(1.11)%	(0.95)%	(0.92)%	(0.86)%
Portfolio turnover rate	56.71%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$23.40	$17.85	$17.04	$13.58	$10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.47)	(0.37)	(0.31)	(0.27)	(0.20)
Net realized and unrealized gain on investments	5.19	6.30	1.27	3.87	3.53
Total from investment operations	4.72	5.93	0.96	3.60	3.33
Dividends from net investment income	–	(0.08)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$28.12	$23.40	$17.85	$17.04	$13.58
Total return(ii)	20.17%	33.85%	5.76%	26.82%	32.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$267,800	$248,577	$212,737	$131,655	$48,345
Ratio of gross expenses to average net assets	1.90%	1.94%	1.95%	1.94%	1.97%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	1.90%	1.94%	1.95%	1.94%	1.95%
Ratio of net investment loss to average net assets	(1.70)%	(1.83)%	(1.71)%	(1.66)%	(1.61)%
Portfolio turnover rate	56.71%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.93	$20.44	$19.34	$15.28	$11.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.24)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain on investments	5.99	7.22	1.44	4.37	3.95
Total from investment operations	5.68	6.98	1.25	4.20	3.84
Dividends from net investment income	–	(0.19)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$32.61	$26.93	$20.44	$19.34	$15.28
Total return(ii)	21.09%	34.86%	6.58%	27.77%	33.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$421,986	$360,756	$455,937	$340,636	$109,146
Ratio of gross expenses to average net assets	1.14%	1.15%	1.18%	1.17%	1.21%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.01)%
Ratio of net expenses to average net assets	1.14%	1.15%	1.18%	1.17%	1.20%
Ratio of net investment loss to average net assets	(0.95)%	(1.04)%	(0.93)%	(0.90)%	(0.80)%
Portfolio turnover rate	56.71%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class Y
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 3/1/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$27.41	$20.79	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.21)	(0.18)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain on investments	6.09	7.36	1.48	4.42	2.59
Total from investment operations	5.88	7.18	1.34	4.30	2.51
Dividends from net investment income	–	(0.26)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$33.29	$27.41	$20.79	$19.60	$15.44
Total return(iii)	21.45%	35.32%	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$394,801	$266,570	$94,694	$25,691	$3,279
Ratio of gross expenses to average net assets	0.83%	0.84%	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	–	–(iv)	(0.02)%	–	(0.61)%
Ratio of net expenses to average net assets	0.83%	0.84%	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.65)%	(0.74)%	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	56.71%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Amount was more than (0.005)% per share.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$27.41	$20.79	$19.60	$15.44	$11.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.18)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain on investments	6.09	7.36	1.47	4.42	3.99
Total from investment operations	5.88	7.18	1.34	4.30	3.91
Dividends from net investment income	–	(0.26)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$33.29	$27.41	$20.79	$19.60	$15.44
Total return(ii)	21.45%	35.30%	6.96%	28.13%	33.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$6,195,714	$4,499,832	$2,459,793	$1,329,712	$350,097
Ratio of gross expenses to average net assets	0.83%	0.85%	0.86%	0.87%	0.90%
Ratio of net expenses to average net assets	0.83%	0.85%	0.86%	0.87%	0.90%
Ratio of net investment loss to average net assets	(0.65)%	(0.74)%	(0.62)%	(0.61)%	(0.58)%
Portfolio turnover rate	56.71%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.67	$15.51	$14.30	$17.58	$14.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.11)	(0.06)	(0.02)	0.06	0.13
Net realized and unrealized gain (loss) on investments	6.56	3.91	1.66	(2.46)	3.11
Total from investment operations	6.45	3.85	1.64	(2.40)	3.24
Dividends from net investment income	–	(0.69)	(0.43)	(0.88)	(0.24)
Net asset value, end of period	$25.12	$18.67	$15.51	$14.30	$17.58
Total return(ii)	34.87%(iii)	25.69%	11.99%	(14.35)%	22.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$158,223	$120,832	$100,814	$98,105	$119,477
Ratio of gross expenses to average net assets	1.22%	1.34%	1.37%	1.29%	1.34%
Ratio of net expenses to average net assets	1.22%	1.34%	1.37%	1.29%	1.34%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.37)%	(0.11)%	0.38%	0.83%
Portfolio turnover rate	75.27%	105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class B
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$16.19	$13.44	$12.38	$15.35	$12.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.08)	(0.02)	(0.04)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	5.70	3.38	1.44	(2.13)	2.73
Total from investment operations	5.62	3.36	1.40	(2.19)	2.75
Dividends from net investment income	–	(0.61)	(0.34)	(0.78)	(0.16)
Net asset value, end of period	$21.81	$16.19	$13.44	$12.38	$15.35
Total return(ii)	35.02%(iii)	25.83%	11.82%	(15.00)%	21.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,147	$18,427	$17,646	$17,639	$24,777
Ratio of gross expenses to average net assets	1.94%	2.05%	2.09%	2.01%	2.05%
Ratio of expense reimbursements to average net assets	(0.82)%	(0.88)%	(0.51)%	–	–
Ratio of net expenses to average net assets	1.12%	1.17%	1.58%	2.01%	2.05%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.18)%	(0.30)%	(0.40)%	0.13%
Portfolio turnover rate	75.27%	105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$15.68	$13.11	$12.07	$14.98	$12.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.24)	(0.15)	(0.12)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	5.50	3.29	1.41	(2.09)	2.66
Total from investment operations	5.26	3.14	1.29	(2.15)	2.67
Dividends from net investment income	–	(0.57)	(0.25)	(0.76)	(0.13)
Net asset value, end of period	$20.94	$15.68	$13.11	$12.07	$14.98
Total return(ii)	33.86%(iii)	24.68%	11.07%	(15.08)%	21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,368	$2,760	$3,603	$4,712	$12,130
Ratio of gross expenses to average net assets	1.97%	2.13%	2.23%	2.09%	2.13%
Ratio of net expenses to average net assets	1.97%	2.13%	2.23%	2.09%	2.13%
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.13)%	(0.99)%	(0.41)%	0.06%
Portfolio turnover rate	75.27%	105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.72	$15.54	$14.31	$17.54	$14.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.10)	(0.02)	0.01	0.09	0.17
Net realized and unrealized gain (loss) on investments	6.58	3.93	1.67	(2.48)	3.09
Total from investment operations	6.48	3.91	1.68	(2.39)	3.26
Dividends from net investment income	–	(0.73)	(0.45)	(0.84)	(0.27)
Net asset value, end of period	$25.20	$18.72	$15.54	$14.31	$17.54
Total return(ii)	34.94%(iii)	25.98%	12.41%	(14.27)%	22.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$591	$642	$970	$2,156	$1,742
Ratio of gross expenses to average net assets	1.24%	1.34%	1.48%	1.19%	1.48%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.27)%	(0.36)%	(0.04)%	(0.33)%
Ratio of net expenses to average net assets	1.19%	1.07%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.10)%	0.06%	0.51%	1.14%
Portfolio turnover rate	75.27%	105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.90	$15.69	$14.46	$17.77	$14.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	–(ii)	0.05	0.12	0.20
Net realized and unrealized gain (loss) on investments	6.65	3.98	1.67	(2.48)	3.14
Total from investment operations	6.62	3.98	1.72	(2.36)	3.34
Dividends from net investment income	–	(0.77)	(0.49)	(0.95)	(0.31)
Net asset value, end of period	$25.52	$18.90	$15.69	$14.46	$17.77
Total return(iii)	35.34%(iv)	26.23%	12.64%	(14.03)%	23.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$28,264	$12,621	$13,462	$14,597	$21,317
Ratio of gross expenses to average net assets	0.92%	1.02%	1.10%	1.01%	1.03%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.13)%	(0.21)%	(0.12)%	(0.14)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.01%	0.36%	0.71%	1.27%
Portfolio turnover rate	75.27%	105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Amount was less than $0.005 per share.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$31.75	$26.55	$28.04	$25.16	$16.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.09)	(0.09)	(0.19)	(0.19)
Net realized and unrealized gain on investments	8.87	7.20	0.48	3.82	9.34
Total from investment operations	8.66	7.11	0.39	3.63	9.15
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$36.66	$31.75	$26.55	$28.04	$25.16
Total return(ii)	29.12%(iii)	28.09%	1.96%	14.92%	57.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$151,514	$127,925	$108,095	$131,731	$95,913
Ratio of gross expenses to average net assets	1.00%	1.04%	1.12%	1.15%	1.38%
Ratio of net expenses to average net assets	1.00%	1.04%	1.12%	1.15%	1.38%
Ratio of net investment loss to average net assets	(0.63)%	(0.30)%	(0.34)%	(0.68)%	(0.86)%
Portfolio turnover rate	152.78%	131.29%	148.78%	89.73%	106.66%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$23.74	$20.44	$22.21	$20.23	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.34)	(0.23)	(0.23)	(0.31)	(0.28)
Net realized and unrealized gain on investments	6.46	5.44	0.34	3.04	7.53
Total from investment operations	6.12	5.21	0.11	2.73	7.25
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$26.11	$23.74	$20.44	$22.21	$20.23
Total return(ii)	28.11%(iii)	27.12%	1.20%	14.03%	55.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$14,334	$11,862	$10,963	$15,322	$31,148
Ratio of gross expenses to average net assets	1.76%	1.81%	1.89%	1.93%	2.15%
Ratio of net expenses to average net assets	1.76%	1.81%	1.89%	1.93%	2.15%
Ratio of net investment loss to average net assets	(1.39)%	(1.07)%	(1.12)%	(1.46)%	(1.63)%
Portfolio turnover rate	152.78%	131.29%	148.78%	89.73%	106.66%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Does not reflect the effect of sales charges, if applicable.

(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$31.99	$26.69	$28.09	$25.11	$15.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.11)	–(ii)	0.01	(0.09)	(0.11)
Net realized and unrealized gain on investments	8.96	7.25	0.47	3.82	9.30
Total from investment operations	8.85	7.25	0.48	3.73	9.19
Dividends from net investment income	–	(0.04)	–	–	–
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$37.09	$31.99	$26.69	$28.09	$25.11
Total return(iii)	29.53%(iv)	28.50%	2.34%	15.32%	57.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$184,972	$131,109	$77,023	$57,640	$25,644
Ratio of gross expenses to average net assets	0.68%	0.71%	0.79%	0.84%	1.12%
Ratio of expense reimbursements to average net assets	–	–	(0.04)%	(0.06)%	(0.13)%
Ratio of net expenses to average net assets	0.68%	0.71%	0.75%	0.78%	0.99%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.01)%	0.02%	(0.32)%	(0.48)%
Portfolio turnover rate	152.78%	131.29%	148.78%	89.73%	106.66%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

(ii)	Amount was less than $0.005 per share.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return, which is included in Litigation income in the accompanying Statements of Operations.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in ten series – Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

The Board of Trustees of the Trust (the “Board”) has authorized a partial closing of the Alger Small Cap Focus Fund effective July 31, 2019. Class A, C, I and Z shares are available for purchase by existing shareholders who maintain open accounts and new investors that utilize certain retirement record keeping platforms identified by Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”). Class I shares are also available for purchase by investors who transact with certain brokers identified by the distributor. Class Y shares remain open to all qualifying investors and Class Y and Class Z Shares are generally subject to a minimum initial investment of $500,000.

Class P-2 Shares of the Alger 35 Fund were converted to Class Z shares after the close of business on October 29, 2021.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Class Y shares of Alger Mid Cap Focus Fund launched on February 26, 2021. The Class A shares and the Class C shares of Alger Mid Cap Focus Fund launched on July 29, 2021.

The Board approved a Plan of Reorganizations dated as of February 11, 2021 (the “Plan”), adopted with respect to Alger 25 Fund and Alger 35 Fund. The Plan provides for the transfer of the Alger 25 Fund’s assets to the Alger 35 Fund in a tax-free exchange for shares of the Alger 35 Fund and the assumption by the Alger 35 Fund of the Alger 25 Fund’s stated liabilities, the distribution of such shares of the Alger 35 Fund to Alger 25 Fund shareholders and the subsequent termination of the Alger 25 Fund (the “Reorganization”). Because the Reorganization satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of shareholders of either fund. The Reorganization became effective after the close of business on May 7, 2021.

After the close of business on May 7, 2021, the Alger 35 Fund acquired substantially all of the assets and liabilities of the Alger 25 Fund in exchange for Class P shares of the Alger 35 Fund, which were distributed to the Alger 25 Fund’s shareholders. Upon completion of the Reorganization, Class P shares were reclassified as Class Z shares. The investment portfolio of the Alger 25 Fund, with a fair value of $25,885,380 and identified cost of $17,519,227 as of the date of the Reorganization, was the principal asset acquired by the Alger 35 Fund. The acquisition was accomplished by a tax-free exchange of 1,536,300 shares of the Alger 25 Fund, valued at $26,249,571 for 1,429,347 shares of the Alger 35 Fund. The net assets of the Alger 25 Fund and the Alger 35 Fund immediately before the acquisition were $26,249,571 (including $8,366,153 of net unrealized appreciation) and $18,981,690, respectively. The combined net assets of the Alger 35 Fund immediately following the acquisition were $45,231,261. For financial reporting purposes, assets received and shares issued by the Alger 35 Fund were recorded at fair value; however the cost basis of the investments received from the Alger 25 Fund was carried forward to align ongoing reporting of the Alger 35 Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) Alger Management and/or its affiliates paid the expenses directly relating to the Reorganization. Assuming the acquisition had been completed on November 1, 2020, the Alger 35 Fund’s pro-forma results of operations for the year ended October 31, 2021, are as follows:

Net investment loss	$(32,302)
Net realized and unrealized gain on investments in securities	13,917,443
Net increase in net assets resulting from operations	$13,885,141
Undistributed net investment loss	$(115,723)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in revenue and earnings attributable to the Alger 25 Fund that have been included in the Alger 35 Fund’s Statement of Operations since May 7, 2021.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

 NOTE 2 — Significant Accounting Policies:

(a)   Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

While the meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b)  Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)  Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)  Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(f)   Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non- U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2021.

(g)   Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h)   Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)  Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j)   Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)   Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Alger Management, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.75%
Alger 35 Fund(b)	0.30-0.80	—	—	—	—	0.30
Alger Growth & Income Fund(c)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(e)	0.70	0.50	—	—	—	0.57
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.79
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(c)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) The management fee paid to Alger Management is the lesser of (i) an annual rate of 0.45% of the Fund’s average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. Prior to December 18, 2020, the management fee paid to Alger Management consisted of the fulcrum fee only.
(c) Tier 1 rate is paid on all assets.

(d) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(e) Tier 1 rate is paid on assets up to $250 million, and Tier 2 rate is paid on assets in excess of $250 million.

The sub-advisor to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the advisory fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2021, Alger Management paid a sub-advisory fee of $8,084,438 to Weatherbie.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) for certain Funds through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

	CLASS							FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I		Y	Z		OCTOBER 31, 2021
Alger Capital Appreciation Fund	–	–	–		–	0.85	%(a)	$–
Alger Growth & Income Fund	–	–	–		–	–(b	)	486
Alger Mid Cap Growth Fund	–	–	–		–	0.99(c	)	–
Alger Mid Cap Focus Fund	1.15%	1.90%	1.20%		0.69%	0.99		15
Alger Weatherbie Specialized Growth Fund	–	–	–		0.87	–(d	)	8,083
Alger Small Cap Growth Fund	–	–	–		–	0.99		–
Alger Small Cap Focus Fund	–	–	–		0.85	–		–
Alger International Focus Fund	–	–	1.25(e	)	–	0.89		7,047
Alger Health Sciences Fund	–	–	–		–	0.75		–

(a) Prior to March 1, 2021, Alger Capital Appreciation Fund, Class Z, did not have an expense cap.

(b) Prior to March 1, 2021, the expense cap for Alger Growth & Income Fund, Class Z, was 0.69%.

(c) Prior to March 1, 2021, the expense cap for Alger Mid Cap Growth Fund, Class Z, was 1.05%.

(d) Prior to March 1, 2021, the expense cap for Alger Weatherbie Specialized Growth Fund, Class Z, was 0.99%.

(e) Prior to March 1, 2021, the expense cap for Alger International Focus Fund, Class I, was 1.10%.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed for share classes A, C, I, Y and Z pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the year ended October 31, 2021, the recoupments made by the Funds to the Investment Manager for the Alger Capital Appreciation Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Focus Fund and Alger International Focus Fund, were $68,538, $470, $65, $22,569 and $275, respectively.

Alger Management has also agreed to limit expenses of the Class Z shares (formerly class P shares) of Alger 35 Fund, for the life of the Fund, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees, exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 35 Fund were $150,818 for the year ended October 31, 2021.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $134,768, $43,207 and $176,673, respectively, for the year ended October 31, 2021.

(b)   Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c)   Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Alger LLC a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and or administering the Class A shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2021, such excess carried forward was $12,049,031, $19,004,775 and $18,775,644 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2021, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$14,472
Alger Growth & Income Fund	507
Alger Mid Cap Growth Fund	5,323
Alger Mid Cap Focus Fund	34
Alger Weatherbie Specialized Growth Fund	28,184
Alger Small Cap Growth Fund	37,833
Alger Small Cap Focus Fund	6,329
Alger International Focus Fund	1,156
Alger Health Sciences Fund	3,411

(e)  Brokerage Commissions: During the year ended October 31, 2021, Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund paid Alger LLC, $313,010, $8,041, $82,381, $271,423, $51,412, $562,826 and $75,124, respectively, in connection with securities transactions.

(f)  Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2, Class Y and Class Z shares for these services.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2021, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund $953,340, $36,228, $53,612, $16,648, $185,192, $76,920, $911,388, $28,008 and $71,036, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g)  Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)  Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. There were no interfund trades during the year ended October 31, 2021.
(i)  Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. As of October 31, 2021, Alger Capital Appreciation Fund borrowed $5,217,786, including interest, from Alger Small Cap Focus Fund at a rate of 1.04%, which was payable November 1, 2021 and categorized as Level 2 within the fair value hierarchy. In addition, the Alger Capital Appreciation Institutional Fund, an affiliated fund, borrowed $7,113,799, including interest, from Alger Small Cap Focus Fund at a rate 1.04%, which was payable November 2, 2021.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2021, Alger Weatherbie Specialized Growth Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $1,119 and $74,714, respectively, and Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund and Alger Health Sciences Fund, incurred interfund loan interest expenses of $26,701, $16, $27, $305, $112 and $436, respectively, which are included in interest income and interest expenses, respectively, in the accompanying Statements of Operations.

(j)  Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	32,186
Alger 35 Fund	—	—	—	—	1,170,719
Alger Growth & Income Fund	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	116,462
Alger Mid Cap Focus Fund	4,838	4,838	100,035	4,843	938,986
Alger Weatherbie Specialized Growth Fund	187,751	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	787	313,705
Alger International Focus Fund	—	—	—	—	63,226
Alger Health Sciences Fund	—	—	—	—	189,880

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities and forward foreign currency contracts, for the year ended October 31, 2021:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,536,685,083	3,486,176,501
Alger 35 Fund	37,901,433	43,958,455
Alger Growth & Income Fund	12,521,418	11,329,552
Alger Mid Cap Growth Fund	504,172,577	502,467,489
Alger Mid Cap Focus Fund	1,992,104,945	1,687,528,918
Alger Weatherbie Specialized Growth Fund	1,138,652,981	861,661,331
Alger Small Cap Growth Fund	371,269,644	197,611,002
Alger Small Cap Focus Fund	4,838,188,813	4,206,332,212
Alger International Focus Fund	143,511,085	144,933,619
Alger Health Sciences Fund	482,335,182	473,205,596

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short- term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statement of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2021, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$3,702,098	1.40%
Alger 35 Fund	1,518	1.05
Alger Growth & Income Fund	2,556	1.06
Alger Mid Cap Growth Fund	133,648	1.89
Alger Mid Cap Focus Fund	26,368	1.68
Alger Small Cap Focus Fund	66,598	2.12
Alger International Focus Fund	19,400	2.11
Alger Health Sciences Fund	74,626	1.55

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2021 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$39,902,000
Alger 35 Fund	554,000
Alger Growth & Income Fund	513,000
Alger Mid Cap Growth Fund	6,360,761
Alger Mid Cap Focus Fund	2,482,584
Alger Small Cap Focus Fund	24,308,258
Alger International Focus Fund	1,834,879
Alger Health Sciences Fund	4,000,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	4,903,852	$171,217,144	7,180,370	$211,280,486
Shares converted from Class B	—	—	24,727	668,188
Shares converted from Class C	193,285	6,736,530	86,714	2,362,603
Dividends reinvested	4,906,578	160,052,587	2,937,814	78,087,090
Shares redeemed	(10,514,085)	(373,806,874)	(14,430,334)	(419,690,482)
Net decrease	(510,370)	$(35,800,613)	(4,200,709)	$(127,292,115)
Class B:*
Shares sold	—	$—	15,128	$302,171
Shares converted to Class A	—	—	(33,469)	(668,188)
Dividends reinvested	—	—	41,410	807,917
Shares redeemed	—	—	(457,984)	(9,741,707)
Net decrease	—	$—	(434,915)	$(9,299,807)
Class C:
Shares sold	611,212	$14,822,713	899,144	$19,063,091
Shares converted to Class A	(279,454)	(6,736,530)	(117,059)	(2,362,603)
Dividends reinvested	1,702,406	38,406,276	934,025	18,353,590
Shares redeemed	(2,485,325)	(61,180,206)	(4,104,569)	(90,979,418)
Net decrease	(451,161)	$(14,687,747)	(2,388,459)	$(55,925,340)
Class Z:
Shares sold	8,958,009	$331,347,123	11,841,043	$364,289,219
Dividends reinvested	4,753,533	162,570,831	3,577,911	98,750,345
Shares redeemed	(24,919,637)	(947,567,494)	(13,775,650)	(416,349,095)
Net increase (decrease)	(11,208,095)	$(453,649,540)	1,643,304	$46,690,469

Alger 35 Fund**
Class Z:
Shares sold	192,476	$3,393,415	28,618	$350,000
Shares from the Reorganization***	1,429,347	26,249,571	—	—
Shares converted from Class P-2	18,102	386,258	—	—
Dividends reinvested	9,316	159,019	42	508
Shares redeemed	(390,886)	(7,004,609)	—	—
Net increase	1,258,355	$23,183,654	28,660	$350,508
Class P-2:
Shares sold	9,353	$179,455	14,559	$236,787
Shares converted to Class Z	(18,083)	(386,258)	—	—
Dividends reinvested	1,272	21,760	—	—
Shares redeemed	(6,943)	(136,393)	(9,868)	(163,136)
Net increase (decrease)	(14,401)	$(321,436)	4,691	$73,651

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	187,753	$10,422,890	166,028	$7,230,027
Shares converted from Class C	9,932	526,506	5,418	230,594
Dividends reinvested	35,990	1,847,272	79,229	3,448,814
Shares redeemed	(202,222)	(11,022,607)	(278,890)	(12,011,731)
Net increase (decrease)	31,453	$1,774,061	(28,215)	$(1,102,296)
Class C:
Shares sold	60,755	$3,319,485	52,246	$2,232,137
Shares converted to Class A	(10,088)	(526,506)	(5,503)	(230,594)
Dividends reinvested	5,024	247,364	14,947	643,564
Shares redeemed	(60,069)	(3,212,364)	(106,117)	(4,396,795)
Net decrease	(4,378)	$(172,021)	(44,427)	$(1,751,688)
Class Z:
Shares sold	231,639	$12,822,447	123,441	$5,384,534
Dividends reinvested	12,292	636,900	28,083	1,221,091
Shares redeemed	(122,372)	(6,508,944)	(276,987)	(10,439,155)
Net increase (decrease)	121,559	$6,950,403	(125,463)	$(3,833,530)
Alger Mid Cap Growth Fund
Class A:
Shares sold	914,462	$20,634,057	683,420	$11,230,660
Shares converted from Class B	82,391	1,863,637	697,095	10,686,941
Shares converted from Class C	18,436	428,750	5,184	80,661
Dividends reinvested	919,277	19,139,352	718,109	10,161,234
Shares redeemed	(1,345,940)	(29,992,059)	(1,774,141)	(27,259,364)
Net increase	588,626	$12,073,737	329,667	$4,900,132
Class B:
Shares sold	24,929	$412,167	766,194	$8,988,482
Shares converted to Class A	(111,173)	(1,863,637)	(901,373)	(10,686,941)
Dividends reinvested	139,453	2,141,998	123,931	1,335,978
Shares redeemed	(118,881)	(1,959,022)	(132,984)	(1,542,833)
Net decrease	(65,672)	$(1,268,494)	(144,232)	$(1,905,314)
Class C:
Shares sold	143,711	$2,319,146	110,698	$1,351,444
Shares converted to Class A	(25,839)	(428,750)	(6,962)	(80,661)
Dividends reinvested	55,517	822,766	43,750	461,119
Shares redeemed	(109,683)	(1,763,897)	(279,162)	(3,292,499)
Net increase (decrease)	63,706	$949,265	(131,676)	$(1,560,597)
Class Z:
Shares sold	1,002,401	$22,629,348	383,063	$6,586,907
Dividends reinvested	96,479	2,049,208	56,154	806,942
Shares redeemed	(418,013)	(9,396,307)	(243,910)	(3,731,436)
Net increase	680,867	$15,282,249	195,307	$3,662,413

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:****
Shares sold	71,524	$1,568,079	—	$—
Shares redeemed	(282)	(6,378)	—	—
Net increase	71,242	$1,561,701	—	$—
Class C:****
Shares sold	99,334	$2,230,152	—	$—
Shares redeemed	(235)	(5,074)	—	—
Net increase	99,099	$2,225,078	—	$—
Class I:
Shares sold	3,340,683	$67,099,072	5,205,360	$63,455,538
Dividends reinvested	68,847	1,263,336	—	—
Shares redeemed	(1,688,941)	(32,678,718)	(923,353)	(12,609,650)
Net increase	1,720,589	$35,683,690	4,282,007	$50,845,888
Class Y:*****
Shares sold	5,822	$119,925	—	$—
Net increase	5,822	$119,925	—	$—
Class Z:
Shares sold	20,605,283	$415,538,623	18,710,358	$255,789,347
Dividends reinvested	320,018	5,894,736	—	—
Shares redeemed	(7,483,745)	(151,083,036)	(1,312,798)	(18,447,018)
Net increase	13,441,556	$270,350,323	17,397,560	$237,342,329

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	2,777,160	$60,409,142	4,404,952	$68,046,713
Shares converted from Class C	65,661	1,472,818	52,158	747,539
Dividends reinvested	438,339	8,823,757	393,895	5,475,142
Shares redeemed	(2,894,846)	(62,323,010)	(5,400,289)	(79,168,629)
Net increase (decrease)	386,314	$8,382,707	(549,284)	$(4,899,235)
Class C:
Shares sold	1,791,191	$25,231,160	1,895,581	$18,949,256
Shares converted to Class A	(102,088)	(1,472,818)	(78,426)	(747,539)
Dividends reinvested	412,015	5,327,351	290,701	2,683,170
Shares redeemed	(1,215,169)	(17,245,234)	(1,491,233)	(14,469,003)
Net increase	885,949	$11,840,459	616,623	$6,415,884
Class I:
Shares sold	1,135,719	$25,501,619	3,499,097	$52,548,644
Dividends reinvested	127,791	2,646,555	139,279	1,988,908
Shares redeemed	(1,952,131)	(42,735,229)	(4,238,615)	(65,406,834)
Net decrease	(688,621)	$(14,587,055)	(600,239)	$(10,869,282)
Class Y:
Shares sold	837,092	$19,514,973	1,210,303	$17,155,111
Dividends reinvested	45,583	957,251	22,542	325,051
Shares redeemed	(340,146)	(7,860,565)	(370,845)	(5,562,734)
Net increase	542,529	$12,611,659	862,000	$11,917,428
Class Z:
Shares sold	23,475,062	$551,582,721	22,656,106	$368,505,246
Dividends reinvested	1,449,362	31,335,212	759,385	11,261,680
Shares redeemed	(10,574,421)	(248,570,390)	(10,331,118)	(159,208,355)
Net increase	14,350,003	$334,347,543	13,084,373	$220,558,571

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	4,316,492	$67,234,025	4,331,791	$48,331,960
Shares converted from Class B	9,900	151,028	191,239	1,931,695
Shares converted from Class C	9,831	156,933	12,551	123,962
Dividends reinvested	69,156	1,020,044	703,588	6,494,119
Shares redeemed	(3,086,481)	(47,214,284)	(2,811,745)	(29,568,530)
Net increase	1,318,898	$21,347,746	2,427,424	$27,313,206
Class B:
Shares sold	18,146	$202,310	180,405	$1,256,084
Shares converted to Class A	(14,060)	(151,028)	(267,059)	(1,931,695)
Dividends reinvested	3,843	39,897	53,607	348,979
Shares redeemed	(71,442)	(786,600)	(64,535)	(476,066)
Net decrease	(63,513)	$(695,421)	(97,582)	$(802,698)
Class C:
Shares sold	2,192,233	$22,769,276	1,594,809	$12,146,901
Shares converted to Class A	(14,746)	(156,933)	(18,581)	(123,962)
Dividends reinvested	17,615	173,504	72,948	454,464
Shares redeemed	(731,088)	(7,680,281)	(439,985)	(3,067,814)
Net increase	1,464,014	$15,105,566	1,209,191	$9,409,589
Class Z:
Shares sold	16,501,975	$267,006,423	13,634,150	$160,892,760
Dividends reinvested	71,444	1,096,671	136,279	1,304,192
Shares redeemed	(7,573,401)	(122,718,331)	(2,343,101)	(26,604,569)
Net increase	9,000,018	$145,384,763	11,427,328	$135,592,383

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	2,869,366	$90,147,930	5,208,591	$117,294,890
Shares converted from Class C	15,477	522,326	2,966	67,602
Dividends reinvested	—	—	535,855	11,038,609
Shares redeemed	(6,829,853)	(211,147,927)	(10,396,362)	(218,897,878)
Net decrease	(3,945,010)	$(120,477,671)	(4,648,950)	$(90,496,777)
Class C:
Shares sold	412,494	$11,510,179	854,346	$17,176,073
Shares converted to Class A	(17,406)	(522,326)	(3,312)	(67,602)
Dividends reinvested	—	—	213,864	3,956,482
Shares redeemed	(1,494,411)	(41,732,985)	(2,357,386)	(45,373,121)
Net decrease	(1,099,323)	$(30,745,132)	(1,292,488)	$(24,308,168)
Class I:
Shares sold	5,521,632	$177,853,968	11,716,100	$270,460,844
Dividends reinvested	—	—	497,619	10,524,647
Shares redeemed	(5,977,164)	(188,231,133)	(21,124,546)	(507,666,465)
Net decrease	(455,532)	$(10,377,165)	(8,910,827)	$(226,680,974)
Class Y:
Shares sold	5,833,923	$191,192,930	8,822,105	$207,222,610
Dividends reinvested	—	—	133,682	2,868,815
Shares redeemed	(3,700,823)	(119,885,569)	(3,784,003)	(89,917,556)
Net increase	2,133,100	$71,307,361	5,171,784	$120,173,869
Class Z:
Shares sold	76,188,007	$2,500,577,465	91,276,709	$2,183,836,177
Dividends reinvested	—	—	2,555,372	54,838,281
Shares redeemed	(54,259,719)	(1,768,072,530)	(47,965,380)	(1,093,715,206)
Net increase	21,928,288	$732,504,935	45,866,701	$1,144,959,252

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	308,062	$7,102,758	289,777	$4,740,621
Shares converted from Class B	15,746	357,201	442,500	7,095,292
Shares converted from Class C	9,648	226,184	2,852	45,483
Dividends reinvested	—	—	249,682	3,957,495
Shares redeemed	(507,496)	(11,678,515)	(1,013,866)	(16,405,429)
Net decrease	(174,040)	$(3,992,372)	(29,055)	$(566,538)
Class B:
Shares sold	24,912	$439,834	430,047	$6,099,558
Shares converted to Class A	(18,146)	(357,201)	(510,496)	(7,095,292)
Dividends reinvested	—	—	48,677	667,850
Shares redeemed	(129,422)	(2,601,409)	(143,024)	(1,989,352)
Net decrease	(122,656)	$(2,518,776)	(174,796)	$(2,317,236)
Class C:
Shares sold	71,044	$1,356,820	17,191	$234,371
Shares converted to Class A	(11,520)	(226,184)	(3,383)	(45,483)
Dividends reinvested	—	—	8,313	111,390
Shares redeemed	(26,935)	(516,872)	(120,921)	(1,705,693)
Net increase (decrease)	32,589	$613,764	(98,800)	$(1,405,415)
Class I:
Shares sold	15,704	$367,108	9,635	$142,072
Dividends reinvested	—	—	2,417	38,342
Shares redeemed	(26,546)	(588,570)	(40,160)	(639,872)
Net decrease	(10,842)	$(221,462)	(28,108)	$(459,458)
Class Z:
Shares sold	684,090	$15,690,006	258,994	$4,789,619
Dividends reinvested	—	—	35,504	567,345
Shares redeemed	(244,218)	(5,616,024)	(484,662)	(6,975,611)
Net increase (decrease)	439,872	$10,073,982	(190,164)	$(1,618,647)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	647,684	$21,813,029	854,557	$24,745,630
Shares converted from Class C	19,072	665,710	7,001	187,283
Dividends reinvested	417,346	13,167,263	248,077	6,740,256
Shares redeemed	(979,932)	(32,679,519)	(1,151,412)	(32,912,494)
Net increase (decrease)	104,170	$2,966,483	(41,777)	$(1,239,325)
Class C:
Shares sold	151,682	$3,657,493	153,760	$3,349,184
Shares converted to Class A	(26,699)	(665,710)	(9,237)	(187,283)
Dividends reinvested	82,622	1,869,732	43,515	889,878
Shares redeemed	(158,253)	(3,786,919)	(224,816)	(4,738,890)
Net increase (decrease)	49,352	$1,074,596	(36,778)	$(687,111)
Class Z:
Shares sold	2,662,275	$91,145,762	4,814,272	$133,968,058
Dividends reinvested	490,804	15,627,187	201,739	5,507,481
Shares redeemed	(2,264,211)	(74,893,155)	(3,803,485)	(114,672,656)
Net increase	888,868	$31,879,794	1,212,526	$24,802,883

*	Class B Shares of Alger Capital Appreciation Fund were closed on June 1, 2020.

**     On May 7, 2021,Class P Shares of Alger 35 Fund were reclassified as Class Z Shares. After the close of business on October 29, 2021, Class P-2 Shares of the Alger 35 Fund were converted to Class Z Shares.
***    Includes shares and amounts from the Reorganization. See Note 1 - General.

****  Inception date July 29, 2021.

***** Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2021 and the year ended October 31, 2021 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2020
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	421,756,031	226,260,940
Total distributions paid	$421,756,031	$226,260,940

Alger 35 Fund
Distributions paid from:
Ordinary Income	$903,681	$16,765
Long-term capital gain	1,599,860	—
Total distributions paid	$2,503,541	$16,765

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2020
Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$1,367,989	$1,753,078
Long-term capital gain	1,671,431	4,157,258
Total distributions paid	$3,039,420	$5,910,336

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	$9,986,404	$—
Long-term capital gain	17,092,019	14,472,041
Total distributions paid	$27,078,423	$14,472,041

Alger Mid Cap Focus Fund
Distributions paid from:
Ordinary Income	$4,477,639	$—
Long-term capital gain	2,736,644	—
Total distributions paid	$7,214,283	$—

Alger Weatherbie Specialized Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	54,754,778	22,961,850
Total distributions paid	$54,754,778	$22,961,850

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	2,406,068	9,157,081
Total distributions paid	$2,406,068	$9,157,081

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	$—	$42,353,237
Long-term capital gain	—	55,990,468
Total distributions paid	$—	$98,343,705

Alger International Focus Fund
Distributions paid from:
Ordinary Income	$—	$6,030,785
Long-term capital gain	—	—
Total distributions paid	$—	$6,030,785

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2020
Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	$5,701,478	$105,080
Long-term capital gain	26,993,153	14,145,044
Total distributions paid	$32,694,631	$14,250,124

As of October 31, 2021, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$84,930,259
Undistributed long-term gains	550,585,133
Net accumulated earnings	635,515,392
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	1,637,288,858
Total accumulated earnings	$2,272,804,250

Alger 35 Fund
Undistributed ordinary income	$2,856,034
Undistributed long-term gains	7,695,108
Net accumulated earnings	10,551,142
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	2,383,430
Total accumulated earnings	$12,934,572

Alger Growth & Income Fund
Undistributed ordinary income	$713,721
Undistributed long-term gains	4,962,704
Net accumulated earnings	5,676,425
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	97,926,195
Total accumulated earnings	$103,602,620

Alger Mid Cap Growth Fund
Undistributed ordinary income	$39,054,829
Undistributed long-term gains	53,284,595
Net accumulated earnings	92,339,424
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	68,055,612
Total accumulated earnings	$160,395,036

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund
Undistributed ordinary income	$69,646,552
Undistributed long-term gains	14,477,226
Net accumulated earnings	84,123,778
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	231,381,073
Total accumulated earnings	$315,504,851

Alger Weatherbie Specialized Growth Fund
Undistributed ordinary income	$157,914,764
Undistributed long-term gains	143,701,110
Net accumulated earnings	301,615,874
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	405,225,779
Total accumulated earnings	$706,841,653

Alger Small Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	57,229,778
Net accumulated earnings	57,229,778
Capital loss carryforwards	—
Late year ordinary income losses	(2,059,579)
Net unrealized appreciation	199,552,017
Total accumulated earnings	$254,722,216

Alger Small Cap Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	416,022,214
Net accumulated earnings	416,022,214
Capital loss carryforwards	—
Late year ordinary income losses	(63,225,459)
Net unrealized appreciation	2,592,165,895
Total accumulated earnings	$2,944,962,650

Alger International Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	16,992,815
Net accumulated earnings	16,992,815
Capital loss carryforwards	—
Late year ordinary income losses	(527,201)
Net unrealized appreciation	64,896,977
Total accumulated earnings	$81,362,591

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Undistributed ordinary income	$15,390,588
Undistributed long-term gains	51,405,750
Net accumulated earnings	66,796,338
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	67,361,947
Total accumulated earnings	$134,158,285

During the year ended October 31, 2021, Alger Small Cap Focus Fund and Alger International Focus Fund, utilized capital loss carryforwards of $58,079,170 and $13,431,827, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2021:

Alger Capital Appreciation Fund
Distributable earnings	$(44,321,786)
Paid-in Capital	$44,321,786

Alger Mid Cap Growth Fund
Distributable earnings	$(2,444,437)
Paid-in Capital	$2,444,437

Alger Weatherbie Specialized Growth Fund
Distributable earnings	$(19,445,087)
Paid-in Capital	$19,445,087

Alger Small Cap Growth Fund
Distributable earnings	$2,467,967
Paid-in Capital	$(2,467,967)

Alger Small Cap Focus Fund
Distributable earnings	$35,043,025
Paid-in Capital	$(35,043,025)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund
Distributable earnings	$1,066,357
Paid-in Capital	$(1,066,357)

Alger Health Sciences Fund
Distributable earnings	$(6,334,261)
Paid-in Capital	$6,334,261

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$416,650,730	$416,650,730	$—	$—
Consumer Discretionary	777,994,171	730,716,891	46,261,364	1,015,916
Energy	2,520,677	2,520,677	—	—
Financials	133,666,213	133,666,213	—	—
Healthcare	264,115,447	264,115,447	—	—
Industrials	168,297,524	168,297,524	—	—
Information Technology	1,607,861,084	1,607,861,084	—	—
Materials	12,566,884	12,566,884	—	—
TOTAL COMMON STOCKS	$3,383,672,730	$3,336,395,450	$46,261,364	$1,015,916
PREFERRED STOCKS
Information Technology	1,922,972	—	—	1,922,972
REAL ESTATE INVESTMENT TRUST
Real Estate	13,146,467	13,146,467	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	4,443,108	—	—	4,443,108
TOTAL INVESTMENTS IN SECURITIES	$3,403,185,277	$3,349,541,917	$46,261,364	$7,381,996

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	2,689,305	2,689,305	—	—
Consumer Discretionary	3,574,153	3,574,153	—	—
Energy	889,880	889,880	—	—
Financials	2,709,523	2,709,523	—	—
Healthcare	7,552,857	7,552,857	—	—
Industrials	2,741,999	2,741,999	—	—
Information Technology	21,356,297	21,356,297	—	—
Real Estate	1,357,857	1,357,857	—	—
TOTAL COMMON STOCKS	$42,871,871	$42,871,871	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$42,871,871	$42,871,871	$—	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$19,718,484		$19,718,484	$—	$—
Consumer Discretionary	12,993,863		12,993,863	—	—
Consumer Staples	10,518,962		10,518,962	—	—
Energy	4,677,507		4,677,507	—	—
Financials	23,197,448		23,197,448	—	—
Healthcare	19,752,579		19,752,579	—	—
Industrials	9,584,203		9,584,203	—	—
Information Technology	42,926,982		42,926,982	—	—
Materials	2,918,016		2,918,016	—	—
Utilities	1,897,756		1,897,756	—	—
TOTAL COMMON STOCKS	$148,185,800		$148,185,800	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	759,862		759,862	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,109,520		1,109,520	—	—
Real Estate	6,056,057		6,056,057	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$7,165,577		$7,165,577	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$156,111,239		$156,111,239	$—	$—

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	25,152,673		25,152,673	—	—
Consumer Discretionary	39,722,513		33,688,106	6,034,407	—
Energy	3,187,509		3,187,509	—	—
Financials	23,185,084		23,185,084	—	—
Healthcare	75,917,248		75,917,248	—	—
Industrials	39,898,249		39,898,249	—	—
Information Technology	118,378,872		118,378,872	—	—
Materials	1,834,631		1,834,631	—	—
TOTAL COMMON STOCKS	$327,276,779		$321,242,372	$6,034,407	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	442,544		—	—	442,544
REAL ESTATE INVESTMENT TRUST
Real Estate	2,593,293		2,593,293	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,722,707		—	—	2,722,707
TOTAL INVESTMENTS IN SECURITIES	$333,035,323		$323,835,665	$6,034,407	$3,165,251

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$45,797,250		$45,797,250	$—	$—
Consumer Discretionary	73,068,224		64,636,464	8,431,760	—
Consumer Staples	20,777,939		20,777,939	—	—
Energy	17,021,670		17,021,670	—	—
Financials	59,042,438		59,042,438	—	—
Healthcare	160,965,791		160,965,791	—	—
Industrials	207,538,686		207,538,686	—	—
Information Technology	352,663,408		352,663,408	—	—
TOTAL COMMON STOCKS	$936,875,406		$928,443,646	$8,431,760	$—
TOTAL INVESTMENTS IN SECURITIES	$936,875,406		$928,443,646	$8,431,760	$—

Alger Weatherbie Specialized Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	210,021,962		210,021,962	—	—
Energy	42,793,031		42,793,031	—	—
Financials	225,547,262		225,547,262	—	—
Healthcare	369,903,177		369,903,177	—	—
Industrials	292,083,257		292,083,257	—	—
Information Technology	434,829,814		434,829,814	—	—
Materials	18,292,229		18,292,229	—	—
Real Estate	101,147,525		101,147,525	—	—
TOTAL COMMON STOCKS	$1,694,618,257		$1,694,618,257	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$1,694,618,257		$1,694,618,257	$—	$—

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	45,904,321		45,904,321	—	—
Consumer Discretionary	56,347,244		56,347,244	—	—
Consumer Staples	16,900,394		16,900,394	—	—
Energy	12,922,319		12,922,319	—	—
Financials	13,167,835		13,167,835	—	—
Healthcare	249,197,427		249,197,427	—	—
Industrials	39,326,502		39,326,502	—	—
Information Technology	187,621,967		187,621,967	—	—
Materials	16,336,725		16,336,725	—	—
TOTAL COMMON STOCKS	$637,724,734		$637,724,734	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	131,087		—	—	131,087
REAL ESTATE INVESTMENT TRUST
Real Estate	4,878,115		4,878,115	—	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
SPECIAL PURPOSE VEHICLE
Information Technology	$3,683,379		$—	$—	$3,683,379
TOTAL INVESTMENTS IN SECURITIES	$646,417,315		$642,602,849	$—	$3,814,466

Alger Small Cap Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	182,768,400		182,768,400	—	—
Consumer Discretionary	555,554,843		555,554,843	—	—
Consumer Staples	104,429,454		104,429,454	—	—
Energy	159,575,294		159,575,294	—	—
Healthcare	3,648,034,554		3,648,034,554	—	—
Industrials	803,413,320		803,413,320	—	—
Information Technology	2,300,859,868		2,300,859,868	—	—
TOTAL COMMON STOCKS	$7,754,635,733		$7,754,635,733	$—	$—
RIGHTS
Healthcare	8,929		—	—	8,929
TOTAL INVESTMENTS IN SECURITIES	$7,754,644,662		$7,754,635,733	$—	$8,929

Alger International Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	5,462,763		5,462,763	—	—
Consumer Discretionary	51,322,665		10,085,011	41,237,654	—
Consumer Staples	4,528,238		4,528,238	—	—
Energy	12,908,971		6,523,877	6,385,094	—
Financials	19,542,622		4,803,588	14,739,034	—
Healthcare	24,491,943		2,909,647	21,582,296	—
Industrials	44,038,727		3,345,957	40,692,770	—
Information Technology	34,342,294		4,172,790	30,169,504	—
Materials	11,172,407		—	11,172,407	—
TOTAL COMMON STOCKS	$207,810,630		$41,831,871	$165,978,759	$—
TOTAL INVESTMENTS IN SECURITIES	$207,810,630		$41,831,871	$165,978,759	$—

Alger Health Sciences Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	$6,064,442		$6,064,442	$—	$—
Financials	4,948,795		4,948,795	—	—
Healthcare	316,347,590		314,557,445	1,790,145	—
Information Technology	22,061,649		22,061,649	—	—
TOTAL COMMON STOCKS	$349,422,476		$347,632,331	$1,790,145	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	1,467,747		—	—	1,467,747
TOTAL INVESTMENTS IN SECURITIES	$350,890,223		$347,632,331	$1,790,145	$1,467,747

* Alger Mid Cap Growth Fund’s, Alger Weatherbie Specialized Growth Fund’s, Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2020	$5,734,338
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	2,380,664
Included in net change in unrealized appreciation (depreciation) on investments	(2,850,947)
Purchases and sales
Purchases	—
Sales/Distributions	(4,248,139)
Closing balance at October 31, 2021	1,015,916
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(2,850,947)

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,922,972
Sales	—
Closing balance at October 31, 2021	1,922,972
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$2,775,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,668,108
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	4,443,108
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$1,668,108

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$32,942
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(32,942)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(32,942)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2020	$407,141
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	35,403
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	442,544
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$35,403

Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,200,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,047,707
Purchases and sales
Purchases	475,000
Sales	—
Closing balance at October 31, 2021	2,722,707
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$1,047,707

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$34,721
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(34,721)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(34,721)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$7,603
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(7,603)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(7,603)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2020	$120,600
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	10,487
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	131,087
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$10,487

Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,800,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,408,379
Purchases and sales
Purchases	475,000
Sales	—
Closing balance at October 31, 2021	3,683,379
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$1,408,379

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2020	$8,214
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	715
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	8,929
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$715

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2020	$134,605
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(134,605)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(134,605)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2020	$1,350,327
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	117,420
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	1,467,747
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$117,420

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.
** Includes securities that are fair valued at zero.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of October 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value October 31, 2021		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$1,015,916		Income Approach	Discount Rate	3.28%	N/A
				Probability of Success	15.00%-50.00%	N/A
Preferred Stocks	1,922,972		Cost Approach	Priced at Cost	N/A	N/A
Special Purpose Vehicle	4,443,108		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	28.5x-29.5x	N/A
Alger Mid Cap Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	442,544		Income Approach	Discount Rate	3.58%-5.07%	N/A
				Probability of Success	0.00%-100.00%	N/A
Special Purpose Vehicle	2,722,707		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	28.5x-29.5x	N/A

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2021		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Weatherbie Specialized Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Alger Small Cap Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	131,087		Income Approach	Discount Rate	3.58%-5.07%	N/A
				Probability of Success	0.00%-100.00%	N/A
Special Purpose Vehicle	3,683,379		Market Approach	Transaction Price	N/A	N/A
				Revenue Multiple	28.5x-29.5x	N/A
Alger Small Cap Focus Fund
Rights	$8,929		Income Approach	Discount Rate	3.58%-5.07%	N/A
				Probability of Success	0.00%-100.00%	N/A
Alger Health Sciences Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	1,467,747		Income Approach	Discount Rate	3.58%-5.07%	N/A
				Probability of Success	0.00%-100.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund
Bank overdraft	$(10,824,002)	$–	$(10,824,002)	$–
Foreign cash	101,545	101,545	–	–
Alger 35 Fund	1,254,172	–	1,254,172	–
Alger Growth & Income Fund	6,400,691	–	6,400,691	–
Alger Mid Cap Growth Fund	4,548,418	–	4,548,418	–
Alger Mid Cap Focus Fund	23,312,194	9,471,387	13,840,807	–
Alger Weatherbie Specialized Growth Fund	80,282,876	–	80,282,876	–
Alger Small Cap Growth Fund	43,736,292	–	43,736,292	–
Alger Small Cap Focus Fund	84,256,442	–	84,256,442	–
Alger International Focus Fund	1,900,611	386,533	1,514,078	–
Alger Health Sciences Fund	3,785,212	–	3,785,212	–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the year ended October 31, 2021, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $396,208 based on market value. Forward foreign currency contracts were held during 1 month of the period.

The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2021, is as follows:

NET REALIZED LOSS ON DERIVATIVES
Alger International Focus Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(2,095)
Total	$(2,095)

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

There were no open derivative instruments as of October 31, 2021.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2021. Information regarding the Funds’ holdings of such securities is set forth in the following table:

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	$2,775,000	$–	$–	$–	$–	$1,668,108	$4,443,108
Total	$2,775,000	$–	$–	$–	$–	$1,668,108	$4,443,108

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$32,942	$–	$–	$–	$–	$(32,942)	$–
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,200,000	–	–	–	–	721,344	1,921,344
Crosslink Ventures Capital LLC, Cl. B	–	475,000	–	–	–	326,363	801,363
Total	$1,232,942	$475,000	$–	$–	$–	$1,014,765	$2,722,707

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$34,721	$–	$–	$–	$–	$(34,721)	$–
Total	$34,721	$–	$–	$–	$–	$(34,721)	$–

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$7,603	$–	$–	$–	$–	$(7,603)	$–
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,800,000	–	–	–	–	1,082,016	2,882,016
Crosslink Ventures Capital LLC, Cl. B	–	475,000	–	–	–	326,363	801,363
Total	$1,807,603	$475,000	$–	$–	$–	$1,400,776	$3,683,379

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$134,605	$–	$–	$–	$–	$(134,605)	$–
Total	$134,605	$–	$–	$–	$–	$(134,605)	$–

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds' administration and accounting agent, custodian, and securities lending agent, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH's Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals and is expected to be consummated during the first calendar quarter of 2022 (the “Closing Date”). Consequently, upon consummation of the Transaction, it is expected that State Street will replace BBH as the Funds' administration and accounting agent and custodian effective as of the Closing Date.

As a result of a shareholder vote, which occurred on December 18, 2020, effective November 1, 2021, the advisory fee for the Alger 35 Fund will be 0.45% of average daily net assets of the Fund.

On December 15, 2021, the Alger Mid Cap Growth Fund paid $67,153,291, representing 30.1% of net asset value, and $6.5788 per share, $6,406,978, representing 40.9% of net asset value, and $6.6024 per share, $2,944,693, representing 41.9% of net asset value, and $6.4737 per share, and $15,837,405, representing 29.7% of net asset value, and $6.6476 per share, for the Class A, Class B, Class C and Class Z shares, respectively, for ordinary income dividend and capital gain distributions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds comprised of Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund, and Alger Health Sciences Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds (or for the period listed in the table below), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund comprising The Alger Funds	Financial Highlights
Alger 35 Fund	For the years ended October 31, 2021, 2020, 2019, and the period from March 29, 2018 (commencement of operations) through October 31, 2018
Alger Mid Cap Focus Fund	For the year ended October 31, 2021, 2020, and the period from June 14, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
December 21, 2021

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2021 and ending October 31, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Six Months Ended October 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2021(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,056.50	$5.96	1.15%
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class C	Actual	1,000.00	1,101.00	10.06	1.90
	Hypothetical(c)	1,000.00	1,015.63	9.65	1.90
Class Z	Actual	1,000.00	1,116.80	4.43	0.83
	Hypothetical(c)	1,000.00	1,021.02	4.23	0.83

Alger 35 Fund
Class Z(d)	Actual	1,000.00	1,118.40	2.14	0.40
	Hypothetical(c)	1,000.00	1,023.19	2.04	0.40

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,055.10	$5.08	0.98%
	Hypothetical(c)	1,000.00	1,020.27	4.99	0.98
Class C	Actual	1,000.00	1,099.10	9.15	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73
Class Z	Actual	1,000.00	1,115.10	3.52	0.66
	Hypothetical(c)	1,000.00	1,021.88	3.36	0.66

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,058.80	$6.28	1.21%
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class B	Actual	1,000.00	1,067.10	6.10	1.17
	Hypothetical(c)	1,000.00	1,019.31	5.96	1.17
Class C	Actual	1,000.00	1,103.10	10.60	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class Z	Actual	1,000.00	1,119.40	4.91	0.92
	Hypothetical(c)	1,000.00	1,020.57	4.69	0.92

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Six Months Ended October 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2021(b)
Alger Mid Cap Focus Fund
Class A	Actual(e),(f)	$1,000.00	$1,133.50	$2.53	0.91%
	Hypothetical(e),(f)	1,000.00	1,010.61	2.38	0.91
Class C	Actual(e),(f)	1,000.00	1,131.60	4.58	1.65
	Hypothetical(e),(f)	1,000.00	1,008.72	4.31	1.65
Class I	Actual	1,000.00	1,166.80	5.19	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95
Class Y	Actual	1,000.00	1,168.70	3.83	0.70
	Hypothetical(c)	1,000.00	1,021.68	3.57	0.70
Class Z	Actual	1,000.00	1,168.60	3.72	0.68
	Hypothetical(c)	1,000.00	1,021.78	3.47	0.68
Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$1,054.50	$6.21	1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,098.60	10.31	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class I	Actual	1,000.00	1,112.70	6.34	1.19
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19
Class Y	Actual	1,000.00	1,114.40	4.64	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87
Class Z	Actual	1,000.00	1,114.50	4.69	0.88
	Hypothetical(c)	1,000.00	1,020.77	4.48	0.88
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$957.50	$6.07	1.23%
	Hypothetical(c)	1,000.00	1,019.00	6.26	1.23
Class B	Actual	1,000.00	960.60	6.03	1.22
	Hypothetical(c)	1,000.00	1,019.06	6.21	1.22
Class C	Actual	1,000.00	997.50	10.07	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class Z	Actual	1,000.00	1,012.60	4.72	0.93
	Hypothetical(c)	1,000.00	1,020.52	4.74	0.93

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Six Months Ended October 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2021(b)
Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$934.40	$5.75	1.18%
	Hypothetical(c)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	972.70	9.45	1.90
	Hypothetical(c)	1,000.00	1,015.63	9.65	1.90
Class I	Actual	1,000.00	986.10	5.71	1.14
	Hypothetical(c)	1,000.00	1,019.46	5.80	1.14
Class Y	Actual	1,000.00	987.50	4.16	0.83
	Hypothetical(c)	1,000.00	1,021.02	4.23	0.83
Class Z	Actual	1,000.00	987.80	4.16	0.83
	Hypothetical(c)	1,000.00	1,021.02	4.23	0.83
Alger International Focus Fund
Class A	Actual	$1,000.00	$1,055.80	$6.32	1.22%
	Hypothetical(c)	1,000.00	1,019.06	6.21	1.22
Class B	Actual	1,000.00	1,064.70	5.83	1.12
	Hypothetical(c)	1,000.00	1,019.56	5.70	1.12
Class C	Actual	1,000.00	1,100.60	10.43	1.97
	Hypothetical(c)	1,000.00	1,015.27	10.01	1.97
Class I	Actual	1,000.00	1,114.20	6.34	1.19
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19
Class Z	Actual	1,000.00	1,116.10	4.75	0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53	0.89
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,042.40	$5.15	1.00%
	Hypothetical(c)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	1,086.10	9.25	1.76
	Hypothetical(c)	1,000.00	1,016.33	8.94	1.76
Class Z	Actual	1,000.00	1,101.90	3.60	0.68
	Hypothetical(c)	1,000.00	1,021.78	3.47	0.68

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.
(d) The Class P Shares were reclassified as Class Z Shares on May 7, 2021. Class P-2 shares were converted into Class Z Shares after the close of business on October 29, 2021.
(e) For the period from July 30, 2021 to October 31, 2021.
(f) Beginning account value July 30, 2021.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund designate $421,756,031,
$1,599,860, $1,671,431, $17,092,019, $2,736,644, $54,754,778, $ 2,406,068 and $26,993,153, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2021, 3.56%, 100.00%, 5.69%, 2.32% and 21.75% of the Alger 35 Fund's, Alger Growth & Income Fund's, Alger Mid Cap Growth Fund's, Alger Mid Cap Focus Fund's and Alger Health Sciences Fund's dividends qualified for the dividends deduction for corporations, respectively. For the year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 3.43% of the Alger 35 Fund's, 100.00% of the Alger Growth & Income Fund's, 5.94% of the Alger Mid Cap Growth Fund's, 2.48% of the Alger Mid Cap Focus Fund's and 30.99% of the Alger Health Sciences Fund's dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2022. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term "Alger Fund Complex" refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 100 Pearl Street, New York, NY 10004.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management, and the series thereof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):
Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and
Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 22, 2021 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Specialized Growth Fund (each, a Management Agreement), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a detailed request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (FUSE), an independent consulting firm. The Board also spoke directly with FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described herein). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing their duties in considering the continuation of the Management Agreements. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the "median" in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (each Fund’s oldest share class), except for Alger 35 Fund, for which Class Z shares were used, and Alger Mid Cap Focus Fund, for which Class I shares were used (such Funds’ oldest share class).

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager's explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund's affairs and the Manager's role in coordinating and overseeing providers of other services to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and products, and adjust portfolios as necessary, as well as to address the changing investment landscape as evidenced, in part, by the recent launch of a suite of actively-managed non- transparent exchange-traded funds. With respect to the Alger Weatherbie Specialized Growth Fund, the Board also considered the investment approach of Weatherbie, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that Fred Alger Management’s successful flagship offerings support Fred Alger Management’s overall investment capabilities.

The Board considered information provided by the Manager with respect to its business continuity plans, including the continued effectiveness of those plans throughout the ongoing COVID-19 pandemic. The Board further noted the Manager’s ongoing engagement with key service providers with respect to their operations and personnel supporting the Funds during the COVID-19 pandemic.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, each Trustee was satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreements.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board took into account that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of the Board throughout the year, representatives of the Manager reviewed with the Trustees the recent and longer-term performance of each Fund and, where appropriate, the measures that the Manager was considering, or had implemented during the past year, to address any performance outliers.

The Trustees concluded that each Fund’s performance was acceptable. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Capital Appreciation Fund – The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund is being managed consistent with its core growth style, making it modestly more “growthy” than its benchmark index.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger 35 Fund – The Board noted that the Fund’s annualized total return for the one-year, three-year and since inception periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year, three- year and since inception periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- year, three-year and since inception periods.

Alger Growth & Income Fund – The Board noted that the Fund’s annualized total return for the three-, five-, and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. In this regard, the Board considered FUSE’s commentary with respect to the focused number of securities held by the Fund, as compared to its benchmark index.

Alger Mid Cap Growth Fund – The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the first quartile of its Peer Universe, and for the 10-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three- and five-year periods and underperformed for the 10- year period.

Alger Mid Cap Focus Fund – The Board noted that the Fund’s annualized total return for the one-year and since inception periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year and since inception periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year and since inception periods.

Alger Weatherbie Specialized Growth Fund – The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was in the first quartile of its Peer Universe, and for the one-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the three-, five- and 10-year periods and underperformed for the one-year period.

Alger Small Cap Growth Fund – The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three- and five-year periods was in the first quartile of its Peer Universe, for the 10-year period was in the second quartile of its Peer Universe, and for the one-year period was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the three-, five- and 10-year periods and underperformed for the one-year period. The Board considered the rationale for the Fund’s recent underperformance as outlined by management and FUSE’s commentary, and noted the Fund’s improved relative near-term (3-month period) performance.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Small Cap Focus Fund – The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the five- and 10-year periods was in the first quartile of its Peer Universe, for the three-year period was in the second quartile of its Peer Universe, and for the one-year period was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the three-, five- and 10-year periods and underperformed for the one-year period. The Board considered the rationale for the Fund’s recent underperformance as outlined by management and FUSE’s commentary, and noted the Fund’s improved relative near-term (3-month period) performance.

Alger International Focus Fund – The Board noted that the Fund’s annualized total return for the one-, three- and 10-year periods outperformed the median of its Peer Group, and for the five-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, and for the three-, five-, and 10-year periods was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods.

Alger Health Sciences Fund – The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods outperformed the median of its Peer Group, and for the three-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the five-year period was in the first quartile of its Peer Universe, for the one- and 10-year periods was in the second quartile of its Peer Universe, and for the three-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three- and 10-year periods. The Board further noted that during the last year, the Fund trimmed its holdings over the last 12 months to 67 from 112 stocks. The Board also considered the addition of a new portfolio manager with 15 years of experience in healthcare investing. The Board considered the rationale for the Fund’s recent underperformance as compared to its benchmark, as outlined by management and FUSE’s commentary.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to the Manager in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Fund (if any), including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the "Actual Management Fee"). Moreover, the Board considered that the Manager also offered specific new expense caps for certain Funds as discussed below. Additionally, the Board received and considered information comparing each Fund's Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes administrative fees.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed those factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to each Fund is reasonable. Further discussion of the Board's considerations with respect to each Fund's comparative fees and expenses is set forth below.

Alger Capital Appreciation Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger 35 Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the second quartile of its Peer Group. The Board noted that shareholders had voted to remove the Fund’s fulcrum fee structure and instead implement an advisory fee rate of 0.45% of average daily net assets of the Fund, effective November 1, 2021.

Alger Growth & Income Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) and second quartiles of its Peer Group, respectively.

Alger Mid Cap Growth Fund. The Board noted that Contractual Management Fee for the Fund were below the median and in the second quartile of its Peer Group, but that the total expenses for the Fund were above the median and in the third quartile of its Peer Group.

Alger Mid Cap Focus Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

Alger Weatherbie Specialized Growth Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group. The Board also noted that, with respect to the Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Alger Small Cap Growth Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that total expenses for the Fund were equal to the median and in the third quartile of its Peer Group.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Small Cap Focus Fund. The Board noted that Contractual Management Fee and total expenses for the Fund were below the median and in the second quartile of its Peer Group.

Alger International Focus Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, but that total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group. The Board considered, and subsequently approved, Fred Alger Management’s proposal to reduce the expense cap for Class Z shares of the Fund to 0.84% effective February 28, 2022.

Alger Health Sciences Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

In connection with its consideration of each Fund's fees payable under the Management Agreement, the Board also received information on the Manager's standard institutional account fees for accounts of a similar investment type to each of the Funds. The Board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts. The Board also received information on fees charged to other funds managed by the Manager.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of  each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits, of Fred Alger Management, in providing investment management and other services to each Fund during the year ended June 30, 2021. The Board also reviewed the profitability methodology and any changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management's profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, and Alger Small Cap Growth Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size . The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board's consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board's conclusions may be based, in part, on its consideration of the Fund's arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (top 5 holdings with respect to Alger 35 Fund) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality
(1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

100 Pearl Street
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2021	$380,700
October 31, 2020	$369,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2021	$70,965
October 31, 2020	$71,350

d) All Other Fees:

October 31, 2021	$22,681
October 31, 2020	$15,776

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2021	$228,972	€91,934
October 31, 2020	$232,670	€72,885

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/ Hal Liebes

Hal Liebes

President

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes

President

Date: December 20, 2021

By:	/s/ Michael D. Martins

Michael D. Martins

Treasurer

Date: December 20, 2021